As filed with the Securities and Exchange Commission on October 28, 2013

Securities Act of 1933 Registration No. 333-132400

Investment Company Act of 1940 Registration No. 811-21866

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 38	☒

and/or

REGISTRATION STATEMENT

Under

the Investment Company Act Of 1940

Amendment No. 41	☒

HIGHLAND FUNDS I

(formerly Pyxis Funds I)

(Exact Name of Registrant as Specified in Charter)

c/o Highland Capital Management Fund Advisors, L.P.

(formerly Pyxis Capital, L.P.)

200 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-972-628-4100

(Name and Address of Agent for Service)	Copies to:
Mr. Ethan Powell c/o Highland Capital Management Fund Advisors, L.P. 200 Crescent Court, Suite 700 Dallas, Texas 75201	Mr. Brian Mitts c/o Highland Capital Management Fund Advisors, L.P. 200 Crescent Court, Suite 700 Dallas, Texas 75201

Gregory D. Sheehan, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b); or
☒	on October 31, 2013 pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Highland Funds I

Prospectus

October 31, 2013

	Class A	Class B	Class C	Class Z

Highland Floating Rate Opportunities Fund	HFRAX	HFRBX	HFRCX	HFRZX

Highland Long/Short Equity Fund	HEOAX		HEOCX	HEOZX

Highland Long/Short Healthcare Fund	HHCAX		HHCCX	HHCZX

Investment portfolios of Highland Funds I (formerly “Pyxis Funds I”) managed by

Highland Capital Management Fund Advisors, L.P. (formerly “Pyxis Capital, L.P.”) (“HCMFA” or the “Adviser”)

Although these securities have been registered with the Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured

May Lose Value

No Bank Guarantee

Highland Funds I Prospectus

October 31, 2013

Highland Floating Rate Opportunities Fund

(formerly “Pyxis Floating Rate Opportunities Fund”)

Investment Objective

The investment objective of Highland Floating Rate Opportunities Fund (“Floating Rate Opportunities Fund” or the “Fund”) is to provide a high level of current income, consistent with preservation of capital.

Fees and Expenses for Class A, Class B, Class C and Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Shareowner Guide — How to Invest in the Highland Funds — Sales Charges — Class A Shares” on page 43 of the Fund’s Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 58 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Z
Maximum Sales Charge Imposed on Purchases (as % of offering price)	3.50%	None	None	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	3.25%	1.00%	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None	None
Redemption Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)1

	Class A	Class B	Class C	Class Z
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.35%	0.70%	0.85%	None
Other Expenses	0.76%	0.92%	0.77%	0.63%
Interest Payments and Commitment Fees on Borrowed Funds	0.14%	0.18%	0.14%	0.10%
Remainder of Other Expenses	0.62%	0.74%	0.63%	0.53%
Total Annual Fund Operating Expenses	1.76%	2.27%	2.27%	1.28%
Expense Reimbursement[2]	-0.46%	-0.62%	-0.47%	-0.33%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.30%	1.65%	1.80%	0.95%
1	Figures are based on borrowings of 3.20% of the Fund’s total assets (including the proceeds of such borrowing), the actual average amount of leverage utilized during the Fund’s prior fiscal period.

2	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds I (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) the Fund has borrowed an average of 3.20% of the Fund’s assets annually. Your actual costs may be higher or lower.

Class	1 Year*	3 Years	5 Years	10 Years
Class A:	$479	$845	$1,235	$2,325
Class B: if you did not sell your shares	$169	$653	$1,164	$2,440
if you sold all your shares at the end of the period	$494	$853	$1,264	$2,440
Class C: if you did not sell your shares	$184	$667	$1,177	$2,579
if you sold all your shares at the end of the period	$284	$667	$1,177	$2,579
Class Z:	$98	$377	$676	$1,527
*	After reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the fiscal year ended June 30, 2013, the portfolio turnover rate of the Fund was 71% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of floating rate loans and other floating rate investments) at least 80% of its

Highland Funds I Prospectus

October 31, 2013

net assets (plus any borrowings for investment purposes) in floating rate loans and other securities deemed to be floating rate investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types and repurchase agreements with remaining maturities of no more than 60 days. The reference in the Fund’s investment objective to capital preservation does not indicate that the Fund may not lose money. The investment adviser seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the investment adviser will be successful in doing so.

Floating rate loans in which the Fund invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Fund may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral. When the Fund acts as a Primary Lender, the Fund or the investment adviser could be subject to allegations of lender liability.

Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.

In addition, the Fund may invest up to 20% of its total assets in equity or debt securities other than floating rate investments. The Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”).

The Fund may invest in derivatives and may use derivatives as tools in the management of portfolio assets. The Fund may use derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps, options, warrants, futures and forwards, to hedge various investments for risk management and as a substitute for a direct investment in an asset class or a particular issuer. The Fund may invest in derivative instruments, including for hedging and substitution purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may also engage in short sales of securities and may seek additional income by making secured loans of its portfolio securities.

The Fund may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk. The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for Funds investing in debt securities with longer maturities.

Derivatives Risk. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when a Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk. Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. Because it may purchase common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk. The price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk. The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

High Yield Debt Securities Risk. Below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Highland Funds I Prospectus

October 31, 2013

Illiquid and Restricted Securities Risk. The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited to the time that the interest rates on the Senior Loans in its portfolio are reset.

Leverage Risk. The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Limited Information Risk. The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Management Risk. The Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Non-Diversification Risk. As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Ongoing Monitoring Risk. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, a Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Payment-in-Kind Securities Risk. The value of payment-in-kind securities (“PIKs”) held by the Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk. High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.

Regulatory Risk. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Risk of Substantial Redemptions. If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk. The fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk. The risks associated with Senior Loans are similar to the risks of below investment grade securities. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans.

Short Sales Risk. This is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”), which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table for the Fund

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class A, Class B, Class C and Class Z Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The Fund is the successor to Highland Floating Rate Advantage Fund, a Delaware statutory trust, a closed-end interval fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund’s Class A, Class B, Class C and Class Z Shares provided in the chart and the table is that of the Predecessor Fund for all periods prior to June 13, 2011. Updated information on the Fund’s performance can be obtained by visiting https://www.highlandfunds.com/Funds———Performance/Mutual-Funds/Alternative-Investment/Floating-Rate-Opportunities or by calling 1-877-665-1287.

Annual Total Return1

(As of December 31 for Class A Shares)

1	The Fund’s year-to-date total return for Class A Shares through September 30, 2013 was 1.81%.

The highest calendar quarter total return for Class A Shares of the Fund was 12.03% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was (33.78)% for the quarter ended December 31, 2008.

Highland Funds I Prospectus

October 31, 2013

Performance Table

Annualized Total Returns for the period ended December 31, 2012 (sales charge included)

	1 Year	5 Year	10 Year
Floating Rate Opportunities Fund Class A
Returns Before Taxes	13.17%	-2.95%	2.87%
Return After Taxes on Distributions	11.05%	-5.05%	0.53%
Return After Taxes on Distributions and Redemptions	8.47%	-3.74%	1.11%
Floating Rate Opportunities Fund Class B
Returns Before Taxes	13.66%	-2.75%	2.95%
Floating Rate Opportunities Fund Class C
Returns Before Taxes	15.74%	-2.75%	2.73%
Floating Rate Opportunities Fund Class Z
Returns Before Taxes	17.76%	-1.95%	3.59%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.43%	4.81%	5.53%

After-tax returns in the table above are shown for Class A Shares only and will differ for Class B, Class C and Class Z Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Adviser
Mark Okada	October 2012	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$50

The Fund has discontinued selling Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares until such time as those shares are converted to Class A Shares.

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary,

•	By writing to Highland Funds I — Highland Floating Rate Opportunities Fund, P.O. Box 8656, Boston, Massachusetts, 02266-8656, or

•	By calling Boston Financial Data Services Inc. at l-877-665-1287.

Tax Information

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Highland Long/Short Equity Fund

(formerly “Pyxis Long/Short Equity Fund”)

Investment Objective

The investment objective of Highland Long/Short Equity Fund (“Long/Short Equity Fund” or the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Fees and Expenses for Class A, Class C and Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Shareowner Guide — How to Invest in the Highland Funds — Sales Charges — Class A Shares” on page 43 of the Fund’s Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 58 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z
Maximum Sales Charge Imposed on Purchases (as % of offering price)	5.50%	None	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None
Redemption Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

	Class A	Class C	Class Z
Management Fees[2]	2.25%	2.25%	2.25%
Distribution and Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	1.19%	1.23%	1.29%
Dividend Expense on Short Sales	0.66%	0.67%	0.71%
Remainder of Other Expenses	0.53%	0.56%	0.58%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses[1]	3.87%	4.56%	3.62%
Management Fee Waiver[2]	-1.25%	-1.25%	-1.25%
Total Annual Fund Operating Expenses After Management Fee Waiver	2.62%	3.31%	2.37%
1	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to waive 1.25% of the Fund’s management fee. This fee waiver will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Management Fee Waiver for the first year and on the Total Annual Operating Expenses for the remaining years. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years
Class A:	$801	$1,559	$2,333	$4,347
Class C: if you did not sell your shares	$334	$1,266	$2,206	$4,591
if you sold all your shares at the end of the period	$434	$1,266	$2,206	$4,591
Class Z:	$240	$993	$1,768	$3,800

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 706% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) in equity securities. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and derivatives on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization and the Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund will generally take long and short positions in equity securities and the Adviser will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors. This is not a market-neutral strategy. In addition, the Fund may invest up to 20% of the value of its assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, including

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October 31, 2013

emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The reference in the Fund’s investment objective to capital preservation does not indicate that the Fund may not lose money. The investment adviser seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the investment adviser will be successful in doing so.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including options, futures, forwards and swaps (including credit default swaps) as tools in the management of portfolio assets. The Fund may use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund may invest in derivative instruments, including for hedging and speculative purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. In addition, the Fund may seek additional income by making secured loans of its portfolio securities.

The Fund’s investment strategy utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

The Adviser seeks to invest in the common equity of companies that the Adviser believes are trading below their intrinsic value. To do so, the Adviser will typically perform fundamental investment analysis, which may involve comparing the value of the company’s common equity to that of its: (a) historical and/or expected cash flows; (b) historical and/or expected growth rates; (c) historical and/or expected strategic positioning; and (d) historical and/or current valuation on an absolute basis or relative to its industry, the overall market and/or historical valuation levels. The Adviser may purchase securities of a company that the Adviser believes: (i) is undervalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has assets not fully valued by the marketplace; (iii) is experiencing strong underlying secular growth trends or strong visibility into growth prospects; (iv) has earnings estimates that the Adviser believes are too low or has the potential for long-term earnings growth; (v) has strong competitive barriers to entry; (vi) is experiencing strong business fundamentals; (vii) has a strong management team; (viii) will see increased multiple expansion or will benefit from sustainable economic dynamics; and/or (ix) may be subject to an identifiable catalyst that the Adviser believes will unlock value. The Adviser will typically focus on companies that are exhibiting one or more of these indicators. Technical analysis may also be used to help in the decision making process.

In selecting investments for long positions of the Fund, the Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spinoff of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser may sell short securities of a company that the Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process.

The Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry and company contacts, consultants, company press releases, company conference calls, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, and news services. The Adviser will make investment decisions based on its analysis of a security’s value, and will also take into account its view of macroeconomic conditions and industry trends. The Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long term capital gains).

Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives.

The Fund is non-diversified as defined in the 1940 Act. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk. The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for Funds investing in debt securities with longer maturities.

Derivatives Risk. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when a Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk. Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. Because it purchases common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk. The price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk. The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk. The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease

Highland Funds I Prospectus

October 31, 2013

more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Management Risk. The Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Non-Diversification Risk. As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Portfolio Turnover Risk. High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance. During the last two fiscal years, the Fund has experienced high portfolio turnover rates.

Risk of Substantial Redemptions. If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk. The fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sales Risk. This is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”), which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk. Investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class A, Class C and Class Z Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Updated information on the Fund’s performance can be obtained by visiting https://www.highlandfunds.com/Funds———Performance/Mutual-Funds/Alternative-Investment/Long-Short-Equity or by calling 1-877-665-1287.

Annual Total Return1

(As of December 31 for Class A Shares)

1	The Fund’s year-to-date total return for Class A Shares through September 30, 2013 was 9.15%.

The highest calendar quarter total return for Class A Shares of the Fund was 10.42% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was (5.59)% for the quarter ended September 30, 2008.

Performance Table

Annualized Total Returns for the period ended December 31, 2012

	1 Year	5 Year	Since Inception (12/5/06)
Class A
Returns Before Taxes	-1.47%	1.26%	2.41%
Return After Taxes on Distributions	-2.40%	0.81%	1.82%
Return After Taxes on Distributions and Redemptions	-0.96%	0.82%	1.73%
Returns Before Taxes
Class C	2.82%	1.84%	2.79%
Class Z	4.57%	2.75%	3.69%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 11/30/06)	16.00%	1.66%	2.40%

After-tax returns in the table above are shown for Class A Shares only and will differ for Class C and Class Z Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The 1 year average annual return after taxes on distributions and redemptions is higher than the 1 year average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Managers	Managed the Fund Since	Title with Adviser
Jonathan Lamensdorf	October 2008	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$50

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary,

•	By writing to Highland Funds I — Highland Long/Short Equity Fund, P.O. Box 8656, Boston, Massachusetts, 02266-8656, or

•	By calling Boston Financial Data Services Inc. at l-877-665-1287.

Tax Information

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Highland Long/Short Healthcare Fund

(formerly “Pyxis Long/Short Healthcare Fund”)

Investment Objective

The investment objective of Highland Long/Short Healthcare Fund (“Long/Short Healthcare Fund” or the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses for Class A, Class C and Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Shareowner Guide — How to Invest in the Highland Funds — Sales Charges — Class A Shares” on page 43 of the Fund’s Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 58 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z
Maximum Sales Charge Imposed on Purchases (as % of offering price)	5.50%	None	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None
Redemption Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

	Class A	Class C	Class Z
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	2.17%	2.20%	2.24%
Dividend Expense on Short Sales	1.03%	1.07%	1.13%
Remainder of Other Expenses	1.14%	1.13%	1.11%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[1]	3.56%	4.24%	3.28%
Expense Reimbursement[2]	-0.64%	-0.63%	-0.61%
Total Annual Fund Operating Expenses After Expense Reimbursement	2.92%	3.61%	2.67%
1	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) of the Fund to 1.50% of average daily net assets of the fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds I (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than thirty-six (36) months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years
Class A:	$829	$1,526	$2,243	$4,128
Class C: if you did not sell your shares	$364	$1,231	$2,110	$4,368
if you sold all your shares at the end of the period	$464	$1,231	$2,110	$4,368
Class Z:	$270	$953	$1,659	$3,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,035% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in securities of companies principally engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with healthcare or medicine (“healthcare companies”). These healthcare companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities. These healthcare companies may also include investment companies, including exchange traded funds (“ETFs”). The Fund considers a company “principally engaged” in the healthcare industry if (i) it derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in the healthcare industry, or (ii) at least 50% of its assets are devoted to such activities. The Fund generally will take long and short positions in securities of healthcare companies and Cummings Bay Capital Management, L.P. (“CBCM” or the “Sub-Adviser”) will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors.

Although the Fund intends to invest primarily in common stocks of healthcare companies, it may also invest in preferred stocks, warrants, convertible securities, debt securities and other securities issued by such companies. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, which may include, without limitation, emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of securities and financial instruments, of all kinds and descriptions, issued by non-healthcare companies. The Fund may invest in securities of issuers of any market capitalization. The Fund may invest in securities issued by other investment companies, including ETFs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures, forwards, swaps (including credit default swaps), options and foreign currency transactions, as tools in the management of portfolio assets. The Fund may also use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund may invest in derivative instruments, including for hedging and speculative purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes. The Fund may seek additional income by making secured loans on its portfolio securities.

The Fund’s investment strategy utilizes the analytical models of the Sub-Adviser to evaluate long and short securities of healthcare companies of varying market capitalizations and seeks to identify those securities the Sub-Adviser believes have the greatest potential for capital appreciation. The Sub-Adviser also seeks to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund.

In selecting investments for long positions of the Fund, the Sub-Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of demand for an issuer’s products or an issuer’s increased focus on productivity or enhancement of services.

The Sub-Adviser may sell short securities of a company that the Sub-Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Sub-Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Sub-Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process.

The Sub-Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry contacts, consultants, company press releases, company conference calls, conversations with company management teams, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, third-party research databases, and news services. The Sub-Adviser will make investment decisions based on its analysis of the security’s value, and will also take into account its view of macroeconomic conditions and healthcare industry trends. The Sub-Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long term capital gains).

Once an investment opportunity is determined to be attractive as a stand-alone investment, the Sub-Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Sub-Adviser may seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily through the use of options and other derivatives.

The Fund is non-diversified as defined in the 1940 Act. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by

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investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk. The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for Funds investing in debt securities with longer maturities.

Derivatives Risk. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when a Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk. Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. Because it purchases common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk. The price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk. The Sub-Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Industry Concentration Risk. Because the Fund normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely depends on the overall condition of the healthcare industry and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk. The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Management Risk. The Fund relies on the Sub-Adviser’s ability to achieve its investment objective. The Sub-Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Non-Diversification Risk. As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. This risk is particularly pronounced for the Fund, which from time to time may own a very small number of positions, each of which is a relatively large portion of the Fund’s portfolio.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Portfolio Turnover Risk. High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance. During the last fiscal year, the Fund experienced a high portfolio turnover rate.

Risk of Substantial Redemptions. If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk. The fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sales Risk. This is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”), which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk. Investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for the most recent calendar year and by showing how the Fund’s average annual returns for the Fund’s Class A, Class C and Class Z Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table

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assume the reinvestment of dividends and distributions. The table reflects the deduction of applicable sales charges for Class A and Class C Shares. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Updated information on the Fund’s performance can be obtained by visiting https://www.highlandfunds.com/Funds———Performance/Mutual-Funds/Alternative-Investment/Long-Short-Healthcare or by calling 1-877-665-1287.

Annual Total Return1

(As of December 31 for Class A Shares)

1	The Fund’s year-to-date total return for Class A Shares through September 30, 2013 was 16.79%.

The highest calendar quarter total return for Class A Shares of the Fund was 16.25% for the quarter ended December 31, 2009 and the lowest calendar quarter total return was (11.78)% for the quarter ended March 31, 2009.

Performance Table

Annualized Total Returns for the period ended December 31, 2012 (sales charge included)

	1 Year	Since Inception (5/5/08)
Class A
Returns Before Taxes	-18.08%	2.11%
Return After Taxes on Distributions	-18.08%	0.94%
Return After Taxes on Distributions and Redemptions	-11.75%	1.20%
Returns Before Taxes
Class C	-14.69%	2.78%
Class Z	-13.00%	3.69%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 4/30/08)	16.00%	2.47%
Standard & Poor’s Healthcare Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 4/30/08)	17.89%	7.17%

After-tax returns in the table above are shown for Class A Shares only and will differ for Class C and Class Z Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. Cummings Bay Capital Management, L.P. serves as sub-adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Sub-Adviser
Michael D. Gregory	May 2010	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$50

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary,

•	By writing to Highland Funds I — Highland Long/Short Healthcare Fund, P.O. Box 8656, Boston, Massachusetts, 02266-8656, or

•	By calling Boston Financial Data Services Inc. at 1-877-665-1287.

Tax Information

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Description of Principal Investments

The following is a description of principal investment practices in which the Funds may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Not all Funds may engage in all practices described below. Please refer to the “Principal Investment Strategies” for each Fund for additional information regarding the practices in which a particular Fund may engage. Please see “Description of Principal Risks” below for the risks associated with each of the principal investment practices.

Assignments. Floating Rate Opportunities Fund may purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Borrower Credit Ratings. Floating Rate Opportunities Fund may invest all or substantially all of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a NRSRO and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. The Fund seeks to invest in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. The Fund may, however, invest without limitation in loans that do not exhibit all or any of these characteristics. In addition, the Adviser will consider, and may rely in part on, the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

Borrowing. Each Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). A Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent a Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, a Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

Because the management fees (including administration fees) paid to HCMFA are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to HCMFA will be higher (and HCMFA will be benefited to that extent) when leverage is utilized. HCMFA will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Bridge Financing. Floating Rate Opportunities Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

Commitments to Make Additional Payments. A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. Floating Rate Opportunities Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the Statement of Additional Information (“SAI”).

Debt Restructuring. Floating Rate Opportunities Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Debt Securities. Each Fund may, but is not required to, invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations. Each Fund also may invest in debt securities convertible into, or exchangeable for, common or preferred stock. Each Fund may also invest in fixed-income securities, including high-yield securities and U.S. government-issued fixed-income securities.

•	Investment Grade Securities. Each Fund may invest in a wide variety of bonds that are rated or determined by the Adviser or Sub-Adviser, as applicable, to be of investment

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grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

•

Below Investment Grade Securities. Each Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk securities”). Such securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser or Sub-Adviser, as applicable, to be of comparable quality. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Funds may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

Depositary Receipts. Each Fund may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Each Fund may invest in both sponsored and unsponsored ADRs.

Derivatives. Each Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Futures, forwards, swaps and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Special tax considerations apply to a Fund’s use of derivatives. See the “Taxation” section below.

Equity Securities. The Adviser or Sub-Adviser, as applicable, expects that a majority of each of Long/Short Equity Fund’s and Long/Short Healthcare Fund’s investments and a portion of Floating Rate Opportunities Fund’s investments will generally be in common stock of companies of varying sizes. The Adviser or Sub-Adviser, as applicable, believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of each Fund’s assets in such securities. The Adviser or Sub-Adviser, as applicable, will not rely on any specific rating criteria when deciding whether to invest a Fund’s assets in convertible securities. In addition to common stock, other securities with equity characteristics include depositary receipts and warrants.

Exchange-Traded Funds. ETFs are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices by holding a basket of the securities in the relevant index. Each Fund may invest in ETFs, including ETFs that are part of the Highland fund complex and advised by the Adviser or its affiliates (the “Underlying Highland ETFs”). The Underlying Highland ETFs include the Highland/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Highland ETFs will be borne by shareholders of the investing funds, and the Adviser intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Highland ETFs.

Fees. Floating Rate Opportunities Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee

Description of Principal Investments

from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Hedging. Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a Fund has taken a defensive posture by hedging its portfolio, and stock or debt prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser or Sub-Adviser, as applicable, will elect to use a hedging strategy at a time when it is advisable. Special tax considerations apply to each Fund’s hedging transactions. See the “Taxation” section below.

Illiquid and Restricted Securities. Each Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation if the Adviser or Sub-Adviser, as applicable, determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, a Fund may not be able to sell these securities when the Adviser or Sub-Adviser, as applicable, considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.

Industry Concentration. Long/Short Healthcare Fund invests primarily in securities issued by healthcare companies as defined in this Prospectus, which include, among others, pharmaceutical firms, medical supply companies and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities.

Leverage. To a limited extent, each Fund may increase the number and extent of “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases a Fund’s use of leverage. The use of leverage increases both investment opportunity and risk.

Micro, Small and Mid-Cap Investments. Each Fund may invest in companies of any market capitalization, including those with micro, small or medium capitalizations.

Net Asset Value Fluctuation. When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although Floating Rate Opportunities Fund’s NAV will vary, the Fund’s policy of acquiring interests in floating or variable rate investments is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of the Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund’s NAV. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund’s NAV. Long/Short Equity Fund and Long/Short Healthcare Fund will also be subject to these types of fluctuations to a limited extent.

Non-U.S. Securities and Emerging Markets. Each of Long/Short Equity Fund and Long/Short Healthcare Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers (“non-U.S. securities”), including investments in the securities of so-called emerging market issuers. Floating Rate Opportunities Fund may invest without limitation in securities of non-U.S. securities, including investments in the securities of so-called emerging market issuers. Such investment may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. A Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations, including currency risk, that are not typically associated with investing in securities of U.S. companies or governments. These risks may be greater for securities of companies located in emerging market countries.

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Options. The Funds may utilize options on securities, indices and currencies as part of their principal investment strategies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund realizes an economic loss from a closing sale transaction if the premium received from the sale of the option is less than the premium it initially paid to purchase the option (plus transaction costs). A Fund realizes an economic loss from a closing purchase transaction if the cost of the closing purchase transaction (premium plus transaction costs) is greater than the premium initially received from writing the option.

Participations. Floating Rate Opportunities Fund may invest without limit in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. The Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. The Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to the Fund.

Portfolio Maturity. Floating Rate Opportunities Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Senior Loans in the Fund’s investment portfolio will typically have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in this Prospectus to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will typically not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s investment portfolio.

Prepayments. Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by Floating Rate Opportunities Fund in Senior Loans could have a materially adverse effect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Primary Lender Transactions. When Floating Rate Opportunities Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by

Description of Principal Investments

other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Actions subject to Lender vote or consent generally require the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan, it may share in a fee paid by the Borrower to the Primary Lenders.

A number of judicial decisions in the United States and elsewhere have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy termed “equitable subordination.” As an owner of bank debt in reorganizing companies, the Fund could be subject to claims from creditors of a company that the Fund’s claim should be equitably subordinated, including as a result of actions or omissions by the Fund’s predecessors in interest.

Securities Lending. Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income. As a matter of policy, securities loans are made to unaffiliated broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or securities of the U.S. government or its agencies at least equal at all times to the current market value of the securities subject to the loan. Collateral must be valued daily by the Adviser or Sub-Adviser, as applicable, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.

Senior Loans. Floating Rate Opportunities Fund may invest in Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution’s estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other

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obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as “junior debt securities.”

Senior Loans generally are secured by specific collateral. The Fund may invest without limitation in Senior Loans that are not secured by any collateral and, to the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would fully satisfy a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring, but there can be no assurance that this will be the case with respect to any particular Senior Loan.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial Lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option. Because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

Senior Loan Ratings. Floating Rate Opportunities Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.

Short Sales. Each Fund generally will seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

Each Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). Each Fund also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is

Description of Principal Investments

unable, for whatever reason, to close out its short position. See “Taxation” below for special tax considerations associated with engaging in short sales.

Undervalued Stocks. A stock is considered undervalued if the Adviser or Sub-Adviser, as applicable, believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include, but are not limited to: price relative to earnings, price relative to cash flow and price relative to financial strength.

Portfolio Turnover. A Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser or Sub-Adviser, as applicable, in making decisions on when to buy or sell securities. Each Fund reserves full freedom with respect to portfolio turnover. The frequency of a Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. Each Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year.

Temporary Defensive Positions. When adverse market or economic conditions occur, a Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent a Fund takes temporary defensive positions, it may not achieve its investment objective.

Additional Information. The foregoing percentage limitations in each Fund’s investment strategies apply at the time of purchase of securities. The Board of Trustees may change any of the foregoing investment policies, including its investment objective and 80% investment policy, without shareholder approval. A Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

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Description of Principal Risks

Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. Unless otherwise specified, each principal risk summarized below applies to each Fund. The Funds could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about the Funds and their investments. Each Fund is not intended to be a complete investment program.

Counterparty Risk. Each Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Adviser or Sub-Adviser, as applicable, to present acceptable credit risk. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Credit Risk. The value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Currency Risk. A portion of each Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk. The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt

Description of Principal Risks

securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Derivatives Risk. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants, and opinions contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

There are several risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. A Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless.

A Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk. Special tax considerations apply to the Funds’ use of derivatives. See the “Taxation” section below.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

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In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk”) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

Equity Securities Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by a Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by a Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.

ETF Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

Focused Investment Risk. Funds whose investments are focused in particular countries, regions, sectors, companies, or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another, are subject to greater overall risk than funds whose investments are more diversified. A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Floating Rate Opportunities Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. Financial services companies are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make and

Description of Principal Risks

the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. The Adviser or Sub-Adviser, as applicable, will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged. Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Adviser’s or Sub-Adviser’s, as applicable, ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser or Sub-Adviser, as applicable, still may not result in a successful hedging transaction over a very short time period. In addition, to maintain margin requirements, a Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. The earmarking of such assets also will have the effect of limiting a Fund’s ability otherwise to invest those assets. Special tax considerations apply to the Fund’s hedging transactions. See the “Taxation” section below.

High-Yield Debt Securities Risk. Each Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk bonds”). Below investment grade securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser or Sub-Adviser, as applicable, to be of comparable quality. Such securities should be considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies.

Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond market and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of

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which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with below investment grade securities owned by Floating Rate Opportunities Fund. There is no limit on the percentage of assets that Floating Rate Opportunities Fund may invest in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality.

Illiquid and Restricted Securities Risk. Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.

Industry Concentration Risk. The performance of a Fund that may invest a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. To the extent that a Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments. Long/Short Equity Fund and Floating Rate Opportunities Fund may invest up to (but not including) 25% of its total assets in the securities of companies in one industry. Long/Short Healthcare Fund invests at least 80% of its total assets in healthcare companies.

Because of Long/Short Healthcare Fund’s policy of investing primarily in securities issued by healthcare companies, the Fund is susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry. The Fund faces the risk that economic prospects of healthcare companies may fluctuate dramatically because of changes in the regulatory and competitive environments. See “Regulatory Risk” below. A significant portion of healthcare services are funded or subsidized by the government, which means that changes in government policies, at the state or federal level, may affect the demand for healthcare products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against healthcare companies related to product liability issues, and the rapid speed at which many healthcare products and services become obsolete.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by a Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. However, Floating Rate Opportunities Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited until the time that the interest rates on the Senior Loans in its portfolio are reset, but the Fund will be exposed at all times to fluctuations in interest rates with respect to the fixed rate investments in its portfolio, if any. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the fixed rate investments in the Fund’s portfolio will decline in value due to rising interest rates. Each of Long/Short Equity Fund and Long/Short Healthcare Fund have no policy limiting the maturities of their investments. To the extent each of these Funds invests in fixed-rate debt securities with longer maturities, the Funds are subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, in a period of rising interest rates, the higher cost of any leverage employed by a Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which Floating Rate Opportunities Fund invests, the Fund’s NAV could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in the Fund’s portfolio may be of longer duration.

Leverage Risk. When deemed appropriate by the Adviser, Sub-Adviser or portfolio manager(s), as applicable, and subject to applicable regulations, each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price

Description of Principal Risks

of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of a Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, a Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that a Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser or Sub-Adviser, as applicable, will benefit because the Fund’s Average Daily Managed Assets will increase with leverage and the Adviser or Sub-Adviser, as applicable, is compensated based on a percentage of Average Daily Managed Assets.

Under the terms of any credit facility, a Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit a Fund’s ability to pursue its investment strategies. The terms of any credit facility may be more restrictive than those described.

Limited Information Risk. The types of Senior Loans in which Floating Rate Opportunities Fund will invest may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. A Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). When there is no willing buyer or investments cannot be readily sold or closed out, a Fund may have to sell at a lower price than the price at which a Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on a Fund’s performance. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.

Management Risk. Each Fund is subject to management risk because it relies on the Adviser’s or Sub-Adviser’s, as applicable, ability to achieve its investment objective. Each Fund runs the risk that the Adviser’s or Sub-Adviser’s, as applicable, investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser or Sub-Adviser, as applicable, also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In addition, if one or more key individuals leave, the Adviser or Sub-Adviser, as applicable, may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent a Fund from achieving its investment objectives. Funds’ portfolio managers use quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

Non-Diversification Risk. Due to the nature of each Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), each Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of a Fund. There can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a

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practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the debt securities purchased by Floating Rate Opportunities Fund will be to highly leveraged Borrowers. If the Borrower’s cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the debt security. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Non-U.S. Securities and Emerging Markets Risk. Investing in non-U.S. securities involves additional and more varied risks than investing in U.S. investments, including, but not limited to: fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non-U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non-U.S. securities may also be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce a Fund’s yield on any such securities.

The value of the non-U.S. securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of a Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest, capital gain or other income. Those taxes will decrease a Fund’s yield on any such securities. See the “Taxation” section below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, the Adviser or Sub-Adviser, as applicable, may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including the Adviser or Sub-Adviser, as applicable, have had no or limited prior experience.

Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed above to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political

Description of Principal Risks

and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Ongoing Monitoring Risk. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. Floating Rate Opportunities Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower. The Adviser will also monitor these aspects of the Fund’s investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. Special tax rules apply to a Fund’s or an underlying Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. While a Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Payment-in-Kind Securities Risk. The value of PIKs held by Floating Rate Opportunities Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for a Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower a Fund’s after-tax performance.

Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Such prepayments may require Floating Rate Opportunities Fund to replace a debt security with a lower-yielding security. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.

Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Funds and their ability to

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October 31, 2013

pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by Floating Rate Opportunities Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, a Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in a Fund’s NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the Adviser to execute its investment program successfully for a Fund for a period following the redemptions. If substantial, unexpected redemptions occur, a Fund could experience higher expenses than those shown in the Annual Fund Operating Expenses Tables.

Securities Lending Risk. A Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Securities Market Risk. Securities market risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of a Fund substantially depends upon the Adviser or Sub-Adviser, as applicable, to correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser or Sub-Adviser, as applicable, cannot guarantee that it will be successful in accurately predicting price movements.

The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). See also “Debt Securities Risk” above.

As a result of the nature of a Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Senior Loans Risk. Senior loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities.

The risks associated with Senior Loans are similar to the risks of below investment grade securities. Floating Rate Opportunities Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, Floating Rate Opportunities Fund is particularly dependent on portfolio management’s analytical abilities. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield Senior

Description of Principal Risks

Loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

Senior Loans and other debt securities are also subject to the risk of price declines due to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

Short Sales Risk. Short sales by each Fund that are not made “against-the-box” (that is when a Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Short selling allows a Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. A Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.

Style Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

•

Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

•

Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

•

Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

•

Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

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October 31, 2013

Management of the Funds

Board of Trustees, Investment Adviser and Sub-Adviser

The Board of Trustees (the “Board” or “Trustees”) has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of each of the Funds.

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”), serves as the investment adviser to each Fund. The address of the Adviser is 200 Crescent Court Suite 700, Dallas, Texas 75201. Each of the Funds has entered into an investment advisory agreement with HCMFA (each an “Investment Advisory Agreement”) pursuant to which HCMFA either provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, or hires a sub-adviser to do so, subject to HCMFA’s general oversight. Additionally, HCMFA furnishes offices, necessary facilities, equipment and personnel and pays the compensation of each Trustee of the Fund who is affiliated with HCMFA.

Prior to December 15, 2011, Highland Capital Management, L.P. (“Highland”), an affiliate of HCMFA, served as the Funds’ investment adviser pursuant to an investment advisory agreement with each Fund (each, a “Highland Investment Advisory Agreement”). Under each Highland Investment Advisory Agreement, Highland provided the day-to-day management of each Fund’s portfolio of securities, which included buying and selling securities for each Fund and conducting investment research, or hiring a sub-adviser to do so, subject to Highland’s general oversight. Additionally, Highland furnished offices, necessary facilities, equipment and personnel and paid the compensation of the Trustee of each Fund who was Highland’s affiliate. For these investment advisory services, the Funds paid Highland the same fees as the Funds pay under their current investment advisory arrangements. As of December 15, 2011, Highland Funds I, on behalf of each of the Funds, Highland and HCMFA (formerly known as Highland Funds Asset Management, L.P.) entered into novation agreements (each a “Novation Agreement”) pursuant to which HCMFA assumed Highland’s rights, duties and obligations under the corresponding Highland Investment Advisory Agreement and, in the case of Long/Short Healthcare Fund, the investment sub-advisory agreement between Highland and the Sub-Adviser.

In return for its advisory services, each Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board’s approval of the Investment Advisory Agreement for the Floating Rate Opportunities Fund, Long/Short Equity Fund and Long/Short Healthcare Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2013. A discussion regarding the Board’s approval of the sub-advisory agreement between the Adviser and CBCM (the “Sub-Advisory Agreement”) for Long/Short Healthcare Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2013. Each Investment Advisory Agreement may be terminated by the applicable Fund or by vote of a majority of the outstanding voting securities of such Fund, without the payment of any penalty, on 60 days’ written notice. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act). The table below shows the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended June 30, 2013 and each Fund’s contractual advisory fee:

Fund Name	Advisory Fees Paid as a Percentage of Average Daily Managed Assets for the Fiscal Period Ended June 30, 2013	Contractual Advisory Fee as a Percentage of Average Daily Managed Assets[1,2]
Floating Rate Opportunities Fund	0.65%	0.65%
Long/Short Equity Fund[3]	1.00%	2.25%
Long/Short Healthcare Fund	1.00%	1.00%

[1]	In addition to the advisory fees set forth in this table, the Adviser is entitled to receive administration fees of 0.20% of each Fund’s Average Daily Managed Assets as discussed below.

[2]

As neither Long/Short Equity Fund nor Long/Short Healthcare Fund has present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

[3]

The Adviser has contractually agreed to waive 1.25% of the Long/Short Equity Fund’s management fee. This fee waiver will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

HCMFA has contractually agreed to limit the total annual operating expenses of the Floating Rate Opportunities Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the fund (the “Floating Rate Opportunities Expense Cap”). HCMFA has contractually agreed to limit the total annual operating expenses of the Long/Short Healthcare Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) of the Fund to 1.50% of average daily net assets of the fund (the “Long/Short Healthcare Fund Expense Cap” and together with the Floating Rate Opportunities Fund Expense Cap, the “Expense Caps”). Each Expense Cap will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Board of Trustees. The Trust, on behalf of each Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to a Fund pursuant

Management of the Funds

to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of a Fund, in the aggregate, would not cause a Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date a Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of a Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2013, HCMFA had approximately $2.5 billion in assets under management. HCMFA is also the Funds’ administrator (see “Administrator/Sub-Administrator” in the SAI for details). Prior to January 9, 2012, HCMFA was known as Highland Funds Asset Management, L.P. HCMFA is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Administrator/Sub-Administrator

HCMFA provides administration services to the Funds for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. In such capacity, HCMFA generally assists each Fund in all aspects of its administration and operations. Under a separate sub-administration agreement, HCMFA has delegated certain administrative functions to State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 (“State Street”), and pays State Street a portion of the fee it receives from the Fund. Under the sub-administration agreement, State Street has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Fund.

Additional Information Regarding Performance

The “Annual Total Return” bar chart and “Performance Table” for each of Floating Rate Opportunities Fund, Long/Short Equity Fund and Long/Short Healthcare Fund, provided on pages 6-7, 12 and 18 reflect the fee waivers and expense reimbursements that were applicable during the indicated periods. Without these fee waivers and expense reimbursements, each Fund’s performance would have been lower.

In certain periods, Long/Short Healthcare Fund had invested its assets in a very small number of issuers and, as a result, a change in the value of an individual portfolio holding may have had a significant impact on the Fund’s performance. While the Fund’s performance has, in certain periods, been positively impacted by the increase in value of individual portfolio holdings, there is no assurance that the Fund’s performance will be replicated in the future. The Fund’s performance may be negatively impacted by a decrease in value of individual portfolio holdings, particularly while the Fund’s assets are invested in a small number of issuers. As the Fund invests in a larger number of issuers, the impact of the performance of an individual portfolio holding will generally decrease. The performance information provided herein (before and after taxes) for Long/Short Healthcare Fund for periods prior to May 6, 2010, was achieved prior to the change in the Fund’s principal investment strategies.

Multi-Manager Structure

On October 26, 2010, the SEC issued a multi-managers’ exemptive order (the “Order”) granting exemptive relief to Highland Funds I (the “Trust”) and the Adviser from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Funds’ Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Funds with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Funds. The Funds’ Board of Trustees and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Highland Floating Rate Opportunities Fund has obtained approval of the Fund’s reliance on the Order from the Board and from the initial shareholder of the Fund. With respect to Long/Short Equity Fund and Long/Short Healthcare Fund, the Trust will not rely on the Order until the Trust obtains approval of such reliance from the shareholders of the Funds. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, a Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of a Fund retain the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

Sub-Adviser

Cummings Bay Capital Management, L.P. serves as the sub-adviser to Long/Short Healthcare Fund. The address of CBCM is 200 Crescent Court, Suite 700, Dallas, Texas 75201. As of

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October 31, 2013

Sub-Adviser

June 30, 2013, CBCM had approximately $38 million in assets under management. Long/Short Healthcare Fund has entered into a sub-advisory agreement with the Adviser and CBCM pursuant to which CBCM provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research. Under the terms and conditions of the Sub-Advisory Agreement, CBCM will be paid a monthly fee, computed and accrued daily, based on an annual rate of 0.50% of the Average Daily Managed Assets of Long/Short Healthcare Fund. Such compensation shall be paid by the Trust on behalf of Long/Short Healthcare Fund (except to the extent that the Trust, CBCM and the Adviser otherwise agree in writing from time to time). A discussion regarding the Board of Trustees’ approval of the Sub-Advisory Agreement for Long/Short Healthcare Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2013. The Sub-Advisory Agreement may be terminated by the Fund, a vote of a majority of the outstanding voting securities of the Fund, the Adviser or CBCM, without the payment of any penalty, on 60 days’ written notice. In addition, the Sub-Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement for the Fund.

Portfolio Managers

Floating Rate Opportunities Fund

Floating Rate Opportunities Fund’s portfolio is managed by Mark Okada. Mr. Okada has managed the portfolio since October 2012.

Mr. Okada is a Portfolio Manager at HCMFA. He co-founded Highland Capital Management, L.P. and has served as Chief Investment Officer of Highland Capital Management, L.P. since 1993. Mr. Okada is a pioneer in the development of the bank loan market and has over 25 years of credit experience. He is responsible for structuring one of the industry’s first arbitrage CLOs. Mr. Okada received a BA in Economics and a BA in Psychology, cum laude, from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation.

Long/Short Equity Fund

Long/Short Equity Fund’s portfolio is managed by Jonathan Lamensdorf.

Mr. Lamensdorf is a portfolio manager for HCMFA’s dedicated equity funds. Prior to joining HCMFA in 2008, Mr. Lamensdorf most recently spent four years as a Senior Equity Research Analyst at Walker Smith Capital, a long/short equity hedge fund founded in 1996 with $1 billion in assets under management. Prior to that, Mr. Lamensdorf worked for four years as a Senior Equity Analyst at other hedge funds that had assets under management ranging from $200 million to $750 million. Mr. Lamensdorf also worked in equity trading at Merrill Lynch and in equity research at Lehman Brothers. He holds an MBA in Finance from the University of Chicago and a BBA in Finance from the University of Texas. Mr. Lamensdorf has earned the right to use the Chartered Financial Analyst designation.

Long/Short Healthcare Fund

Long/Short Healthcare Fund’s portfolio is managed by Michael D. Gregory.

Mr. Gregory is a Portfolio Manager at CBCM. Prior to joining CBCM in 2010, Mr. Gregory spent four years as a CEO and Portfolio Manager at Cummings Bay Capital Management LLC, which he founded in 2006 and where he managed a long/short healthcare equity hedge fund. Starting in July 2005, Mr. Gregory worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund, and prior to that he worked at Iroquois Capital Management LLC from May 2000 to June 2005. He holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale Schools of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Funds.

Underwriter of the Funds

Each Fund’s shares are offered for sale through Foreside Funds Distributors LLC (the “Underwriter”), 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Highland Funds I — (Fund Name), P.O. Box 8656, Boston, Massachusetts 02266-8656.

Disclosure of Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of such Fund’s portfolio securities is available (i) in the SAI and (ii) on the Funds’ website at http://www.highlandfunds.com.

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October 31, 2013

Shareowner Guide — How to Invest in Highland Funds I

How to Buy Shares

You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Funds with respect to the sale of shares of the Funds (a “Financial Advisor”), or Boston Financial Data Services, Inc., the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact HCMFA if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require a Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If a Fund, a Financial Advisor or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Funds:

Method	Instructions
Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)[1]	For new accounts, send to the applicable Fund, at the address noted below, (2) a completed application and check made payable to “Highland Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds I does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By check (existing account)[1]	For existing accounts, fill out and return to the applicable Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Highland Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By exchange	You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by HCMFA for shares of the same class of a Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call 1-877-665-1287.
By wire	You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-877-665-1287 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at https://www.highlandfunds.com/getattachment/4065107c-43de-4b02-95fa-f20b47ce091e/Wiring-Instructions.aspx.
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds I — (Fund Name), at the address noted below.(2) After completing a new account application, please call 1-877-665-1287 to obtain your account number. Please include your account number on the wire.

Shareowner Guide — How to Invest in Highland Funds I

Method	Instructions
By electronic funds transfer via an automated clearing house (“ACH”) transaction[1]	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1-877-665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at (877) 665-1287 or visit the Funds’ website (http://www.highlandfunds.com).

1	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.

2	Regular Mail: Send to “Highland Funds I — (Fund Name),” P.O. Box 8656, Boston, Massachusetts 02266-8656. Overnight Mail: Send to “Highland Funds I — (Fund Name),” 30 Dan Road,, Suite #8656, Canton, Massachusetts 02021-2809.

Investment Minimums*
Initial Investment	$2,500
Subsequent Investments	$50
Automatic Investment Plan**	$50
* For retirement plans, the investment minimum is $50 for each of the initial investment, subsequent investments and the automatic investment plan.
** Your account must already be established and satisfy the initial investment minimum.

Each Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

Each Fund offers several different types of individual retirement account (“IRA”) plans, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. State Street acts as the custodian under these plans. For further information, please call the Funds at 1-877-665-1287.

Highland Funds I Prospectus

October 31, 2013

Choosing a Share Class

Each Fund offers different classes of Fund shares, each of which has different expenses and other characteristics. The following are some of the main characteristics of the Funds’ Class A, Class B, Class C and Class Z Shares.

Floating Rate Opportunities Fund offers four classes of shares in this Prospectus — Class A, Class B, Class C and Class Z Shares. The Fund does not sell Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares. Each of Long/Short Equity Fund and Long/Short Healthcare Fund offers three classes of shares in this Prospectus—Class A, Class C and Class Z Shares. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more cannot be made in Class C Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Your Financial Advisor is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling different classes of shares.

Sales Charges

You may be subject to an initial sales charge when you purchase shares or a contingent deferred sales charge (“CDSC”) when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.

Class A Shares

Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.

Floating Rate Opportunities Fund

Amount Invested	Sales Charge

	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $100,000	3.50%	3.63%	3.25%
$100,000 to $499,999	2.25%	2.30%	2.00%
$500,000 or more*	None	None	**

*	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $500,000 are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

**	For Class A Share purchases of $500,000 or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $5 million	1.00%
$5 million to less than $25 million	0.40%
$25 million or more	0.25%

Shareowner Guide — How to Invest in Highland Funds I

Choosing a Share Class

Long/Short Equity Fund and Long/Short Healthcare Fund

Amount Invested	Sales Charge

	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.25%	2.30%	1.75%
$500,000 to $999,999	1.75%	1.78%	1.50%
Greater than $1,000,000*	None	None	**

*	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $1 million are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

**	For Class A Share purchases of $1 million or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $3 million	0.50%
$3 million to less than $5 million	0.40%
$5 million to less than $25 million	0.25%
$25 million or more	0.12%

Reduced Class A Sales Charges for Larger Investments

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Underwriter or the Fund and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I, Highland Funds II and the Money Market Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege.

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients or through other platforms. See the SAI for a description of this and other situations in which sales charges are reduced or waived. In addition, effective May 2, 2013, the Underwriter will pay financial Advisers the following increased cumulative commissions for purchases of $500,000 or more of Class A shares of Floating Rate Opportunities Fund: 1.00% for amounts less than $5 million, 0.40% for amounts greater than or equal to $5 million but less than $25 million and 0.25% for amounts greater than or equal to $25 million. In addition, effective May 2, 2013, Class A shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within eighteen months of purchase, provided such shares are bought on or after May 2, 2013 and sold on or after May 17, 2013. The terms and conditions with respect to CDSCs and brokerage commissions for Class A shares purchased prior to May 2, 2013 are unchanged.

Each Fund makes available free of charge on its website (http://www.highlandfunds.com) information regarding its sales charges, arrangements that result in breakpoints of the

Highland Funds I Prospectus

October 31, 2013

sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Funds’ website.

Class B Shares

Existing shareholders of Class B Shares may continue to hold their Class B Shares, reinvest dividends into Class B Shares and exchange their Class B Shares for Class B Shares of other Participating Funds, or for other classes of the same Fund (as permitted by current exchange privilege rules). Class B Shares carry a CDSC that is imposed only on shares redeemed within five years of purchase as shown in the chart below. Class B Shares received through reinvestment of distributions are not subject to a CDSC.

Holding Period After Purchase	% Deducted When Shares are Redeemed
Through first year	3.25%
Through second year	3.00%
Through third year	2.00%
Through fourth year	1.50%
Through fifth year	1.00%
Longer than five years	0.00%

Class B Shares automatically convert to Class A Shares after eight years.

Class C Shares

Your purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, you may sell them at any time without paying a CDSC. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. The Underwriter pays your Financial Advisor an up-front commission of 1.00% on sales of Class C Shares.

Class Z Shares

Your purchases of Class Z Shares are made at NAV without a sales charge or contingent deferred sales charge. Class Z Shares are only available to eligible investors.

Eligible Investors

The Funds offer Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•

A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of HCMFA and any family member of any such trustee or employee.

Each Fund reserves the right to change the criteria for eligible investors. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

Distribution and Service Fees

Each Fund is authorized under separate distribution plans (each a “Plan” and collectively the “Plans”) to use the assets attributable to such Fund’s Class A, Class B and Class C Shares to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A, Class B and Class C Shares and the services provided to you by your Financial Advisor. The Plans operate in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plans, distribution and service fees paid by each Fund to the Underwriter will be at an annual rate of 0.35% of average daily net assets attributable to Class A Shares, 0.70% of average daily net assets attributable to Class B Shares, 0.85% of average daily net assets attributable to Class C Shares of Floating Rate Opportunities Fund and 1.00% of average daily net assets attributable to Class C Shares of Long/Short Equity Fund and Long/Short Healthcare Fund. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Funds. In addition, these fees may include reimbursements to HCMFA for certain distribution- and service-related expenses actually incurred by HCMFA on behalf of the Funds, pursuant to reimbursement guidelines approved by the Board of Trustees, and to the extent consistent with the Plans. The Underwriter may also make payments from the distribution and service fees it receives from the Funds to NexBank Securities, Inc., a FINRA member broker-dealer that is

Shareowner Guide — How to Invest in Highland Funds I

Choosing a Share Class

an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Funds to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Funds. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. A Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plans, from time to time the Funds may pay broker-dealers and other intermediaries account-based fees for networking and account maintenance.

In addition, HCMFA and/or the Underwriter may, from time to time, at their own expense out of their own financial resources, make cash payments to broker-dealers as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. Such cash payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”) or on the average daily net assets of the Funds attributable to that particular broker-dealer (“Asset-Based Payments”). Each of HCMFA and/or the Underwriter may agree to make such cash payments to a broker-dealer in the form of either or both Sales-Based Payments and Asset-Based Payments. HCMFA and/or the Underwriter may also make other cash payments to broker-dealers in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Funds sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Advisor; or other expenses as determined in HCMFA’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers. Any payments described above will not change the price paid by investors for the purchase of the shares of the Funds, the amount that the Funds will receive as proceeds from such sales, or the amounts payable under the Plans. Each of HCMFA and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers, based on factors it deems relevant. Broker-dealers may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HCMFA and/or the Underwriter to any broker-dealer in connection with the distribution of any shares of the Funds will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, HCMFA may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Funds. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses” table for the Funds.

Contingent Deferred Sales Charges

As described above, certain investments in Class A, Class B and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Conversion Feature

Class B Shares, including any distributions earned on those shares, will automatically convert to Class A Shares after eight years. Conversion will be on the basis of the relative NAVs per share, without the imposition of any sales charge, fee or other charge.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Funds’ website at http://www.highlandfunds.com, which provides links to the Prospectus and SAI containing the relevant information.

Highland Funds I Prospectus

October 31, 2013

Redemption of Shares

Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Funds are intended for long-term investors and not for those who wish to trade frequently in shares of the Funds. The Funds believe that excessive short-term trading of shares of the Funds, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

Financial Advisors may impose short-term trading restrictions that differ from those of the Funds. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “Highland Funds I — (Fund Name),” P.O. Box 8656, Boston, Massachusetts 02266-8656. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1-877-665-1287 for further details.
By telephone	Unless you have requested that telephone redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1-877-665-1287. If the Transfer Agent acts on telephone instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone transactions and instead you would be responsible. You may request that proceeds from telephone redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other Highland funds or other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone redemptions.
Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Redemption of Shares

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877-665-1287 or visit http://www.highlandfunds.com for more information about this plan.

Involuntary Redemption

A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $2,500 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $2,500.

Redemption Proceeds

A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

Highland Funds I Prospectus

October 31, 2013

Exchange of Shares

Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I and Highland Funds II and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Fund shares in order to satisfy such Fund’s current minimum investment account requirement. Read the Prospectus carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for Bedford class shares of the RBB Money Market Portfolio of The RBB Fund, Inc. (the “Money Market Fund”), a money market mutual fund advised by BlackRock Advisors, LLC. The minimum to open an account in the Money Market Fund is currently $1,000. Call 1-877-665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Funds and Highland Funds II may exchange their shares daily for shares of the same class of one of the Funds at the relative daily NAVs per share.

Shareholders of the Funds may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Funds or any Participating Fund (other than the Money Market Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Funds into the Money Market Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Money Market Fund and will be calculated without regard to the holding time of the Money Market Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Funds and/or their shareholders. The Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Funds or if the Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation.”

To exchange via the Internet, visit the Funds’ website at http://www.highlandfunds.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Advisor, your Financial Advisor, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Funds at 1-877-665-1287 or consult your Financial Advisor, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Net Asset Value

The NAV per share of each Fund’s Class A Shares, Class B Shares, Class C and Class Z Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:

•

Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of fair valuation.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•

Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Highland Funds I Prospectus

October 31, 2013

Dividends and Other Distributions

Floating Rate Opportunities Fund intends to declare dividends of net investment income daily and pay them monthly and to pay any capital gain distributions on an annual basis. Long /Short Equity Fund and Long/Short Healthcare Fund intend to pay dividends and any capital gains distributions on an annual basis. You may have dividends or capital gain distributions that are declared by a Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or in Fund shares at the time you purchase your shares. You may change this election by notifying the applicable Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of a Fund. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or make any capital gain distributions.

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in a Fund, please see “Income Tax Considerations” in the SAI.

Each Fund has elected to be treated and intends to qualify annually as a RIC under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends including capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, each Fund intends to distribute at least annually all or substantially all of its income and capital gains. A Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year a Fund were not to qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Certain of a Fund’s investment practices, including derivative transactions, short sales and hedging activities, generally, as well as a Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount and foreign debt securities, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (vii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a substantial portion of Floating Rate Opportunities Fund’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. Each Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a distressed debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order

Highland Funds I Prospectus

October 31, 2013

to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains and losses recognized by a Fund when the Fund invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount or character of distributions made by a Fund. In addition, dividend, interest and other income received by a Fund from investments outside the U.S. may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by a Fund will reduce the return from such Fund’s investments. If at the end of the taxable year more than 50% of the value of a Fund’s assets consists of securities of foreign corporations and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by such Fund. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that a Fund will make a special election for a taxable year even if it is eligible to do so. The Long/Short Equity Fund and the Long/Short Healthcare Fund do not expect that they will be eligible to elect to treat any foreign taxes they paid as paid by their shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns.

Distributions paid to you by a Fund from net realized long-term capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Fund reports as capital gain dividends (“capital gain dividends”) generally are taxable to you as long-term capital gain includible in net capital gain and taxable to individuals at reduce rates, regardless of how long you have held your shares. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level The Floating Rate Opportunities Fund generally does not expect that a significant portion of Fund distributions will qualify for favorable tax treatment as “qualified dividend income.”

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

If, for any taxable year, a Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of a Fund. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution (other than a distribution of net investment income that is declared daily), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell, exchange or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another eligible Fund as described in “Exchange of Shares” above (but not for shares of another class of the same Fund in a Same-Fund Exchange) or (ii) through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and

Taxation

short-term capital gains of corporations at the rates applicable to ordinary income.

A Fund (or, if Fund shares are purchased through a Financial Advisor, a Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS.

Highland Funds I Prospectus

October 31, 2013

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for Class A, Class B, Class C and Class Z Shares. Beginning with the fiscal year ending in 2010, the Funds’ fiscal year end was changed from August 31 to June 30. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial information shown below for Floating Rate Opportunities Fund prior to June 13, 2011 is that of the Predecessor Fund, which reorganized into the Fund on June 13, 2011. This information has been derived from each Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information, appears in the Funds’ 2013 Annual Report. The Funds’ 2013 Annual Report is incorporated by reference into the Funds’ SAI. To request a Fund’s 2013 Annual Report, please call 1-877-665-1287.

Financial Highlights

Highland Long/Short Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 6/30/10		For the Years Ended August 31,
	2013	2012	2011			2009	2008

Net Asset Value, Beginning of Period	$11.30	$11.10	$10.68	$10.37		$10.50	$10.92
Income from Investment Operations:
Net investment loss(a)	(0.16)	(0.22)	(0.21)	(0.19)		(0.23)	(0.04)
Redemption fees added to paid-in capital(a)	— (b)	— (b)	— (b)	0.01		0.01	— (b)
Net realized and unrealized gain(a)	0.53	0.48	0.93	0.59		0.10	0.04

Total from investment operations	0.37	0.26	0.72	0.41		(0.12)	—
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	—		(0.01)	(0.04)
From net realized gains	(0.30)	(0.06)	(0.30)	(0.10)		—	(0.38)

Total distributions declared to shareholders	(0.30)	(0.06)	(0.30)	(0.10)		(0.01)	(0.42)
Net Asset Value, End of Period	$11.37	$11.30	$11.10	$10.68		$10.37	$10.50
Total return(c)	3.38%	2.42%	6.62%	3.90	%(d)	(1.16)%	0.01%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$141,351	$265,712	$286,581	$207,323		$56,364	$17,711
Total operating expenses excluding interest expense & commitment fee(f)	3.79%	3.66%	3.64%	4.19%		4.94%	4.67%
Interest expense & commitment fee	— (g)	—	—	—		0.01%	—
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.25)%		(1.86)%	(1.85)%
Net operating expenses including interest expense & commitment fee(f)(h)	2.54%	2.41%	2.39%	2.94%		3.09%	2.82%
Dividends & fees on securities sold short	0.66%	0.53%	0.41%	0.70%		0.59%	0.34%
Net expenses excluding dividends & fees on securities sold short	1.88%	1.88%	1.98%	2.24%		2.50%	2.48%
Net investment loss	(1.40)%	(1.99)%	(1.89)%	(2.10)%		(2.30)%	(0.36)%
Portfolio turnover rate	706%	650%	684%	496	%(d)	443%	206%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

54

Financial Highlights

Highland Long/Short Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10		For the Years Ended August 31,
	2013	2012	2011			2009	2008

Net Asset Value, Beginning of Period	$10.96	$10.83	$10.48	$10.22		$10.42	$10.90
Income from Investment Operations:
Net investment loss(a)	(0.22)	(0.28)	(0.27)	(0.24)		(0.29)	(0.11)
Redemption fees added to paid-in capital(a)	— (b)	— (b)	— (b)	0.01		0.01	— (b)
Net realized and unrealized gain(a)	0.51	0.47	0.92	0.59		0.09	0.03

Total from investment operations	0.29	0.19	0.65	0.36		(0.19)	(0.08)
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	—		(0.01)	(0.02)
From net realized gains	(0.30)	(0.06)	(0.30)	(0.10)		—	(0.38)

Total distributions declared to shareholders	(0.30)	(0.06)	(0.30)	(0.10)		(0.01)	(0.40)
Net Asset Value, End of Period	$10.95	$10.96	$10.83	$10.48		$10.22	$10.42
Total return(c)	2.75%	1.83%	6.18%	3.46	%(d)	(1.84)%	(0.74)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$45,925	$57,677	$79,243	$59,290		$19,585	$7,324
Total operating expenses excluding interest expense & commitment fee(f)	4.48%	4.31%	4.29%	4.84%		5.59%	5.32%
Interest expense & commitment fee	— (g)	—	—	—		0.01%	—
Waiver/reimbursement	(1.26)%	(1.25)%	(1.25)%	(1.25)%		(1.86)%	(1.85)%
Net operating expenses including interest expense & commitment fee(f)(h)	3.22%	3.06%	3.04%	3.59%		3.74%	3.47%
Dividends & fees on securities sold short	0.67%	0.53%	0.41%	0.70%		0.59%	0.34%
Net expenses excluding dividends & fees on securities sold short	2.55%	2.53%	2.63%	2.89%		3.15%	3.13%
Net investment loss	(2.02)%	(2.64)%	(2.54)%	(2.75)%		(2.95)%	(1.01)%
Portfolio turnover rate	706%	650%	684%	496	%(d)	443%	206%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

55

Financial Highlights

Highland Long/Short Equity Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10		For the Years Ended August 31,
	2013	2012	2011			2009	2008

Net Asset Value, Beginning of Period	$11.50	$11.27	$10.81	$10.46		$10.54	$10.94
Income from Investment Operations:
Net investment loss(a)	(0.11)	(0.18)	(0.17)	(0.16)		(0.20)	— (b)
Redemption fees added to paid-in capital(a)	— (b)	— (b)	— (b)	0.01		0.01	— (b)
Net realized and unrealized gain(a)	0.52	0.47	0.93	0.60		0.12	0.04

Total from investment operations	0.41	0.29	0.76	0.45		(0.07)	0.04
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	—		(0.01)	(0.06)
From net realized gains	(0.30)	(0.06)	(0.30)	(0.10)		—	(0.38)

Total distributions declared to shareholders	(0.30)	(0.06)	(0.30)	(0.10)		(0.01)	(0.44)
Net Asset Value, End of Period	$11.61	$11.50	$11.27	$10.81		$10.46	$10.54
Total return(c)	3.68%	2.56%	7.02%	4.25	%(d)	(0.68)%	0.31%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$692,705	$399,689	$163,490	$3,827		$975	$6,023
Total operating expenses excluding interest expense & commitment fee(f)	3.54%	3.31%	3.29%	3.84%		4.59%	4.32%
Interest expense & commitment fee	— (g)	—	—	—		0.01%	—
Waiver/reimbursement	(1.26)%	(1.25)%	(1.25)%	(1.25)%		(1.86)%	(1.85)%
Net operating expenses including interest expense & commitment fee(f)(h)	2.28%	2.06%	2.04%	2.59%		2.74%	2.47%
Dividends & fees on securities sold short	0.71%	0.53%	0.41%	0.70%		0.59%	0.34%
Net expenses excluding dividends & fees on securities sold short	1.57%	1.53%	1.63%	1.89%		2.15%	2.13%
Net investment loss	(0.96)%	(1.64)%	(1.54)%	(1.75)%		(1.95)%	(0.01)%
Portfolio turnover rate	706%	650%	684%	496	%(d)	443%	206%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

56

Financial Highlights

Highland Long/Short Healthcare Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,						For the Ten Months Ended 6/30/10		For the Year Ended 08/31/09		For the Period Ended 08/31/08(a)
	2013		2012		2011

Net Asset Value, Beginning of Period	$10.87		$13.75		$11.19		$9.42		$10.30		$10.00
Income from Investment Operations:
Net investment loss	(0.26	)(b)	(0.28	)(b)	(0.15	)(b)	(0.51	)(b)	(1.37	)(b)	(0.03)
Redemption fees added to paid-in capital	—	(b)(c)	0.01	(b)	—	(b)(c)	—		0.02	(b)	—
Capital contributions (Note 1)	(0.03	)(b)	—		—		—		—		—
Net realized and unrealized gain/(loss)	0.45	(b)	(1.36	)(b)	3.06	(b)	2.28	(b)	0.82	(b)	0.33

Total from investment operations	0.16		(1.63)		2.91		1.77		(0.53)		0.30
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		—		—
From net realized gains	—		(1.25)		(0.35)		—		(0.35)		—

Total distributions declared to shareholders	—		(1.25)		(0.35)		—		(0.35)		—
Net Asset Value, End of Period	$11.03		$10.87		$13.75		$11.19		$9.42		$10.30
Total return(d)	1.47%		(12.37)%		26.63%		18.79	%(e)	(5.61)%		3.00	%(e)
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$11,652		$29,861		$23,767		$2,042		$154		$155
Total operating expenses excluding interest expense & commitment fee(g)	3.52%		3.30%		3.14%		6.86%		15.35%		6.85%
Interest expense & commitment fee	—	(h)	—		—		—		—		—
Waiver/reimbursement	—		(0.36)%		(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses including interest expense & commitment fee(g)(i)	3.52%		2.94%		1.95%		5.95%		13.73%		2.35%
Dividends & fees on securities sold short	1.03%		1.09%		0.53%		0.03%		—		—
Net expenses excluding dividends & fees on securities sold short	2.49%		1.85%		1.42%		5.92%		13.73%		2.35%
Net investment loss	(2.48)%		(2.31)%		(1.26)%		(5.69)%		(13.29)%		(1.00)%
Portfolio turnover rate	1,035%		1,336%		1,553%		262	%(c)	23%		36	%(e)

(a)	Highland Long/Short Healthcare Fund, Class A commenced operations on May 5, 2008.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Represents less than 0.005%.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

57

Financial Highlights

Highland Long/Short Healthcare Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,						For the Ten Months Ended 6/30/10		For the Year Ended 08/31/09		For the Period Ended 08/31/08(a)
	2013		2012		2011

Net Asset Value, Beginning of Period	$10.59		$13.54		$11.04		$9.33		$10.28		$10.00
Income from Investment Operations:
Net investment loss	(0.31	)(b)	(0.34	)(b)	(0.23	)(b)	(0.55	)(b)	(1.43	)(b)	(0.05)
Redemption fees added to paid-in capital	—	(b)(c)	0.01	(b)	—	(b)(c)	—		0.02	(b)	—
Capital Contributions (Note 1)	(0.03	)(b)	—		—		—		—		—
Net realized and unrealized gain/(loss)	0.43	(b)	(1.37	)(b)	3.08	(b)	2.26	(b)	0.81	(b)	0.33

Total from investment operations	0.09		(1.70)		2.85		1.71		(0.60)		0.28
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		—		—
From net realized gains	—		(1.25)		(0.35)		—		(0.35)		—

Total distributions declared to shareholders	—		(1.25)		(0.35)		—		(0.35)		—
Net Asset Value, End of Period	$10.68		$10.59		$13.54		$11.04		$9.33		$10.28
Total return(d)	0.85%		(13.04)%		26.35%		18.33	%(e)	(6.32)%		2.80	%(e)
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$5,460		$9,181		$6,075		$338		$145		$159
Total operating expenses excluding interest expense & commitment fee(g)	4.20%		3.95%		3.79%		7.51%		16.00%		7.50%
Interest expense & commitment fee	—	(h)	—		—		—		—		—
Waiver/reimbursement	—		(0.36)%		(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses including interest expense & commitment fee(g)(i)	4.20%		3.59%		2.60%		6.60%		14.38%		3.00%
Dividends & fees on securities sold short	1.07%		1.09%		0.53%		0.03%		—		—
Net expenses excluding dividends & fees on securities sold short	3.13%		2.50%		2.07%		6.57%		14.38%		3.00%
Net investment loss	(3.05)%		(2.96)%		(1.91)%		(6.34)%		(13.94)%		(1.65)%
Portfolio turnover rate	1,035%		1,336%		1,553%		262	%(e)	23%		36	%(e)

(a)	Highland Long/Short Healthcare Fund, Class A commenced operations on May 5, 2008.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Represents less than 0.005%.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

58

Financial Highlights

Highland Long/Short Healthcare Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,						For the Ten Months Ended 6/30/10		For the Year Ended 08/31/09		For the Period Ended 08/31/08(a)
	2013		2012		2011

Net Asset Value, Beginning of Period	$11.03		$13.88		$11.26		$9.47		$10.31		$10.00
Income from Investment Operations:
Net investment loss	(0.21	)(b)	(0.24	)(b)	(0.11	)(b)	(0.49	)(b)	(1.34	)(b)	(0.02)
Redemption fees added to paid-in capital	—	(b)(c)	0.01	(b)	—	(b)(c)	—		0.02	(b)	—
Capital contributions (Note 1)	(0.03	)(b)	—		—		—		—		—
Net realized and unrealized gain/(loss)	0.44	(b)	(1.37	)(b)	3.08	(b)	2.28	(b)	0.84	(b)	0.33

Total from investment operations	0.20		(1.60)		2.97		1.79		(0.48)		0.31
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		(0.01)		—
From net realized gains	—		(1.25)		(0.35)		—		(0.35)		—

Total distributions declared to shareholders	—		(1.25)		(0.35)		—		(0.36)		—
Net Asset Value, End of Period	$11.23		$11.03		$13.88		$11.26		$9.47		$10.31
Total return(d)	1.81%		(11.95)%		26.79%		18.90	%(e)	(5.15)%		3.10	%(e)
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$13,801		$14,210		$13,705		$7,606		$1,673		$6,940
Total operating expenses excluding interest expense & commitment fee(g)	3.24%		2.95%		2.79%		6.51%		15.00%		6.50%
Interest expense & commitment fee	—	(h)	—		—		—		—		—
Waiver/reimbursement	—		(0.36)%		(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses including interest expense and commitment fee(g)(i)	3.24%		2.59%		1.60%		5.60%		13.38%		2.00%
Dividends & fees on securities sold short	1.13%		1.09%		0.53%		0.03%		—		—
Net expenses excluding dividends & fees on securities sold short	2.11%		1.50%		1.07%		5.57%		13.38%		2.00%
Net investment loss	(1.95)%		(1.96)%		(0.91)%		(5.34)%		(12.94)%		(0.65)%
Portfolio turnover rate	1,035%		1,336%		1,553%		262	%(e)	23%		36	%(e)

(a)	Highland Long/Short Healthcare Fund, Class A commenced operations on May 5, 2008.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Represents less than 0.005%.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

59

Financial Highlights

Highland Floating Rate Opportunities Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
	2013	2012	2011*			2009*	2008*

Net Asset Value, Beginning of Period	$6.85	$6.96	$6.55	$5.98		$9.70	$11.75
Income from Investment Operations:
Net investment income(a)	0.30	0.26	0.27	0.18		0.51	0.90
Redemption fees added to paid-in capital(a)	— (b)	— (b)	—	—		—	—
Net realized and unrealized gain/(loss)(a)	0.98	(0.07)	0.46	0.57		(3.50)	(2.05)

Total from investment operations	1.28	0.19	0.73	0.75		(2.99)	(1.15)
Less Distributions Declared to Shareholders:
From net investment income	(0.32)	(0.30)	(0.32)	(0.06)		(0.73)	(0.89)
From net realized gains	—	—	—	—		—	(0.01)
From return of capital	(0.07)	—	—	(0.12)		—	—

Total distributions declared to shareholders	(0.39)	(0.30)	(0.32)	(0.18)		(0.73)	(0.90)
Net Asset Value, End of Period	$7.74	$6.85	$6.96	$6.55		$5.98	$9.70
Total return(c)	19.16%	2.52%	11.73%	12.68	%(d)	(30.25)%	(10.28)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$249,450	$203,684	$264,385	$191,925		$219,010	$567,048
Total operating expenses excluding interest expense and commitment fee	1.65%	2.11%	2.18%	2.27%		1.87%	1.58%
Interest expense and commitment fee	0.14%	0.42%	0.47%	0.61%		1.08%	1.47%
Waiver/reimbursement	(0.21)%	—	—	—		(0.01)%	(0.02)%
Net operating expenses including interest expense and commitment fee(f)	1.58%	2.53%	2.65%	2.88%		2.94%	3.03%
Net investment income	4.06%	3.91%	3.97%	3.29%		8.09%	8.28%
Portfolio turnover rate	71%	50%	104%	57	%(d)	21%	22%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For period with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

60

Financial Highlights

Highland Floating Rate Opportunities Fund, Class B

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
	2013	2012	2011*			2009*	2008*

Net Asset Value, Beginning of Period	$6.84	$6.96	$6.55	$5.98		$9.70	$11.75
Income from Investment Operations:
Net investment income(a)	0.31	0.24	0.25	0.16		0.49	0.86
Redemption fees added to paid-in capital(a)	— (b)	— (b)	—	—		—	—
Net realized and unrealized gain/(loss)(a)	0.91	(0.08)	0.45	0.58		(3.50)	(2.05)

Total from investment operations	1.22	0.16	0.70	0.74		(3.01)	(1.19)
Less Distributions Declared to Shareholders:
From net investment income	(0.29)	(0.28)	(0.29)	(0.06)		(0.71)	(0.85)
From net realized gains	—	—	—	—		—	(0.01)
From return of capital	(0.07)	—	—	(0.11)		—	—

Total distributions declared to shareholders	(0.36)	(0.28)	(0.29)	(0.17)		(0.71)	(0.86)
Net Asset Value, End of Period	$7.70	$6.84	$6.96	$6.55		$5.98	$9.70
Total return(c)	18.30%	2.01%	11.34%	12.36	%(d)	(30.50)%	(10.60)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$154	$4,073	$18,575	$16,063		$20,660	$58,486
Total operating expenses excluding interest expense and commitment fee	2.12%	2.46%	2.53%	2.62%		2.22%	1.93%
Interest expense and commitment fee	0.18%	0.42%	0.47%	0.61%		1.08%	1.47%
Waiver/reimbursement	(0.13)%	—	—	—		(0.01)%	(0.02)%
Net operating expenses including interest expense and commitment fee(f)	2.17%	2.88%	3.00%	3.23%		3.29%	3.38%
Net investment income	4.30%	3.56%	3.62%	2.94%		7.74%	7.93%
Portfolio turnover rate	71%	50%	104%	57	%(d)	21%	22%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For period with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

61

Financial Highlights

Highland Floating Rate Opportunities Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
	2013	2012	2011*			2009*	2008*

Net Asset Value, Beginning of Period	$6.85	$6.96	$6.55	$5.98		$9.70	$11.75
Income from Investment Operations:
Net investment income(a)	0.26	0.23	0.24	0.15		0.48	0.84
Redemption fees added to paid-in capital(a)	— (b)	— (b)	—	—		—	—
Net realized and unrealized gain/(loss)(a)	0.98	(0.07)	0.45	0.58		(3.50)	(2.04)

Total from investment operations	1.24	0.16	0.69	0.73		(3.02)	(1.20)
Less Distributions Declared to Shareholders:
From net investment income	(0.28)	(0.27)	(0.28)	(0.06)		(0.70)	(0.84)
From net realized gains	—	—	—	—		—	(0.01)
From return of capital	(0.07)	—	—	(0.10)		—	—

Total distributions declared to shareholders	(0.35)	(0.27)	(0.28)	(0.16)		(0.70)	(0.85)
Net Asset Value, End of Period	$7.74	$6.85	$6.96	$6.55		$5.98	$9.70
Total return(c)	18.58%	2.01%	11.16%	12.22	%(d)	(30.60)%	(10.73)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$326,476	$320,178	$437,220	$332,355		$359,579	$784,597
Total operating expenses excluding interest expense and commitment fee	2.16%	2.61%	2.68%	2.77%		2.37%	2.08%
Interest expense and commitment fee	0.14%	0.42%	0.47%	0.61%		1.08%	1.47%
Waiver/reimbursement	(0.22)%	—	—	—		(0.01)%	(0.02)%
Net operating expenses including interest expense and commitment fee(f)	2.08%	3.03%	3.15%	3.38%		3.44%	3.53%
Net investment income	3.56%	3.41%	3.47%	2.79%		7.59%	7.78%
Portfolio turnover rate	71%	50%	104%	57	%(d)	21%	22%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For period with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

62

Financial Highlights

Highland Floating Rate Opportunities Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
	2013	2012	2011*			2009*	2008*

Net Asset Value, Beginning of Period	$6.84	$6.96	$6.55	$5.97		$9.70	$11.75
Income from Investment Operations:
Net investment income(a)	0.29	0.29	0.29	0.20		0.54	0.94
Redemption fees added to paid-in capital(a)	— (b)	— (b)	—	—		—	—
Net realized and unrealized gain/(loss)(a)	1.03	(0.08)	0.46	0.58		(3.52)	(2.05)

Total from investment operations	1.32	0.21	0.75	0.78		(2.98)	(1.11)
Less Distributions Declared to Shareholders:
From net investment income	(0.34)	(0.33)	(0.34)	(0.07)		(0.75)	(0.93)
From net realized gains	—	—	—	—		—	(0.01)
From return of capital	(0.08)	—	—	(0.13)		—	—

Total distributions declared to shareholders	(0.42)	(0.33)	(0.34)	(0.20)		(0.75)	(0.94)
Net Asset Value, End of Period	$7.74	$6.84	$6.96	$6.55		$5.97	$9.70
Total return(c)	19.77%	2.73%	12.11%	13.20	%(d)	(30.12)%	(9.97)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$170,170	$22,568	$35,668	$41,785		$62,842	$170,147
Total operating expenses excluding interest expense and commitment fee	1.21%	1.76%	1.83%	1.92%		1.52%	1.23%
Interest expense and commitment fee	0.10%	0.42%	0.47%	0.61%		1.08%	1.47%
Waiver/reimbursement	(0.27)%	—	—	—		(0.01)%	(0.02)%
Net operating expenses including interest expense and commitment fee(f)	1.04%	2.18%	2.30%	2.53%		2.59%	2.68%
Net investment income	3.88%	4.26%	4.32%	3.64%		8.44%	8.63%
Portfolio turnover rate	71%	50%	104%	57	%(d)	21%	22%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For period with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

63

Mailings to Shareholders

In order to reduce duplicative mail and expenses of the Funds, we may, in accordance with applicable law, send a single copy of the Funds’ Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of a Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-877-665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

http://www.highlandfunds.com

More information about Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund (the “Funds”), each an investment portfolio of Highland Funds I (the “Trust”), is available without charge upon request through the following:

Statement of Additional Information (SAI ): The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Funds and is available, free of charge, on the Funds’ website at http://www.highlandfunds.com. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders, which are also available, free of charge, on the Funds’ website at http://www.highlandfunds.com. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

To Obtain More Information:

By Internet:

http://www.highlandfunds.com

By Telephone:

Call 1-877-665-1287

By Mail:

Highland Funds I

P.O. Box 8656

Boston, Massachusetts 02266-8656

By Overnight Mail:

Highland Funds I

30 Dan Road

Suite #8656

Canton, Massachusetts 02021-2809

From the SEC:

You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-1520

The Trust’s Investment Company Act Registration Number: 811-21866	xxxxxxx

Highland/iBoxx Senior Loan ETF

Ticker: SNLN – NYSE Arca, Inc.

Prospectus

October 31, 2013

Although these securities have been registered with the Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured

May Lose Value

No Bank Guarantee

Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

Highland/iBoxx Senior Loan ETF

Investment Objective

The investment objective of Highland/iBoxx Senior Loan ETF (the “Fund”) is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

Management Fees	0.45%
Other Expenses[1]	1.17%
Total Annual Fund Operating Expenses	1.62%
Expense Reimbursement[2]	-1.07%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.55%
1	“Other Expenses” have been annualized.

2	Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of average daily net assets of the fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds I (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than thirty-six (36) months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Expense Example.

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$56	$406	$780	$1,831

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period from November 6, 2012 (commencement of operations) through June 30, 2013, the Fund’s turnover rate was 38%.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its assets (the “80% basket”) in component securities of the Underlying Index (“Component Securities”). The Fund may invest the remaining 20% of its assets (the “20% basket”) in securities not included in the Underlying Index, but which Highland Capital Management Funds Advisor, L.P. (“HCMFA” or the “Adviser”) believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type and of companies of any market capitalization, market sector or industry. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. The Fund also may invest in derivatives to track the Underlying Index, such as futures contracts, options on futures contracts, options, and swaps with the 20% basket. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser or its affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index as a proxy for the senior secured loan universe. The Underlying Index is a subset of the Markit iBoxx USD Leveraged Loan Index. “Leveraged Loans” are loans to companies that typically already have a high amount of debt and are often characterized by lower credit ratings or higher interest rates. The Underlying Index is a rules-based index consisting of some of the largest, most liquid Leveraged Loans, as measured by the number of active market participants trading the security and the dollar face amount of outstanding senior loans issued. Currently, loans eligible for inclusion in the Underlying Index are measured by type, size, liquidity, spread, credit rating and minimum time to maturity.

The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), an organization that is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing

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Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Component Securities primarily consist of senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). The Fund will, under normal circumstances, invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes) in Senior Loans. Senior Loans, at the time of the Fund’s purchase, have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders. The Component Securities in which the Fund will invest are expected to be below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Underlying Index may include, and the Fund may acquire and retain in its portfolio, below investment grade or unrated securities, including loans of Borrowers that are insolvent or in default, provided that all criteria of the Underlying Index, including liquidity requirements, are met.

The Fund may invest in participations (“Participations”) in Senior Loans and may purchase assignments (“Assignments”) of portions of Senior Loans from third parties. Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral.

The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but it intends to seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which imposes diversification requirements on the Fund that are different from, and generally less restrictive than, the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund’s investments. As a result, investments in Fund shares may be less tax-efficient than investments in conventional ETFs.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s Net Asset Value (“NAV”) and the market price of the Fund’s shares.

Debt Securities and Leveraged Loans Risk. The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Derivatives Risk. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure,

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(2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Exchange-Traded Funds Risk. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk. The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies.

High-Yield Debt Securities Risk. Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid Securities Risk. The Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Industry Concentration Risk. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk. The Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Lender Liability Risk. A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to such liability.

Limited Information Risk. The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities.

Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Loan Participation Risk. In addition to the risks typically associated with debt securities, Participations involve the risk

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Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk. The Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies.

Market Price Variance Risk. Fund shares will be listed for trading on NYSE Arca, Inc. (the “Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Options Risk. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Passive Investment Risk. The Fund is not actively managed and HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Prepayment Risk. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

Regulatory Risk. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk. The risks associated with Senior Loans are similar to the risks of below investment grade securities. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

The Fund commenced operations on November 6, 2012. After the Fund has had operations for at least one full calendar year, its Prospectus will include a bar chart and a table that will provide an indication of the risks of investing in the Fund by showing how the Fund has performed and how its

5

performance has varied from year to year. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	Inception in 2012	Executive Vice President and Secretary

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund will issue and redeem shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

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Important Additional Information

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

Description of Principal Investments

The following is a description of principal investment practices in which the Fund may engage. Any references to investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Please see “Description of Principal Risks” below for the risks associated with each of the principal investment practices.

Assignments. The Fund may purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Borrower Credit Ratings. The Fund may invest all or substantially all of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a NRSRO and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. The Fund seeks to invest in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. The Fund may, however, invest without limitation in loans that do not exhibit all or any of these characteristics. In addition, the Adviser will consider, and may rely in part on, the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

Bridge Financing. The Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness and increase the likelihood that an event of default would be declared.

Commitments to Make Additional Payments. A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash and/or liquid securities (including liquid Senior Loans). The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the Fund’s Statement of Additional Information (“SAI”).

Debt Restructuring. The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Debt Securities. The Fund may invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations.

•

Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

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Below Investment Grade Securities. The Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk securities”). See “High Yield Debt Securities Risk” below for more information.

Derivatives. The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Futures, forwards, swaps and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates or securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Fund’s

9

Description of Principal Investments

asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Special tax considerations apply to the Fund’s use of derivatives. See the “Taxation” section below.

Exchange-Traded Funds. The Fund may invest in other ETFs. ETFs are listed on various exchanges and typically seek to provide investment results that correspond generally to the performance of specified market indices.

Fees. The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include commitment fees and prepayment penalties. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive commitment fees and prepayment penalties directly from the Borrower, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives any fees depends upon negotiations between the Fund and the Lender selling the Senior Loan interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Illiquid and Restricted Securities. The Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws (or otherwise) will not be subject to the applicable percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, the Fund may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.

Options. The Fund may utilize options on securities, indices and currencies as part of their principal investment strategies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund realizes an economic loss from a closing sale transaction if the premium received from the sale of the option is less than the premium it initially paid to purchase the option (plus transaction costs). The Fund realizes an economic loss from a closing purchase transaction if the cost of the closing purchase transaction (premium plus transaction costs) is greater than the premium initially received from writing the option.

Participations. The Fund may invest without limit in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. The Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit

10

Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. The Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to the Fund.

Portfolio Maturity. Although the initial time to maturity for Component Securities in the Underlying Index will generally be at least one year, the Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV and the market price of the Fund’s shares as a result of changes in interest rates. Because many Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s investment portfolio.

Prepayments. Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by the Fund in Senior Loans could have a materially adverse effect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Senior Loans. The Fund may invest in Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution’s estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as “junior debt securities.”

Senior Loans generally are secured by specific collateral. The Fund may invest without limitation in Senior Loans that are not secured by any collateral and, to the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt

11

Description of Principal Investments

securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would fully satisfy a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring, but there can be no assurance that this will be the case with respect to any particular Senior Loan.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial Lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option. Because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

The Fund may invest in Participations in Senior Loans and may purchase Assignments of portions of Senior Loans from third parties.

Senior Loan Ratings. The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.

Additional Information. The foregoing percentage limitations in the Fund’s investment strategies apply at the time of purchase of securities. The Board of Trustees may change any of the foregoing investment policies, including its investment objective, the Underlying Index and its 80% investment policy, without shareholder approval. For example, if the Fund’s Underlying Index is discontinued by its Index Provider, the license agreement for the Underlying Index is terminated by the Index Provider or the Board of Trustees determines that it would not be beneficial to shareholders for the Fund to continue operations using the Underlying Index, the Board of Trustees may change the Underlying Index as described in the “Investment Restrictions” section of the Fund’s SAI.

Notwithstanding its 80% investment policy, the Fund is subject to the SEC’s “names rule” (Rule 35d-1 under the 1940 Act), and therefore commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in Senior Loans. Senior Loans, at the time of the Fund’s purchase, have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. The Fund will provide shareholders with written notice at least 60 days prior to committing less than 80% of its assets, under normal circumstances, in Senior Loans.

If the Fund’s shares are delisted, the Board of Trustees may seek to list its shares on another exchange, merge with another ETF or traditional mutual fund or redeem its shares at NAV.

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Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

Description of Principal Risks

Factors that may affect the Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. Each principal risk summarized below applies to the Fund. The Fund could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about the Fund and its investments. The Fund is not intended to be a complete investment program.

Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indices that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indices tend to experience cycles of outperformance and underperformance in comparison to general securities markets.

Cash Transaction Risk. Unlike most ETFs, the Fund effects creations and redemptions principally for cash, rather than for in-kind securities, because of the nature of the Fund’s investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because this Fund currently intends to effect redemptions principally for cash, rather than principally for in-kind securities, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund’s income may decrease. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In an attempt to limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Credit Risk. The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by the Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Debt Securities and Leveraged Loans Risk. The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt

13

Description of Principal Risks

security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Derivatives Risk. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants, and opinions contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

There are several risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk. Special tax considerations apply to the Fund’s use of derivatives. See the “Taxation” section below.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the

14

Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk”) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Fund to new kinds of risks and costs.

Exchange-Traded Funds Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage), if the shares are delisted from the exchange without first being listed on another exchange, or if the listing exchange’s officials deem such action appropriate in the interest of a fair and orderly market or to protect investors. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. In certain circumstances, the Fund may invest in ETFs sponsored by the Fund’s Adviser.

Focused Investment Risk. The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. Financial services companies are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

15

Description of Principal Risks

High-Yield Debt Securities Risk. The Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk bonds”). Below investment grade securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. Such securities should be considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. High-yield securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of such securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond market and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Taxation” below and “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with certain below investment grade securities.

Illiquid Securities Risk. Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk.

Industry Concentration Risk. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries. The performance of the Fund if it invests a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.

Intellectual Property Risk. The Fund relies on a license that permits the Adviser to use the Intellectual Property in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider, and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. To the extent the Fund invests in fixed-rate debt securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, in a period of rising interest rates, the higher cost of any leverage employed by the Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV and the market price of the Fund’s shares. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on

16

Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

loans of the type and quality in which the Fund invests, the Fund’s income could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in the Fund’s portfolio may be of longer duration.

Lender Liability Risk. A number of judicial decisions in the United States and elsewhere have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional Lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a Borrower to the detriment of other creditors of such Borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy termed “equitable subordination.” As an owner of bank debt in reorganizing companies, the Fund could be subject to claims from creditors of a company that the Fund’s claim should be equitably subordinated, including as a result of actions or omissions by the Fund’s predecessors in interest.

Limited Information Risk. The types of Senior Loans in which the Fund will invest may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities.

Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. The Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). When there is no willing buyer or investments cannot be readily sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. Although most of the Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.

Loan Participation Risk. In addition to the risks typically associated with debt securities, Participations involve the risk that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower. Participations also carry the risk of insolvency of the lending bank or other intermediary.

Management Risk. The Fund does not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In addition, if one or more key individuals leave, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objectives. The Fund’s portfolio manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

Market Price Variance Risk. Individual shares of the Fund will be listed for trading on the Exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Differences between secondary market prices and NAV for shares may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or instruments held by the Fund at a particular time. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying shares on the secondary market,

17

Description of Principal Risks

and you may receive less than NAV when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the NAV. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Non-Diversification Risk. Due to the nature of the Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), the Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Since the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares. There can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the debt securities purchased by the Fund will be to highly leveraged Borrowers. If the Borrower’s cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the debt security. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior Lenders.

Ongoing Monitoring Risk. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower. The Adviser will also monitor these aspects of the Fund’s investments.

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Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in loan market segments included in the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower the Fund’s after-tax performance.

Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a debt security with a lower-yielding security. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.

Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (CFTC), the Securities and Exchange Commission (SEC), the Internal Revenue Service (IRS), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Securities Market Risk. Securities market risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of the Fund substantially depends upon the Adviser to correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price movements.

The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). See also “Debt Securities Risk” above.

19

Description of Principal Risks

As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in the Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Senior Loans Risk. Senior loans may not be rated by a rating agency, registered with the SEC or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The risks associated with Senior Loans are similar to the risks of below investment grade securities.

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the Fund is particularly dependent on portfolio management’s analytical abilities. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield Senior Loan, and could adversely affect the market price and NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV and market price fluctuation of the Fund’s shares than if the Fund did not make such investments. See “Taxation” below and “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in the Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

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Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

Management of the Fund

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board”) has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.

Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) serves as the investment adviser to the Fund. The address of the Adviser is 200 Crescent Court, Suite 700, Dallas, Texas 75201. HCMFA provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research. Additionally, HCMFA furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of the Fund who is an employee of HCMFA.

The Fund has entered into an investment advisory agreement with HCMFA (the “Investment Advisory Agreement”), pursuant to which HCMFA either provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, or hires a sub-adviser to do so, subject to HCMFA’s general oversight.

In return for its advisory services, the Fund will pay the Adviser a monthly fee, computed and accrued daily, based on an annual rate of 0.45% of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for the Fund is available in the Trust’s semiannual report to shareholders for the period ended December 31, 2012. The Investment Advisory Agreement may be terminated by the Fund or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, on 60 days’ written notice. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of September 1, 2013, HCMFA has approximately $2.8 billion in assets under management.

Multi-Manager Structure

On October 26, 2010, the SEC issued a multi-managers’ exemptive order (the “Order”) granting exemptive relief to Highland Funds I (the “Trust”) (formerly, Pyxis Funds I) and the Adviser from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Fund’s Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Fund. The Fund’s Board of Trustees and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. The Fund has obtained approval of the Fund’s reliance on the Order from the Board and from the initial shareholder of the Fund. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, the Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of the Fund retain the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding securities of the Fund.

Portfolio Manager

The Fund’s portfolio is managed by Ethan Powell. Mr. Powell has managed the portfolio since its inception in 2012.

Ethan Powell. Mr. Powell is the Chief Product Strategist, Executive Vice President and Secretary of the Adviser and was previously a Senior Retail Fund Analyst at HCMFA and its predecessor since 2007. He has served as the Secretary of the funds in the Highland Fund Complex since November 2010 and as the Executive Vice President of the funds in the Highland Fund Complex since June 2012. Prior to joining HCMFA and its predecessor, Mr. Powell was the manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

Distributor of the Fund

The Fund’s shares are offered for sale through SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, PA 19456. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay the Distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities and other services with respect to the Fund. Because these fees are paid

21

Management of the Fund

Distribution (12b-1) Plan

out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As of the date of this Prospectus, no payments have been made by the Fund under the Plan.

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Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the SAI and (ii) on the Fund’s website at http://www.highlandfunds.com.

23

How to Buy and Sell Shares

The Trust issues and redeems shares of the Fund only in aggregations of Creation Units. A Creation Unit is comprised of 100,000 shares. The value of such Creation Unit was $2,000,000 at the Fund’s inception. See the section of this Prospectus entitled “Creation and Redemption of Shares” for more information.

Shares of the Fund are listed on the Exchange for trading on any day that the Exchange is open for business. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “SNLN.”

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund’s shares are listed for trading on a national securities exchange. Because secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund pursuant to the exemptive relief obtained by the Trust from the limitations of Section 12(d)(1), the company must enter into an agreement with the Trust.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. Beneficial owners of shares are not entitled to receive physical delivery of stock certificates or to have shares registered in their names, and they are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, a beneficial owner must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that a beneficial owner holds in book-entry or “street name” form.

24

Highland/iBoxx Senior Loan ETF Prospectus

October 31,  2013

Creation and Redemption of Shares

The Trust issues and sells Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt of a purchase order, on any day that the Exchange is open for business. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Due to the nature of the Fund’s investments, Authorized Participants generally will deposit cash in exchange for a specified number of Creation Units, although the Fund may permit Authorized Participants to deposit a portfolio of securities approximating the holdings of the Fund or a combination of cash and a portfolio of securities approximating the holdings of the Fund in exchange for a specified amount of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, in which case orders to purchase Creation Units of shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust expects to enter into Authorized Participant Agreements with only a small number of DTC Participants.

Purchases through and outside the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of the National Securities Clearing Corporation (“NSCC”) as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite deposit securities and the balancing amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor. A purchase order must be received by the Distributor by 4:00 p.m. Eastern Time if transmitted by mail or by 3:00 p.m. Eastern Time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s Closing NAV per Share.

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process.

Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer.

Rejection of Purchase Orders

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (b) the deposit securities delivered are not as specified by the Adviser and the Adviser has not consented to acceptance of an in-kind deposit that varies from the designated deposit securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a cash purchase amount, or the value of the balancing amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off time for the Fund on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemptions

Similarly, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in good order by the Distributor on any day on that the Exchange is open for business. The Fund reserves the right to reject any redemption request that is not in good order. The

25

Creation and Redemption of Shares

Redemptions

specific requirements for good order depend on the type of account and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus.

The Trust will not redeem shares in amounts less than Creation Units.

Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the Exchange is closed on days other than weekdays or holidays; (ii) during periods when trading on the Exchange is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Redemption Proceeds

A redemption request received by the Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. While the Fund will generally pay redemptions proceeds in cash, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. In this event, the portfolio of securities the Fund will deliver upon redemption of Fund shares may differ from the portfolio of securities required for purchase of a Creation Unit. You will be exposed to market risk until you convert these portfolio securities into cash, you will likely pay commissions upon any such conversion, and you may recognize taxable gain or loss resulting from fluctuations in value of the portfolio securities between the conversion date and the redemption date. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors.

Transaction Fees

Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the applicable business day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amounts shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other financial intermediary may pay fees for such services.

The following table shows, as of the date of this Prospectus, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$2,000,000	100,000 shares	$500	1.0%	1.0%*
*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.

26

Highland/iBoxx Senior Loan ETF Prospectus

October 31,  2013

Net Asset Value

The NAV per share of the Fund is calculated as of the close of regular trading on the Exchange, normally 4:00 p.m., Eastern Time, on each day that the Exchange is open for business. The Exchange is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Fund by the total number of shares of the Fund outstanding at the time the determination is made.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Fund’s investments is generally determined as follows:

•

Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of fair valuation.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

•

Investments by the Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

27

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the bid and the ask on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV.

The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from inception (November 6, 2012) through September 30, 2013. All data presented here represents past performance and cannot be used to predict future results.

Number of Days
Premium/Discount Range	Highland/iBoxx Senior Loan ETF
Greater than 1.0% and Less than 1.5%	8
Greater than 0.5% and Less than 1.0%	31
Greater than 0.0% and Less than 0.5%	174
Greater than -0.5% and Less than 0.0%	12
Total	225

28

Highland/iBoxx Senior Loan ETF Prospectus

October 31,  2013

Dividends and Other Distributions

The Fund intends to declare and pay dividends of net investment income monthly and to pay any capital gain distributions on an annual basis. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or make any capital gain distributions.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market. Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of the Fund pursuant to DTC’s Dividend Reinvestment Service. Shareholders using the Dividend Reinvestment Service should consult their broker-dealer for more information about the specific terms of the service, including potential tax consequences to such shareholders in light of their particular circumstances.

29

Index Provider

The Highland/iBoxx Senior Loan ETF is based on the Markit iBoxx USD Liquid Leveraged Loan Index, provided by Markit, Inc., a leading provider of independent data, portfolio valuations and OTC derivatives trade processing to the financial markets. The Index Provider is not affiliated with the Trust, the Adviser, the Distributor, or any of their respective affiliates. Further information about the Index Provider and the Underlying Index is available at http://www.markit.com.

The Underlying Index referenced herein is the property of Markit Indices Limited and has been licensed for use in connection with the Fund. Each party acknowledges and agrees that the Fund is not sponsored, endorsed or promoted by the Index Provider. The Index Provider makes no representation whatsoever, whether express or implied, and hereby expressly disclaim all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the Underlying Index or any data included therein or relating thereto, and in particular disclaim any warranty either as to the quality, accuracy and/or completeness of the Underlying Index or any data included therein, the results obtained from the use of the Underlying Index and/or the composition of the Underlying Index at any particular time on any particular date or otherwise and/or the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in the Underlying Index at any particular time on any particular date or otherwise.

The Index Provider shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the Underlying Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein. The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling the Fund, the ability of the Underlying Index to track relevant markets’ performances, or otherwise relating to the Underlying Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or calculating the Underlying Index. No party purchasing or selling the Fund, nor the Index Provider, shall have any liability to any party for any act or failure to act by the Index Provider in connection with the determination, adjustment, calculation or maintenance of the Underlying Index. The Index Provider and its affiliates may deal in any obligations that compose the Underlying Index, and may, where permitted, accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of commercial or investment banking or other business with the issuers of such obligations or their affiliates, and may act with respect to such business as if the Underlying Index did not exist, regardless of whether such action might adversely affect the Underlying Index or the Fund.

30

Highland/iBoxx Senior Loan ETF Prospectus

October 31,  2013

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.

The Fund intends to elect to be treated and intends to qualify annually as a RIC under Subchapter M of the Code including by complying with the applicable qualifying income and diversification requirements applicable to RICs under Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, the Fund intends to distribute at least annually all or substantially all of its income and capital gains. The Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year the Fund were not to qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Certain of the Fund’s investment practices, including derivative transactions and hedging activities, generally, as well as the Fund’s investments in certain types of securities, including Component Securities, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (vii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a substantial portion of the Fund’s investments in Component Securities and similar debt instruments will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. The Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

Investments in below investment grade Component Securities and other debt instruments that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a distressed debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Interest and other income received by the Fund from investments outside the U.S. may be subject to withholding

31

Taxation

and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. The Fund does not expect that it will be eligible to elect to treat any foreign taxes it paid as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns.

Distributions paid to you by the Fund from net capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund reports as capital gain dividends (“capital gain dividends”) generally are taxable to you as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. All other dividends paid to you by the Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. The Fund generally does not expect that a significant portion of Fund distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividends-received deduction for corporate shareholders.

A Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and capital gains recognized on the sale or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, for any taxable year, the Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of the Fund pursuant to DTC’s Dividend Reinvestment Service (see “Dividends and Other Distributions”). Dividends and other distributions paid by the Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to the ex-dividend date for a distribution, you generally will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund (or your broker or other financial intermediary through which you own your shares) will send information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell or otherwise dispose of any of your shares of the Fund (including through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

The Fund (or your broker or other financial intermediary through which you own your shares) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or the intermediary) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or the intermediary) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

32

Highland/iBoxx Senior Loan ETF Prospectus

October 31, 2013

Special Considerations for Purchase and Redemption of Creation Units

An Authorized Participant that purchases Creation Units in exchange for cash, portfolio securities or a combination thereof generally will recognize a gain or a loss on the exchange. The gain or loss generally will be equal to the difference between the market value of the Creation Units at the time and the sum of the cash paid by the Authorized Participant and the Authorized Participant’s aggregate basis in any securities surrendered by the Authorized Participant. An Authorized Participant that redeems Creation Units for cash and/or portfolio securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units surrendered and the sum of the cash received by the Authorized Participant and the aggregate market value of any securities received by the Authorized Participant. In certain cases, however, the IRS may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether or when a loss might be deductible.

Gain or loss recognized by an Authorized Participant upon a purchase of Creation Units in exchange for Component Securities or other debt instruments may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon a purchase of Creation Units in exchange for Component Securities or other debt instruments generally will be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon a redemption of Creation Units generally will be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gain or loss generally will be treated as short-term capital gain or loss. Authorized Participants should consult their own tax advisor with respect to the tax treatment to them of any creation or redemption transaction.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND AND ITS SHAREHOLDERS, INCLUDING FOREIGN SHAREHOLDERS, CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

33

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of November 6, 2012 (commencement of operations) through June 30, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. To request the Fund’s 2013 Annual Report, please call the Fund at (855) 799-4757.

For the Period Ended
06/30/13(a)
Net Asset Value, Beginning of Period	$20.00
Income from Investment Operations:
Net Investment Income (b)	0.73
Net realized and unrealized loss	(0.13)
Total from investment operations	0.60
Less Distributions Declared to Shareholders:
From net investment income	(0.67)
Total distributions declared to shareholders	(0.67)

Net Asset Value, End of Period	$19.93

Total return (c)	3.04%(g)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)	$89,672
Total expenses	1.62%(d)
Waiver/reimbursement	(1.07)%(d)
Net expenses (f)	0.55%(d)
Net investment income	5.60%(d)
Portfolio turnover rate	38%(e)

(a)	The Highland/iBoxx Senior Loan ETF commenced operations on November 6, 2012.

(b)	Per share data was calculated using average shares outstanding for the period.

(c)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Annualized.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

(g)	Total return is for the period indicated and is not annualized.

34

http://www.highlandfunds.com

More information about Highland/iBoxx Senior Loan ETF, an investment portfolio of Highland Funds I, is available without charge upon request through the following:

Statement of Additional Information (SAI): The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Fund and is available, free of charge, on the Fund’s website at http://www.highlandfunds.com. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders, which are also available, free of charge, on the Fund’s website at http://www.highlandfunds.com. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its initial fiscal period.

To Obtain More Information:

By Internet:

http://www.highlandfunds.com

By Telephone:

Call (855) 799-4757

By Mail:

Highland Funds I – Highland/iBoxx Senior Loan ETF

200 Crescent Court, Suite 700

Dallas, TX 75201

By Overnight Mail:

Highland Funds I – Highland/iBoxx Senior Loan ETF

200 Crescent Court, Suite 700

Dallas, TX 75201

From the SEC:

You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-1520

The Trust’s Investment Company Act Registration Number: 811-21866

HIGHLAND FUNDS I

STATEMENT OF ADDITIONAL INFORMATION

October 31, 2013

200 Crescent Court, Suite 700, Dallas, Texas 75201

For information, call 1-877-665-1287

	Class A	Class B	Class C	Class Z
Highland Floating Rate Opportunities Fund	HFRAX	HFRBX	HFRCX	HFRZX

Highland Long/Short Equity Fund	HEOAX		HEOCX	HEOZX

Highland Long/Short Healthcare Fund	HHCAX		HHCCX	HHCZX

This Statement of Additional Information (“SAI”) supplements the information contained in the Statutory Prospectus of Highland Funds I (“the Trust”) dated October 31, 2013 (the “Prospectus”), and should be read in conjunction with the Prospectus. This SAI, although not a Prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust described above (the “Funds” or “Highland Funds”) may be obtained without charged by calling the Trust at the telephone number listed above.

The Trust’s financial statements for the fiscal year ended June 30, 2013 and the Auditor’s Report thereon are incorporated by reference to the Trust’s Annual Report. No other parts of the Trust’s Annual Report are incorporated by reference. For a free copy of the Funds’ annual or semi-annual reports, please call 1-877-665-1287. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing the Trust at Boston Financial Data Services Inc., P.O. Box 8656, Boston, Massachusetts, 02266-8656. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

THE FUNDS

Highland Floating Rate Opportunities Fund (“Floating Rate Opportunities Fund”), Highland Long/Short Equity Fund (“Long/Short Equity Fund”) and Highland Long/Short Healthcare Fund (“Long/Short Healthcare Fund”) are each non-diversified series of Highland Funds I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 28, 2006. Floating Rate Opportunities Fund, Long/Short Equity Fund and Long/Short Healthcare Fund commenced investment operations on June 13, 2011, December 5, 2006 and May 5, 2008, respectively. Floating Rate Opportunities Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Long/Short Equity Fund and Long/Short Healthcare Fund each offer three classes of shares: Class A, Class C and Class Z.

Floating Rate Opportunities Fund acquired the assets and liabilities of Highland Floating Rate Advantage Fund and Highland Floating Rate Fund, each a Delaware statutory trust, on June 13, 2011 (the “Reorganization”). Following the Reorganization, Pyxis Floating Rate Advantage Fund (the “Predecessor Fund”) was the accounting survivor and therefore certain information for periods prior to the date of this SAI relate to the Predecessor Fund. In the Reorganization, shareholders of each of the Predecessor Fund and Highland Floating Rate Fund received Class A, Class C and Class Z Shares of the Fund.

The name of the Trust was changed from “Highland Funds I” to “Pyxis Funds I” effective January 9, 2012. The name of the Trust was changed from “Pyxis Funds I” to “Highland Funds I” effective February 8, 2013.

DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS

The following information supplements the discussion of the investment policies and strategies of the Funds described in the Prospectuses. In pursuing its objective, each Fund will invest as described in the Prospectuses and as described below with respect to the following non-principal investment policies and strategies.

In addition to the principal investments described in the Prospectuses, Highland Capital Management Fund Advisors, L.P. (formerly “Pyxis Capital, L.P”) (“HCMFA” or the “Adviser”), with respect to Floating Rate Opportunities Fund and Long/Short Equity Fund, or Cummings Bay Capital Management, L.P. (“CBCM” or the “Sub-Adviser”), with respect to Long/Short Healthcare Fund, may also invest some of the Funds’ assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Funds to make investments quickly and to serve as collateral with respect to certain of their investments. However, if the Adviser or the Sub-Adviser, as applicable, believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices, a greater percentage of a Fund’s assets may be invested in such obligations. A Fund may purchase securities on a when-issued or forward commitment basis, engage in securities lending activities, and invest up to 33 1/3% of its total assets in reverse repurchase agreements when aggregated with all other borrowings (other than temporary borrowings). Each Fund may also invest its assets (up to 20% of Long/Short Equity Fund’s assets and up to 100% of Floating Rate Opportunities Fund’s and Long/Short Healthcare Fund’s assets) in high yield bonds (also known as “junk bonds”) which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser or Sub-Adviser, as applicable, cash balances of the Funds may be placed in a money market fund or investments may be made in shares of other investment companies, subject to the applicable limits under the Investment Company Act of 1940, as amended (the “1940 Act”).

Limited Role in Affairs of Portfolio Companies. Although the Adviser or Sub-Adviser, as applicable, does not take an active role in the affairs of the companies in which the Funds have positions other than voting proxies with respect to the Funds’ portfolio holdings, it will be the policy of each Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser or Sub-Adviser, as applicable, reserves the option for any of its partners to accept a role on the board of directors of any company, regardless of whether a Fund holds any of the company’s securities.

Financial Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Fixed-Income and Other Debt Securities

Fixed-income and other debt instrument securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of a Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by a Fund. The market value of the fixed-income obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the fixed-income obligations held by a Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing a Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Adviser or Sub-Adviser, as applicable, also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See “When-Issued Securities and Forward Commitments” below.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Medium-, Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by a NRSRO, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium- or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities, and unrated securities of comparable quality, generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Adviser’s or Sub-Adviser’s, as applicable, research and credit analysis are an especially important part of managing securities of this type held by a Fund.

In addition, the market for securities in lower-rated categories is more volatile than that for higher-rated securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by a Fund and increasing the exposure of a Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of these securities by the Fund, but the Adviser or Sub-Adviser, as applicable, will consider this event in its determination of whether a Fund should continue to hold the securities.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Adviser or Sub-Adviser, as applicable, will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The analysis of the Adviser or Sub-Adviser, as applicable, focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

Investments in high-yield debt obligations or other debt obligations that are at risk of, or are in, default present special tax issues for a Fund investing in or holding such securities. See “Income Tax Considerations” below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Securities and Exchange Commission’s (“SEC”) restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund’s net assets.

U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent a Fund invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since a Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Mortgage-Related Securities. There are several risks associated with mortgage-related securities. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser or Sub-Adviser, as applicable, a Fund’s restrictions on investments in illiquid instruments will apply.

Zero Coupon Securities. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities (including when not advantageous to do so) to satisfy a Fund’s distribution obligations (see “Tax Matters” below), in which case a Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Custodial Receipts. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation certificates (“FICO Strips”). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, a Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with a Fund’s restrictions on illiquid securities.

Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. A Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

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Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Adviser or Sub-Adviser, as applicable, will monitor the liquidity of Rule 144A securities in a Fund’s portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser or Sub-Adviser, as applicable, will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund’s limit on illiquid securities. The Board of Trustees, with advice and information from the Adviser or Sub-Adviser, as applicable, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from the Adviser or Sub-Adviser, as applicable, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund’s illiquidity could increase and the Fund could be adversely affected.

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Section 4(2) Commercial Paper. A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser or Sub-Adviser, as applicable, believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Adviser or Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities. Each Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

Borrowing and Lending

Borrowing. Each Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires a Fund maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. No Fund will make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Securities Loans. Each Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge the Fund transaction fees based on the securities lending services provided. The Funds will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit, which collateral will be maintained at all times in an amount equal to 102% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. Although a Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.

Securities lending also exposes a Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights. The creditworthiness of firms to which a Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser or Sub-Adviser, as applicable.

Derivatives

Each Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit a Fund’s ability to invest in certain derivatives. See “Income Tax Considerations” below.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Funds may write (sell) covered call and put options (“covered options”) on stocks, securities, indices and foreign currencies in an attempt to increase income. When a Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When a Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

A Fund’s activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Options on Securities Indices. A Fund may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser or Sub-Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When a Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.

Options on Foreign Currencies. A Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund’s ability to terminate over-the-counter options (“OTC Options”) will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Forward Currency Contracts. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund earmarks liquid securities at its custodian in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event a Fund’s ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Related Options. To the extent consistent with applicable law, each Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, and inflation indices. The sale of a futures contract creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

A Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Other Investment Policies

Swap Agreements. To help enhance the value of their portfolio or manage their exposure to different types of investments, the Funds may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The

Funds intend to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Funds will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to such Fund by the Adviser or Sub-Adviser, as applicable. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Investments in swaps involve the exchange by a Fund with another party of their respective commitments. Use of swaps subjects a Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund’s other illiquid securities, to 15% of the Fund’s net assets.

The Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. If a Fund uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

When-Issued Securities and Forward Commitments. Each Fund may enter into forward commitments for the purchase or sale of interests in Senior Loans and other portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by a Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, a Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in a Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Repurchase Agreements. Floating Rate Opportunities Fund may enter into repurchase agreements without limitation. Long/Short Healthcare Fund may enter into repurchase agreements with respect to up to 33 1/3% of the value of such Fund’s total assets and Long/Short Equity Fund may enter into repurchase agreements with respect to up to 20% of the value of the Fund’s total assets. A repurchase agreement is a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date. When participating in repurchase agreements, a Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for a Fund to earn a return on available liquid assets at minimal market risk, although a Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, a Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of a Fund is unsettled and a Fund’s realization upon the collateral may be delayed or limited. The Adviser or Sub-Adviser, as applicable, will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Funds do business and will monitor their creditworthiness during the period of any repurchase agreement.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with respect to securities held by the Fund that could otherwise be sold by the Fund. In a reverse repurchase agreement a Fund sells a security held by the Fund and simultaneously obtains the commitment of the purchaser (typically, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. A Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. A Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that, if securities are sold by a Fund under a reverse repurchase agreement, the Fund designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such agreement. Reverse repurchase agreements are considered borrowings of money by the Funds and as such would be subject to the restrictions on issuing senior securities described below under “Investment Restrictions.”

Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the proceeds of the sale received from the counterparty. An additional risk is that the market value of securities sold by a Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

Emerging Markets. Floating Rate Opportunities Fund may invest without limitation in emerging market countries. Each of Long/Short Equity Fund and Long/Short Healthcare Fund may invest up to 50% of the value of their total assets in emerging market countries.

Investing in emerging market countries involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Money Market Instruments. Each Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Asset Coverage. To assure that a Fund’s use of futures and related options, as well as when issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these instruments or contracts.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each of Long/Short Equity Fund and Long/Short Healthcare Fund may purchase warrants and rights, provided that the Funds presently do not intend to invest more than 10% of their respective net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Floating Rate Opportunities Fund may purchase warrants and rights, provided that the Fund presently does not intend to invest more than 20% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Short-Term Trading. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of a Fund in order to take advantage of what the Adviser or Sub-Adviser, as applicable, believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.

Micro Cap Securities. Each Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. A Fund may invest in excess of the foregoing limitations in an exchange traded fund (“ETF”) that is not part of the same group of investment companies (e.g., an unaffiliated ETF) if the ETF has obtained exemptive relief from the SEC and both the ETF and the Fund adhere to the conditions in the exemptive relief.

The Funds may invest in investment companies that are advised by the Adviser or its affiliates, including ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Privately-Placed Securities. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Initial Public Offerings (“IPOs”). Each Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

Operating Deficits. The expenses of operating a Fund (including the fees payable to the Adviser or Sub-Adviser, as applicable) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.

Accuracy of Public Information. The Adviser or Sub-Adviser, as applicable, selects investments for each Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser or Sub-Adviser, as applicable, by the issuers or through sources other than the issuers. Although the Adviser or Sub-Adviser, as applicable, evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser or Sub-Adviser, as applicable, considers it appropriate and when such corroboration is reasonably available, the Adviser or Sub-Adviser, as applicable, is not in a position to confirm the completeness, genuineness or accuracy of such information and data.

Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Funds to loss. Also, such a suspension could render it impossible for the Adviser or Sub-Adviser, as applicable, to liquidate positions and thereby expose the Funds to potential losses. Finally, to the extent that advisory personnel of the Adviser or Sub-Adviser, as applicable, acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Funds may be prevented from buying or selling securities of that company.

Risks of Interest Only Mortgage-Backed Securities. “Interest only” mortgage-backed securities present a heightened risk of total loss of investment.

Risks of Inverse Floaters. As interest rates rise, inverse floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an inverse floater. As a result, inverse floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser or Sub-Adviser, as applicable, deems portfolio changes appropriate. Although the Funds generally do not intend to trade for short-term profits, the securities held by a Fund will be sold whenever the Adviser or Sub-Adviser, as applicable, believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that a Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains). Each Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

For the past two fiscal years the portfolio turnover rate for each of the Funds was as follows:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012
Floating Rate Opportunities Fund	71%	50%
Long/Short Equity Fund	706%	650%
Long/Short Healthcare Fund	1,035%	1,336%

INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Board of Trustees. Fundamental policies of a Fund may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectuses or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of a Fund or pertains to a Fund’s limitations on borrowing and investment in illiquid securities.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as previously defined in “Description of Non-Principal Investments and Risk Factors”). A Fund may not:

1. Purchase any security that would cause such Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that Long/Short Healthcare Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of healthcare companies (as defined in the Prospectus). For purposes of this restriction as applied to Floating Rate Opportunities Fund, senior loans and loan participations will be considered investments in the industry of the underlying borrower, rather than that of any agent that administers the senior loan or the seller of the loan participation;

2. In the case of Floating Rate Opportunities Fund and Long/Short Healthcare Fund, issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;*

3. In the case of Long/Short Equity Fund, issue senior securities (including borrowing money, including on margin if margin securities are owned, and through entering into reverse repurchase agreements) in excess of 33 1/3% of Long/Short Equity Fund’s total assets (including the amount of senior securities issued, but excluding any liabilities and indebtedness not constituting senior securities), except that Long/Short Equity Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies. Long/Short Equity Fund’s obligations under the foregoing

*	Under the 1940 Act, a Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time borrowing is made.

types of transactions and investment strategies are not treated as senior securities;

4. Underwrite securities of other issuers, except to the extent that such Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

5. Purchase or sell real estate, except that a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

6. Purchase or sell commodities or commodity contracts, but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

7. In the case of Long/Short Equity Fund and Long/Short Healthcare Fund, lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

8. In the case of Floating Rate Opportunities Fund, lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.

For purposes of fundamental investment restriction number 6 above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Non-Fundamental Investment Restrictions. Each Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval. A Fund may not:

1. In the case of Long/Short Healthcare Fund, enter into repurchase agreements if, as a result thereof, more than 33 1/3% of such Fund’s total assets would be invested in repurchase agreements and in the case of Long/Short Equity Fund, as an operating policy and notwithstanding fundamental investment restriction number 7, Long/Short Equity Fund may not acquire debt securities or enter into repurchase agreements if, as a result thereof, more than 20% of Long/Short

Equity Fund’s total assets would be invested in debt securities or repurchase agreements;

2. Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of such Fund’s net assets would be in investments that are illiquid;

3. Acquire securities of investment companies that are not part of the same group of investment companies (“other investment companies”), except as permitted by applicable law (currently under the 1940 Act, absent exemptive relief, a Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one other investment company, provided that any investment does not result in a Fund owning more than 3% of the voting stock of the acquired investment company at the time such shares are purchased);

4. Borrow on margin, notwithstanding, in the case of Floating Rate Opportunities Fund and Long/Short Healthcare Fund, fundamental investment restriction number 2, and in the case of Long/Short Equity Fund, fundamental investment restriction number 3, unless such activity is permitted by applicable law; and

5. Long/Short Healthcare Fund will not engage in any activities described under fundamental investment restriction number 2 pursuant to which the lenders would be able to foreclose on more than 33 1/3% of Long/Short Healthcare Fund’s total assets.

6. Each Fund that is invested in by another series of the Trust or by a series of Highland Funds II may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Other Information. The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to a Fund may require that the Fund pledge its assets as collateral. If a Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, a fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 1 above, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, each Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. Each Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

For purposes of non-fundamental investment restriction number 2 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

MANAGEMENT OF THE TRUST

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee (2)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008; Vice President from February 2008 to June 2012; and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	17	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006; Chairman of the Board since June 2012	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	17	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	17	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

INTERESTED TRUSTEE

Name and Date of Birth	Position(s) with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee (2)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership
John Honis(3) (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	Partner of Highland Capital Management, L.P.	17	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.

OFFICERS

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010.

Ethan Powell (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of Highland Fund Complex from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. since November 2011;Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager at HCMFA since August 2012; Assistant Treasurer of the Funds in the Highland Fund Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

[1]

Effective June 2013, the Board of Trustees adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Committee reports its findings to the Board.

[2]	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this SAI.
[3]	Mr. Honis is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with Highland Capital Management, L.P., an affiliate of the Adviser.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Funds receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each of the Trustees by the Highland Fund Complex for the fiscal year ended June 30, 2013.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Funds’ Expense	Estimated Annual Benefits Upon Retirement	Total Compensation From the Highland Fund Complex
Interested Trustees
John Honis[1]	$0	$0	$0	$0
Ethan Powell[1]	$0	$0	$0	$0
Independent Trustees
Timothy K. Hui	$94,707	$0	$0	$150,000
Scott F. Kavanaugh	$94,707	$0	$0	$150,000
James F. Leary[2]	$89,469	$0	$0	$140,625
Bryan A. Ward	$94,707	$0	$0	$150,000

[1]	Effective July 2013, Mr. Powell resigned as Trustee of the Funds and Mr. Honis was appointed as a Trustee of the Funds.
[2]	Effective as of June 7, 2013, in accordance with the Funds’ retirement policy, James F. Leary resigned as a Trustee of the Funds.

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, the Sub-Adviser, and the distributor, administrator, sub-administrator, custodian, and transfer agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of four Trustees, three of whom (including the Chairman) are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The remaining Trustee, Mr. Honis is an “interested person” of the Trust (an “Interested Trustee”) because of his position with Highland Capital Management, L.P., an affiliate of HCMFA. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, and each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Governance Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh and Ward. The Audit Committee met nine times during the fiscal year ended June 30, 2013. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

Governance Committee. The Governance Committee’s function is to oversee and make recommendations to the full Board with respect to the governance of the Funds, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is comprised of all of the Funds’ Independent Trustees. The Governance Committee was established in June 2012 to replace the Nominating Committee and did not meet during the fiscal year ended June 30, 2013. The Nominating Committee met three times during the fiscal year ended June 30, 2013. Mr. Kavanaugh acts as the Chairman of the Governance Committee.

Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust, the Adviser and the Sub-Adviser, as applicable, in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or Sub-Adviser or another client of the Adviser or Sub-Adviser, as applicable. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh and Ward. The Litigation Committee met nine times during the fiscal year ended June 30, 2013.

The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of Messrs. Hui, Kavanaugh and Ward. The QLCC did not meet during the fiscal year ended June 30, 2013. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Independent Trustee to serve as the Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Honis’ position with an affiliate of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser, the Sub-Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser, the Sub-Adviser and other service providers, including reports regarding the Funds’ investment portfolios, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in each Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities Owned in Floating Rate Opportunities Fund	Dollar Range of Equity Securities Owned in Long/Short Equity Fund	Dollar Range of Equity Securities Owned in Long/Short Healthcare Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in the Highland Fund Complex
Interested Trustee
John Honis[1]	$0	$0	$0	$1 - $10,000
Independent Trustees
Timothy K. Hui	$0	$0	$0	$1 - $10,000
Scott F. Kavanaugh	$0	$0	$0	$10,001 - $50,000
Bryan A. Ward	$0	$0	$0	$1 - $10,000

[1]	Effective July 2013, Mr. Honis was appointed as a Trustee of the Funds.

Trustee Positions

As of December 31, 2012, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter (as defined below under “Underwriter”) or any person controlling, controlled by or under common control with any such entities.

Other Interests

In the third quarter of 2012, certain trusts of which members of James Dondero’s family are beneficiaries (the “Family Trust”) purchased approximately one million dollars of shares issued by First Foundation, Inc., a bank holding company of which Mr. Kavanaugh is the Vice-Chairman, President, Chief Executive Officer and Chief Operating Officer. Following this purchase, the Family Trust holds approximately three and a half million dollars, or less than 4%, of First Foundation, Inc. shares.

Code of Ethics

The Funds, the Adviser and the Sub-Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including each Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Funds, the Adviser and the Sub-Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Funds and their service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, a Fund and its service providers may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. A Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies

The Board has delegated voting of proxies in respect of each Fund’s portfolio holdings to the Adviser, to vote each Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. The Adviser, in turn, has delegated proxy voting authority, with respect to Long/Short Healthcare Fund, to CBCM to vote the Fund’s proxies in accordance with CBCM’s Proxy Voting Policy, as applicable. Pursuant to the applicable Proxy Voting Policy, the Adviser or Sub-Adviser, as applicable, will vote proxies related to Fund securities in the best interests of each Fund and its shareholders. The Adviser’s and CBCM’s Proxy Voting Policies are attached as Appendix B and Appendix C, respectively.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (877) 665-1287 and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.

Policy on Disclosure of Portfolio Holdings

Each Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, Financial Advisors and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Funds, the Adviser, the Sub-Adviser or any other person for these disclosures. “Financial Advisors” means any financial advisor, broker-dealer or other financial intermediary from which shares of the Funds may be purchased and that has entered into an agreement with the Underwriter or Boston Financial Data Services, Inc., the Funds’ transfer agent (the “Transfer Agent”), with respect to the sale of shares of the Funds. A list of the entities that receive the Funds’ portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	60 days after quarter end
Lipper, Inc.	Quarterly	60 days after quarter end
Thomson Financial	Quarterly	60 days after quarter end
Bloomberg	Quarterly	60 days after quarter end

The largest five portfolio holdings are posted to the Highland Funds website on a monthly basis. In addition, certain service providers to the Funds, Adviser, Sub-Adviser, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds, transfer agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end. If a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of that Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.

Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Funds, the Adviser, the Sub-Adviser or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Adviser, the Sub-Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings of the Funds are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Each Fund’s top five holdings, including the top five long holdings and top five short holdings for the Long/Short Equity Fund and Long/Short Healthcare Fund, also are posted on the Funds’ website at www.highlandfunds.com no sooner than 15 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, each Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT ADVISORY SERVICES

Highland Capital Management Fund Advisors, L.P. serves as the Funds’ investment adviser pursuant to separate Investment Advisory Agreements with each Fund. HCMFA is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Under the Investment Advisory Agreement with Floating Rate Opportunities Fund, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 0.65% of the Fund’s Average Daily Managed Assets for the first $1 billion, 0.60% of the Fund’s Average Daily Managed Assets for the next $1 billion and 0.55% of the Fund’s Average Daily Managed Assets over $2 billion. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.95% of Floating Rate Opportunities Fund’s average daily net assets. This expense limitation will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the Investment Advisory Agreements with Long/Short Equity Fund and Long/Short Healthcare Fund, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 2.25% and 1.00%, respectively, of the Average Daily Managed Assets of the respective Fund. “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of that Fund, less all accrued liabilities of that Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). Under Long/Short Healthcare Fund’s Investment Advisory Agreement, HCMFA’s fee is reduced by any sub-advisory fee payable directly by the Fund. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% of Long/Short Healthcare Fund’s average daily net assets. This expense limitation will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees The Adviser has contractually agreed to waive 1.25% of the Long/Short Equity Fund’s management fee. This fee waiver will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Under each Investment Advisory Agreement, HCMFA, among other things: (i) continuously furnishes an investment program for each Fund; (ii) places orders for the purchase and sale of securities for the accounts of each Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of each Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, HCMFA also provides certain administration services to the Funds. See “Administrator/Sub-Administrator” below.

HCMFA carries out its duties under each Investment Advisory Agreement at its own expense. Each Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Funds and extraordinary expenses.

Each Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA shall not be subject to liability to a Fund for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Investment Advisory Agreement relates.

Conflicts of Interests. HCMFA and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Funds. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Funds and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

On December 15, 2011, Highland Capital Management, L.P. (“Highland”), HCMFA and Highland Funds I, on behalf of the Funds, entered into novation agreements pursuant to which Highland was replaced by its affiliate HCMFA as investment adviser to each Fund. Figures presented below for periods occurring prior to the Novation Agreement represent advisory fees paid to Highland by the Funds under the prior advisory agreements.

Highland also served as the adviser to the Predecessor Fund prior to the Reorganization. Pursuant to an investment advisory agreement between Highland and the Predecessor Fund, the Predecessor Fund paid Highland a monthly advisory fee, computed and accrued daily, based on an annual rate of 0.65% of the Average Daily Managed Assets of the Predecessor Fund for the first $1 billion, 0.60% of the Average Daily Managed Assets of the Predecessor Fund for the next $1 billion and 0.55% of the Average Daily Managed Assets of the

Predecessor Fund over $2 billion. The information shown in the table below represents the fees paid by the Predecessor Fund to Highland for the relevant periods indicated.

The table below sets forth the advisory fees paid by the Floating Rate Opportunities Fund (on or after June 13, 2011) or the Predecessor Fund (prior to June 13, 2011), as well as any fee waivers and/or expense reimbursements, for the past three fiscal years:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Gross Advisory Fee	$3,835,999	$5,074,409	$4,286,391
Fee Waiver[1]	$(42,248)	$0	$0
Net Advisory Fee	$3,793,751	$5,074,409	$4,286,391

[1]

Pursuant to a written agreement dated May 17, 2013, HCMFA contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of Floating Rate Opportunities Fund to 0.95% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

The table below sets forth the advisory fees paid by Long/Short Equity Fund, as well as any fee waiver, for the past three fiscal years:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Gross Advisory Fee	$19,918,284	$13,658,290	$8,653,009
Fee Waiver[1]	$(11,161,089)	$(7,587,939)	$(4,807,227)
Net Advisory Fee	$8,757,195	$6,070,351	$3,845,782

[1]

Effective October 17, 2013, HCMFA contractually agreed to waive 1.25% of the Fund’s management fee. This fee waiver will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Prior to October 17, 2013, HCMFA voluntarily waived 1.25% of the Fund’s management fee.

The table below sets forth the advisory fees paid by Long/Short Healthcare Fund, as well as any fee waiver, for the past three fiscal years:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Gross Advisory Fee	$400,006	$629,080	$236,728
Fee Waiver[1]	$0	$(190,829)	$(236,728)
Net Advisory Fee	$400,006	$438,251	$0

[1]

Pursuant to a voluntary fee waiver, HCMFA waived its entire advisory fee and 0.19% of its administration fee through October 31, 2011. As of November 1, 2011, the Adviser discontinued its voluntary undertaking to waive its advisory fee of 1.00% of the average daily managed assets payable by Long/Short Healthcare Fund. Additionally, the Adviser discontinued its voluntary undertaking to waive its administrative services fee waiver of 0.19% of the average daily managed assets of the Long/Short Healthcare Fund.

The Sub-Adviser

CBCM, located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, is a professional investment management firm, and is registered with the SEC as an investment adviser. CBCM serves as the sub-adviser to Long/Short Healthcare Fund under a written sub-advisory agreement. CBCM makes investment decisions for Long/Short Healthcare Fund and also ensures compliance with Long/Short Healthcare Fund’s investment policies and guidelines. CBCM selects the portfolio securities for investment by Long/Short Healthcare Fund, purchases and sells securities of Long/Short Healthcare Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Adviser. CBCM is an affiliate of the Adviser on the basis that it is under common control with the Adviser. CBCM is controlled by James Dondero and Mark Okada, by virtue of their respective indirect ownership of partnership interests, and its general partner, Cummings Bay Capital Management GP, LLC.

The sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each sub-advisory agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Fund’s outstanding voting securities, by the Adviser, or by the applicable Sub-Adviser. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

For its services, the Sub-Adviser receives a fee from the Trust on behalf of Long/Short Healthcare Fund (except to the extent that the Trust, the Sub-Adviser and the Adviser otherwise agree in writing from time to time). The compensation of any officer, director or employee of the Sub-Adviser who is rendering services to Long/Short Healthcare Fund is paid by the Sub-Adviser. As described in Long/Short Healthcare Fund’s Prospectuses, the Sub-Adviser receives base investment sub-advisory fees with respect to the Fund. The Sub-Adviser has voluntarily agreed to waive all of the sub-advisory fees of Long/Short Healthcare Fund. This waiver may be terminated at any time by the Sub-Adviser upon seven days’ written notice to the shareholders of Long/Short Healthcare Fund. The Sub-Adviser may not recoup any fees that previously had been waived.

INFORMATION REGARDING PORTFOLIO MANAGERS

The portfolio manager of Floating Rate Opportunities Fund is Mark Okada. The following tables provide information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.

As of June 30, 2013, Mark Okada managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	1	16.0	1	4.4

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Other Accounts:	0	0	0	0

The portfolio manager of Long/Short Equity Fund is Jonathan Lamensdorf. The following table provides information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.

As of June 30, 2013, Jonathan Lamensdorf managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The portfolio manager of Long/Short Healthcare Fund is Michael D. Gregory. The following table provides information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.

As of June 30, 2013, Michael D. Gregory managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	1	6.97	1	3.7
Other Accounts:	0	0	0	0

Compensation Structure – HCMFA and CBCM

Each of HCMFA and CBCM’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by HCMFA or CBCM, as applicable, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA or CBCM, as applicable, which may include the amount of assets supervised and other management roles within HCMFA or CBCM, as applicable. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA or CBCM, as applicable, pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan — The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of HCMFA or CBCM, as applicable, in order to promote the success of HCMFA or CBCM, as applicable.

Long-Term Incentive Plan — The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of HCMFA or CBCM, as applicable.

Because each person’s compensation is based on his or her individual performance, neither HCMFA nor CBCM has a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA or CBCM, as applicable.

Conflicts of Interest – HCMFA and CBCM

Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. A Fund’s portfolio manager may serve as a dual employee of HCMFA and another adviser affiliated with HCMFA, and may manage other accounts advised by such affiliate. In such cases, the portfolio manager will endeavor to allocate investment opportunities in a fair and equitable manner, subject to oversight by HCMFA pursuant to procedures and policies adopted by HCMFA and its advisory affiliates that are designed to manage the potential conflicts of interest between the portfolio manager’s fiduciary obligations to the Funds and his or her similar fiduciary obligations to other clients. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight. See “Investment Advisory Services – Conflicts of Interests” above for additional information regarding potential conflicts of interest.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager. This information is provided as of June 30, 2013.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Mark Okada	Floating Rate Opportunities Fund	$100,001 - $500,000
Jonathan Lamensdorf	Long/Short Equity Fund	$100,001 - $500,000
Michael D. Gregory	Long/Short Healthcare Fund	$50,001 - $100,000

ADMINISTRATOR/SUB-ADMINISTRATOR

HCMFA provides administration services to the Funds for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. In such capacity, HCMFA generally assists each Fund in all aspects of its administration and operations. Under a separate sub-administration agreement, HCFMA has delegated certain administrative functions as of January 14, 2013 to State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 (“State Street”), and pays State Street a portion of the fee it receives from the Fund. Under the sub-administration agreement, State Street has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Funds.

Prior to January 14, 2013, Highland served as administrator to the Funds and BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) served as sub-administrator to the Funds, in each case under contracts providing for substantially identical services at the same fee as currently charged under the current arrangements.

The table below sets forth the administration fees paid by the Funds, as well as any fee waiver or reimbursement, for the past three fiscal years:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Floating Rate Opportunities Fund[1]
Gross Administration Fee	$1,180,308	$1,651,357	$1,318,889
Fee Waiver/Reimbursement	$(1,194,182)	$0	$0
Net Administration Fee	$(13,874)	$1,561,357	$1,318,889
Long/Short Equity Fund
Gross Administration Fee	$1,770,514	$1,214,070	$769,156
Fee Waiver/Reimbursement[2]	$0	$0	$0
Net Administration Fee	$1,770,514	$1,214,070	$769,156

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Long/Short Healthcare Fund
Gross Administration Fee	$80,001	$125,816	$47,346
Fee Waiver[3]	$0	$(36,257)	$(44,977)
Net Administration Fee	$80,001	$89,559	$2,369

[1]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.
[2]

Pursuant to a voluntary fee waiver, Highland waived all of its advisory fee and 0.19% of its administration fee with respect to Long/Short Healthcare Fund through October 31, 2011. As of November 1, 2011, the Adviser discontinued its voluntary undertaking to waive its advisory fee of 1.00% of the average daily managed Assets payable by Long/Short Healthcare Fund. Additionally, the Adviser discontinued its voluntary undertaking to waive its administrative services fee waiver of 0.19% of the average daily managed assets of the Long/Short Healthcare Fund.

For the period January 14, 2013 through June 30, 2013, HCMFA or Highland, as applicable, paid $41,474 to State Street for its services as sub-administrator. For the period July 1, 2012 through January 14, 2013 and for the fiscal year ended June 30, 2012 and 2011, HCMFA or Highland, as applicable, paid $133,453, $167,651, $121,170, respectively, to BNY for its services as sub-administrator.

ACCOUNTING SERVICES AGENT

BNY provided accounting services to each Fund pursuant to an accounting services agreement with the Trust dated as of December 4, 2006, as amended from time to time. BNY receives a monthly accounting services fee from each Fund, computed and accrued daily, at an annual rate of 0.065% of the total assets of each Fund for the first $200 million, 0.045% of the total assets of each Fund for the next $200 million and 0.025% of the total assets of each Fund over $400 million, subject to annual monthly minimum fee of $6,666 per Fund, exclusive of out of pocket expenses.

The table below sets forth the accounting services fees paid by the Funds, as well as any fee waiver, for the period July 1, 2012 through January 14, 2013 and the fiscal years ended June 30, 2012 and 2011, respectively:

	Period July 1, 2012 through January 14, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Floating Rate Opportunities Fund[1]
Gross Accounting Fee	$125,931	$275,990	$179,158
Fee Waiver	$0	$0	$0
Net Accounting Fee	$125,931	$275,990	$179,158
Long/Short Equity Fund
Gross Accounting Fee	$187,465	$264,230	$240,959
Fee Waiver[2]	$0	$0	$0
Net Accounting Fee	$187,465	$264,230	$240,959

	Period July 1, 2012 through January 14, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Long/Short Healthcare Fund
Gross Accounting Fee	$40,596	$80,000	$80,000
Fee Waiver[2]	$0	$0	$0
Net Accounting Fee	$40,956	$80,000	$80,000

[1]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.
[2]	Pursuant to a contract, BNY agreed to waive certain accounting services fees for each Fund, generally on a decreasing basis during the initial 5 months of service for a particular Fund.

UNDERWRITER

Shares of each Fund are offered for sale on a continuous basis through the Funds’ principal underwriter, Foreside Funds Distributors LLC., 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312 (the “Underwriter”). The Underwriter will use all reasonable efforts in connection with distribution of shares of the Funds.

The Funds have agreed to pay all expenses in connection with registration of their shares with the SEC, auditing and filing fees in connection with registration of their shares under the various state blue sky laws, the cost of preparation of the Prospectuses and other expenses.

The Underwriter was paid the following aggregate commissions on sales of Class A Shares, Class B Shares and Class C Shares of the Funds during the past three fiscal years:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Floating Rate Opportunities Fund[1]
Class A Shares	$14,944	$3,519	$2,012
Class B Shares	$0	$0	$0
Class C Shares	$0	$0	$0
Long/Short Equity Fund
Class A Shares	$17,024	$3,879	$74,353
Class C Shares	$0	$0	$0
Long/Short Healthcare Fund
Class A Shares	$1,670	$4,220	$18,706
Class C Shares	$0	$0	$0

[1]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

The Underwriter retained the following commissions on sales of Class A Shares, Class B Shares and Class C Shares of the Funds during the past three fiscal years:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Floating Rate Opportunities Fund[1]
Class A Shares	$2,393	$667	$1,868
Class B Shares	$0	$0	$0

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Class C Shares	$0	$0	$0
Long/Short Equity Fund
Class A Shares	$9,150	$32,156	$75,501
Class C Shares	$0	$0	$0
Long/Short Healthcare Fund
Class A Shares	$572	$33,841	$18,161
Class C Shares	$0	$0	$0

[1]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

HCMFA performs certain services and incurs certain expenses with respect to the promotion and distribution of Fund shares. The Underwriter pays HCMFA for promotion and distribution expenses incurred by it in respect of the Funds (“service payments”). Such service payments are made out of commissions retained by the Underwriter after it has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by the Underwriter to financial intermediaries in connection with sales of the Fund) (“underwriter concessions”), provided that in no event shall the Underwriter be required to use in excess of 50% of the underwriter concessions retained by the Underwriter to make such service payments. During some periods, underwriter concessions received by the Underwriter may be insufficient to pay HCMFA fully for its promotional and distribution expenses. In such cases, the Underwriter agrees to pay such service payments to the extent of the available underwriter concessions and pay the balance of such service payments as the Underwriter receives underwriter concessions in future periods. In addition, effective May 2, 2013 for Class A shares of Floating Rate Opportunities Fund, the Underwriter will pay Financial Advisers the following increased cumulative commissions for purchases of $500,000 or more of Class A shares: 1.00% for amounts less than $5 million, 0.40% for amounts greater than or equal to $5 million but less than $25 million and 0.25% for amounts greater than or equal to $25 million. The terms and conditions with respect to CDSCs and brokerage commissions for Class A shares for the Floating Rate Opportunities Fund purchased prior to May 2, 2013 are unchanged.

The following table shows the amount of service payments paid by the Underwriter to HCMFA in the periods indicated:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Floating Rate Opportunities Fund[1]	$2,393	$667	$0
Long/Short Equity Fund	$9,150	$32,156	$56,565
Long/Short Healthcare Fund	$572	$33,841	$0

[1]	Includes data for the Predecessor Fund and amounts paid to Highland for periods prior to June 13, 2011.

DISTRIBUTION AND SERVICE FEE PLAN

The Distribution and Service Fee Plan (the “Plan”) requires the payment of a monthly service fee to the Underwriter at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of Long/Short Equity Fund and Long/Short Healthcare Fund. For Floating Rate Opportunities Fund, the Plan requires the payment of a monthly service fee to the Underwriter at the annual rate of 0.35% of the average daily net assets attributable to Class A shares, 0.70% of the average daily net assets attributable to Class B shares and 0.85% of average daily net assets attributable to Class C shares. For Long/Short Equity Fund and Long/Short Healthcare Fund, the Plan also requires the payment of a monthly distribution fee to the Underwriter on an annual basis, not to exceed 0.10% of the average daily net assets attributable to Class A Shares and 0.75% of the average daily net assets attributable to Class C Shares. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. The Trustees of the Funds have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. For instance, asset growth resulting from the Plan can be expected to benefit each Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.

The Underwriter may pay certain Financial Advisors whose clients own shares of a Fund monthly distribution fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under a Plan for distribution fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Shareowner Guide – How to Invest in the Highland Funds — Distribution and Service Fees” in the Funds’ Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will not agree to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding 0.10% and 0.75% of the average daily net assets attributable to the Funds’ Class A and Class C shares, respectively, and 0.40% of the average daily net assets attributable to Floating Rate Opportunities Fund Class B Shares. Any shareholder purchasing shares of a fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.

The following table sets forth the distribution fees and service fees paid by the Funds to the Underwriter for the fiscal year ended June 30, 2013:

Fiscal Year Ended June 30, 2013 Distribution and Service Fees
Floating Rate Opportunities Fund
Class A	$686,633
Class B	$11,546
Class C	$2,665,875
Long/Short Equity Fund
Class A	$812,537
Class C	$525,227

Fiscal Year Ended June 30, 2013 Distribution and Service Fees
Long/Short Healthcare Fund
Class A	$68,632
Class C	$69,977

During the fiscal year ended June 30, 2013, the Underwriter incurred the following expenses on behalf of the Funds in connection with distributions under the Plan:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or other Financing Charges
Floating Rate Opportunities Fund
Class A	$25,331	$10,394	$34,316	$499,065	$51,370	$0
Class B	$17,268	$6,560	$387	$6,897	$23,099	$0
Class C	$25,032	$7,928	$55,062	$2,299,565	$51,870	$0
Long/Short Equity Fund
Class A	$59,676	$30,821	$42,450	$650,479	$60,279	$0
Class C	$29,750	$17,155	$9,367	$388,763	$27,405	$0
Long/Short Healthcare Fund
Class A	$4,465	$1,633	$4,098	$66,091	$3,554	$0
Class C	$8,346	$4,038	$1,377	$38,275	$9,972	$0

TRANSFER AGENT AND DIVIDEND PAYING AGENT

Boston Financial Data Services Inc. (“BFDS”), located at 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534, serves as the transfer agent and dividend paying agent of the Funds’ investments. As transfer agent, BFDS is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of a Fund. For its services, BFDS receives monthly fees charged to a Fund, plus certain charges for securities transactions.

CUSTODIAN

State Street Bank and Trust Company (“State Street”), located at 200 Clarendon Street, 16th Floor Boston, MA 02116, is the custodian for the Funds. State Street is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, TX 75201. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Broker-Dealers; Order Placement

Subject to the overall review of the Funds’ Board of Trustees, the Adviser or Sub-Adviser, as applicable, is responsible for decisions to buy and sell securities and other portfolio holdings of the Funds, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser or Sub-Adviser, as applicable, and its affiliates manage other accounts, including private funds and individual accounts that invest in Fund investments. Although investment decisions for the Funds are made independently from those of such other accounts, investments of the type the Funds may make also may be made on behalf of such other accounts. When a Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser or Sub-Adviser, as applicable, to be equitable over time. The Adviser or Sub-Adviser, as applicable, may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or Sub-Adviser, as applicable, or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser or Sub-Adviser, as applicable, believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Funds. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser or Sub-Adviser, as applicable, in a manner designed to be equitable and consistent with the Adviser’s or Sub-Adviser’s, as applicable, fiduciary duty to the Funds and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

The Adviser or Sub-Adviser, as applicable, seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser or Sub-Adviser, as applicable, routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser or Sub-Adviser, as applicable, does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or Sub-Adviser, as applicable, or the Funds. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

For the past three fiscal years, the Funds paid the following brokerage commissions:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Floating Rate Opportunities Fund[1]	$9,420	$58	$16,260
Long/Short Equity Fund	$6,992,720	$4,983,357	$4,409,769
Long/Short Healthcare Fund	$1,371,025	$2,167,550	$1,480,115

[1]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

The increase in brokerage commissions paid by Long/Short Healthcare Fund for the fiscal year ended June 30, 2012 is due to the growth of the Fund. The increase in brokerage commissions paid by the Long/Short Equity Fund for the fiscal year ended June 30, 2013 is due to the increase in fund assets during the period.

Certain Affiliations

The Funds, HCMFA and CBCM are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of HCMFA and CBCM. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers. The Funds may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to the1940 Act and the rules promulgated thereunder. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

The Funds did not pay any brokerage commissions on transactions with NexBank for the fiscal year ended June 30, 2013, 2012 or 2011.

In addition to the affiliation with NexBank, the Funds, HCMFA and CBCM are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HCMFA and CBCM. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by HCMFA and, as applicable, sub-advised by CBCM (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which a Fund may be a lender; Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

The Funds’ Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between HCMFA and the Fund.

DESCRIPTION OF THE FUNDS’ SHARES

Each Fund is a series of the Trust, a Delaware statutory trust formed on February 28, 2006. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board of Trustees is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. Each Fund currently offers Class A, Class C and Class Z Shares. Floating Rate Opportunities Fund previously offered Class B Shares. Class B Shares of Floating Rate Opportunities Fund are no longer offered for sale. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. At the option of the shareholder, shares will be redeemed at net asset value (“NAV”), subject, however, in limited circumstances to a redemption fee or a CDSC, all as described in the applicable Prospectus.

The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor who is a shareholder of record, the Funds do not issue certificates evidencing their shares.

Description of the Trust

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.

Trust Matters

The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.

Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

Shareholder Approval

Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Funds or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.

Information for Shareholders

All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Underwriter, Foreside Fund Distributors, LLC, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312. For assistance, call (877) 665-1287 or visit the Funds’ website at www.highlandfunds.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of October 1, 2013, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund.

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. As of October 1, 2013, the only persons known by the Funds to own of record, or beneficially 25% or more of the outstanding shares of the Funds were as follows:

Name and Address of Record Owner	Percent of Shares Held (%)
LONG/SHORT EQUITY FUND
NFS LLC FEBO FMT CO CUST IRA FBO ANDREE HEST 1240 4TH AVE SAN FRANCISCO CA 94122-2602	41.42
LONG/SHORT HEALTHCARE FUND
JEFFRIES LLC 101 HUDSON ST FL 11 JERSEY CITY NJ 07302-3915	27.31

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. As of October 1, 2013, the only persons known by a Fund to own of record or beneficially 5% or more of its outstanding shares were as follows (certain of the investors below are believed to hold the indicated shares as nominee):

Name and Address	Outstanding Shares Held	Percentage of Class (%)
FLOATING RATE OPPORTUNITIES FUND CLASS A
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	2,906,057.34	5.28

FLOATING RATE OPPORTUNITIES FUND CLASS A
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	9,630,096.03	17.50

FLOATING RATE OPPORTUNITIES FUND CLASS B
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5,237.55	31.60

FLOATING RATE OPPORTUNITIES FUND CLASS B
MSSB FBO LILLIAN BURT 1045 RACEBOOK RD WOODBRIDGE CT 06525-2527	4,242.65	25.60

Name and Address	Outstanding Shares Held	Percentage of Class (%)
FLOATING RATE OPPORTUNITIES FUND CLASS B
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	1,464.27	8.84

FLOATING RATE OPPORTUNITIES FUND CLASS B
MSSB FBO LILLIAN BURT 1045 RACEBOOK RD WOODBRIDGE CT 06525-2527	4,242.65	25.60

FLOATING RATE OPPORTUNITIES FUND CLASS B
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	1,023.63	6.18

FLOATING RATE OPPORTUNITIES FUND CLASS B
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	1,056.73	6.38

FLOATING RATE OPPORTUNITIES FUND CLASS C
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9,156,440.71	20.04

FLOATING RATE OPPORTUNITIES FUND CLASS C
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	4,710,978.40	10.31

FLOATING RATE OPPORTUNITIES FUND CLASS Z
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	4,995,507.27	12.93

Name and Address	Outstanding Shares Held	Percentage of Class (%)
FLOATING RATE OPPORTUNITIES FUND CLASS Z
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	13,376,685.65	34.63

FLOATING RATE OPPORTUNITIES FUND CLASS Z
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5,131,217.17	13.29

FLOATING RATE OPPORTUNITIES FUND CLASS Z
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5,131,217.17	13.29

LONG/SHORT EQUITY FUND CLASS A
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	1,425,960.14	11.18

LONG/SHORT EQUITY FUND CLASS C
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	464,034.01	11.78

LONG /SHORT EQUITY FUND CLASS C
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	1,241,826.42	31.52

LONG/SHORT EQUITY FUND CLASS Z
NFS LLC FEBO FIDUCIARY TRUST COMPANY P.O. BOX 55806 BOSTON MA 02205-5806	7,144,986.25	11.95

LONG/SHORT EQUITY FUND CLASS Z
NFS LLC FEBO US BANK NATIONAL ASSOCIATION OMNIBUS – CASH/CASH 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	17,522,139.47	29.32

Name and Address	Outstanding Shares Held	Percentage of Class (%)
LONG/SHORT EQUITY FUND CLASS Z
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	15,948,257.75	26.68

LONG/SHORT EQUITY FUND CLASS Z
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	5,467,845.03	9.15

LONG/SHORT EQUITY FUND CLASS Z
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	7,851,129.34	13.14

LONG/SHORT HEALTHCARE FUND CLASS A
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	79,931.10	8.22

LONG/SHORT HEALTHCARE FUND CLASS A
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	104,759.90	10.77

LONG/SHORT HEALTHCARE FUND CLASS C
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	32.349.79	6.82

LONG/SHORT HEALTHCARE FUND CLASS C
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	30,897.43	6.51

Name and Address	Outstanding Shares Held	Percentage of Class (%)
LONG/SHORT HEALTHCARE FUND CLASS Z
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	453,888.19	31.00

LONG/SHORT HEALTHCARE FUND CLASS Z
JEFFRIES LLC 101 HUDSON ST FL 11 JERSEY CITY NJ 07302-3915	644,301.63	44.01

LONG/SHORT HEALTHCARE FUND CLASS Z
JEFFRIES LLC 101 HUDSON ST FL 11 JERSEY CITY NJ 07302-3915	105,912.06	7.23

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

The following information supplements the discussion of methods for reducing or eliminating sales charges in the Class A and Class C Shares Prospectus.

Right of Accumulation (Class A Shares Only)

Reduced sales charges on Class A Shares of the Funds can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

1. the current purchase; and

2. the value at the public offering price at the close of business on the previous day of a Fund’s and any Participating Fund’s Class A Shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.

The Underwriter and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent (Class A Shares Only)

Any person may qualify for reduced sales charges on purchases of Class A Shares of the Funds made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Underwriter the excess commission previously paid to the Financial Advisor during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Underwriter to the shareholder’s Financial Advisor of record.

Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege (Class A and C Shares Only)

A shareholder who has redeemed Class A or Class C Shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A Shares or Class C Shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Underwriter will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.

Privileges of Financial Advisors

Class A Shares of the Funds may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

Privileges of Certain Shareholders

Any shareholder eligible to buy Class Z Shares of any Participating Fund may acquire, through purchase or exchange, Class A Shares of another Participating Fund at NAV in those cases where Class Z Shares are not available. Qualifying shareholders will not be subject to the initial sales charge or CSDC on Class A Shares, although they will be subject to the annual Rule 12b-1 distribution and service fees on Class A Shares.

Sponsored Arrangements

Class A Shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of any Financial Advisor that has entered into an agreement with the Underwriter or the Funds pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of any Financial Advisor that has entered into an agreement with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.

Taxation of the Funds

Each Fund has elected or intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower net capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Any investment company taxable income retained by a Fund will be subject to Fund-level tax at regular corporate rates. If a Fund retains any net capital gain, it also will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by that Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Each Fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of that Fund as a distribution of investment company taxable income and net capital gain on that Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for that Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. Each Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Distributions are taxable to shareholders even if they are paid from gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. The Floating Rate Opportunities Fund does not expect a significant portion of Fund distributions to be eligible for treatment as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by that Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of that Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Floating Rate Opportunities Fund does not expect a significant portion of Fund distributions to be eligible for this corporate dividends-received deduction.

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by that Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Return of Capital Distributions

If a Fund makes a distribution with respect to any taxable year to a shareholder in excess of that Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the net asset value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether that Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

A substantial portion of the Floating Rate Opportunities Fund’s investments in loans and other debt obligations will be treated as having market discount and/or OID, which, in some cases, could be significant.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest that Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain distribution or ordinary dividend, respectively, than they would in the absence of such transactions.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for a Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholder of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent years.

Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject that Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease a Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any)

for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. Even if eligible in a particular taxable year, a Fund may determine not to make this election, in which case shareholders will not be entitled to claim a credit or deduction for foreign taxes directly or indirectly paid by the Fund in such year. Shareholders of the Long/Short Equity Fund and the Long/Short Healthcare Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from a Fund.

A Fund’s derivatives transactions, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because these and other tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

In addition, certain of a Fund’s derivatives transactions and investments foreign currency-denominated debt instruments as well as any of a Fund’s transactions in foreign currencies or its hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of that Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

To the extent a Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of a Fund’s gains that are taxable to shareholders as ordinary income.

Backup Withholding

A Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Distributions properly reported as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

However, effective for taxable years of a Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund in a written notice to shareholders (“short-term capital gain dividends”). A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the

United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions referred to above, and thus do not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the

Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends ), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in a Fund.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

Beginning with the fiscal year ended in 2010, the Predecessor Fund’s, Long/Short Equity Fund’s and Long/Short Healthcare Fund’s fiscal year ends were changed from August 31 to June 30. The audited financial statements and notes thereto in the Predecessor Fund’s Annual Report to Shareholders for the fiscal period ended June 30, 2010, as filed with the SEC on September 7, 2010 (file # 811-09709), and the unaudited financial statements and notes thereto in the Predecessor Fund’s Semiannual Report to Shareholders for the six month period ended December 31, 2010, as filed with the SEC on March 9, 2011 (File # 811-09709), are incorporated into this SAI by reference.

The audited financial statements and notes thereto in Long/Short Equity Fund’s and Long/Short Healthcare Fund’s Annual Reports to Shareholders for the fiscal period ended June 30, 2013 are incorporated into this SAI by reference. The 2013 financial statements included in the Predecessor Fund’s, Long/Short Equity Fund’s and Long/Short Healthcare Fund’s Annual Report, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information, appears in the Funds’ 2013 Annual Report. The Funds’ 2013 Annual Report is incorporated by reference into the Funds’ SAI. To request a Fund’s 2013 Annual Report, please call 1-877- 665-1287.

APPENDIX A

RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Long-term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

Long-term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation, (ii) nature of and provisions of the obligation, and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

A-3

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless S&P believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. Both a longer stated grace period and the absence of a stated grace period are irrelevant. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (S&P’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

APPENDIX B

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

PROXY VOTING POLICY

1.	Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to HCMFA’s Compliance Department at least quarterly.

2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3.	Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

APPENDIX C – CUMMINGS BAY CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY

1.	Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1 Monitoring. The Company has designated Broadridge (indirectly through an affiliated investment adviser) as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to Cummings Bay’s Compliance Department at least quarterly.

2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3.	Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

Effective as of May 6, 2010

Statement of Additional Information Dated October 31, 2013

INVESTMENT PORTFOLIO OF HIGHLAND FUNDS I

HIGHLAND/iBOXX SENIOR LOAN ETF

Ticker: SNLN

This Statement of Additional Information (“SAI”) is not a prospectus. It relates to the prospectus of the Highland/iBoxx Senior Loan ETF (the “Fund”), dated October 31, 2013, and any supplements thereto (the “Prospectus”), and should be read in conjunction therewith. The Fund’s financial statements for the fiscal year ended June 30, 2013 and the Auditor’s Report thereon are incorporated by reference into this SAI. No other parts of the Fund’s Annual Report are incorporated by reference. Copies of the Fund’s Prospectus and the annual report to shareholders of the Fund are available free of charge by calling the Fund at (855) 799-4757, visiting the Fund’s website (http://www.highlandfunds.com) or writing to Highland/iBoxx Senior Loan ETF, 200 Crescent Court, Suite 700, Dallas, TX 75201. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus. The principal U.S. national stock exchange on which the Fund is listed is NYSE Arca, Inc. (the “Exchange”).

APPENDIX B — HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P. PROXY VOTING POLICY	B-1

THE FUND

Highland/iBoxx Senior Loan ETF (the “Fund”) is a non-diversified series of Highland Funds I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 28, 2006. The Fund commenced investment operations on November 6, 2012. This SAI relates only to the Fund.

The Fund is an exchange-traded fund (“ETF”) and its shares are listed on the Exchange. The shares trade on the Exchange at market prices that may differ to some degree from the shares’ net asset values (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units are issued and redeemed in-kind for securities included in the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”) and/or for cash at the discretion of the Fund. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Retail investors, therefore, generally will not be able to purchase the shares directly. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker.

The name of the Trust was changed from “Highland Funds I” to “Pyxis Funds I” effective January 9, 2012. The name of the Trust was changed from “Pyxis Funds I” to “Highland Funds I” effective February 8, 2013.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may remove the Fund from listing under certain circumstances.

As in the case of all equities traded on the Exchange, brokers’ commissions on transactions in the Fund will be based on negotiated commission rates at customary levels for retail customers.

In order to provide current share pricing information, the Exchange, market data vendors or other information providers disseminate an updated Indicative Optimized Portfolio Value (“IOPV”) for the Fund. The Trust is not involved in, or responsible for, any aspect of the calculation or dissemination of the IOPV and makes no warranty as to the accuracy of the IOPV. The IOPV is expected to be disseminated every 15 seconds during regular trading hours of the Exchange. The Fund’s IOPV disseminated during the Exchange’s trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS

The following information supplements the discussion of the investment policies and strategies of the Fund described in the Prospectus. In pursuing its objective, the Fund will invest as described in the Prospectus and as described below with respect to the following non-principal investment policies and strategies.

The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), an organization that is independent of the Fund. The Underlying Index is calculated at the end of each business day and re-balanced at the end of each month. The Index Provider annually reviews the parameters used in the selection of component securities of the Underlying Index (“Component Securities”), including the target number of loans and the eligibility criteria, to ensure that the Underlying Index continues to reflect the underlying loans market. The review consists of a qualitative and quantitative assessment of any developments in the loans market in terms of market size, depth and overall liquidity conditions of the market.

The Fund may change its benchmark or the Underlying Index at any time, including if, for example, the Underlying Index becomes unavailable; the Board of Trustees believes that the Underlying Index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or if the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current benchmark or the Underlying Index. The Fund may specify a benchmark index that is “leveraged” or proprietary. There can be no assurance that a Fund will achieve its objective.

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The Fund engages in representative sampling, which is investing in a sample of securities selected by Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) (formerly, Pyxis Capital L.P.) to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. Because the Fund uses representative sampling, it generally does not hold all of the securities that are in the Underlying Index.

The Fund generally invests at least 80% of its assets in Component Securities. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures contracts, options on futures contracts, options and swaps, as well as cash and cash equivalents.

In addition, the Adviser may also invest some of the Fund’s assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. The Fund may purchase securities on a when-issued or forward commitment basis. The Fund may also invest its assets in high yield bonds (also known as “junk bonds”) which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser, cash balances of the Fund may be placed in a money market fund or investments may be made in shares of other investment companies, including other ETFs, subject to the applicable limits under the Investment Company Act of 1940, as amended (the “1940 Act”).

Limited Role in Affairs of Portfolio Companies. Although the Adviser does not take an active role in the affairs of the companies in which the Fund has positions other than voting proxies with respect to the Fund’s portfolio holdings, it will be the policy of the Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser reserves the option for any of its partners to accept a role on the board of directors of any company, regardless of whether the Fund holds any of the company’s securities.

Financial Futures. The Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. On February 9, 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted amendments to its rules that, once effective, may affect the ability of a Fund to continue to claim this exclusion. If the Fund seeks to claim the exclusion after the effectiveness of the amended rules, the Fund would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. If the Fund were no longer able to claim the exclusion, the Fund and the Adviser would be subject to regulation under the Commodity Exchange Act.

Fixed-Income and Other Debt Securities

Fixed-income and other debt instrument securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the fixed-income obligations held by the Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, the market value of the fixed-income obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. In addition, in periods of declining interest rates, the Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. Also, when

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interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by NRSROs are relative and subjective and are not absolute standards of quality. The Index Provider will assign each loan it considers for inclusion in the Underlying Index a composite index rating based on the ratings from Moody’s and Standard & Poor’s. If more than one agency publishes a rating for a loan, the average of the ratings determines the composite rating. These ratings comprise part of its criteria for selection of Component Securities. The Index Provider will consider other factors as well, such as the loan’s type, size, liquidity, spread and time to maturity.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See “When-Issued Securities and Forward Commitments” below.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Medium-, Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by a NRSRO, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium- or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities, and unrated securities of comparable quality, generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

In addition, the market for securities in lower-rated categories is more volatile than that for higher-rated securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline relatively proportionately more than a

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portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of these securities by the Fund, but the Index Provider will consider this event in its determination of whether the securities will be removed from the Underlying Index.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

Investments in high-yield debt obligations or other debt obligations that are at risk of, or are in, default present special tax issues for the Fund investing in or holding such securities. See “Income Tax Considerations” below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Securities and Exchange Commission’s (“SEC”) restrictions that limit investments in illiquid securities to no more than 15% of the value of the Fund’s net assets.

U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent the Fund invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable

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letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Mortgage-Related Securities. There are several risks associated with mortgage-related securities. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in the Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Zero Coupon Securities. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Income Tax Considerations” below), in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Custodial Receipts. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation certificates (“FICO STRIPS”). CATS, TIGRs and FICO STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or

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principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Payment-in-Kind Securities. The value of payment-in-kind securities (“PIKs”) held by the Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by the Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand at a time when the Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with the Fund’s restrictions on illiquid securities.

Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

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— Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Index Provider will monitor the liquidity of Rule 144A securities in the Underlying Index and will re-balance each month as necessary based on the security’s liquidity and other eligibility criteria.

The Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund’s limit on illiquid securities. The Index Provider will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as sources quote, frequency of quotes, number of sources with size, bid-offer spreads, average quote size and movers count. If institutional trading in restricted securities or Rule 144A securities were to decline, the Fund’s illiquidity could increase and the Fund could be adversely affected.

— Section 4(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities. The Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

Borrowing and Lending

Borrowing. The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires the Fund maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. No Fund will make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is the Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Derivatives

The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s

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price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit the Fund’s ability to invest in certain derivatives. See “Income Tax Considerations” below.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Fund may write (sell) covered call and put options (“covered options”) on stocks, securities, indices and foreign currencies in an attempt to track the performance of the Underlying Index. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When the Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.

The Fund may purchase call and put options on any securities in which it may invest. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

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The Fund’s activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Options on Securities Indices. The Fund may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When a Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.

Futures Contracts and Related Options. To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, and inflation indices. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

The Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

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Other Investment Policies

Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to such Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Investments in swaps involve the exchange by the Fund with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund’s other illiquid securities, to 15% of the Fund’s net assets.

The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

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Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. If the Fund uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

When-Issued Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of interests in Senior Loans and other portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by the Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, the Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Money Market Instruments. The Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii)

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high-quality commercial paper issued by U.S. foreign corporations; and (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings.

Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Asset Coverage. To assure that the Fund’s use of futures and related options, as well as when issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these instruments or contracts.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund presently does not intend to invest more than 20% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Equity Securities. Because it may purchase common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Privately-Placed Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Operating Deficits. The expenses of operating the Fund (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.

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Accuracy of Public Information. To the extent that the Fund invests any of its assets in securities not included in the Underlying Index, the Adviser selects investments for the Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.

Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Fund to loss. Also, such a suspension could render it impossible for the Fund to liquidate positions thereby exposing it to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Fund may be prevented from buying or selling securities of that company.

Risks of Inverse Floaters. As interest rates rise, inverse floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an inverse floater. As a result, inverse floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.

Tracking and Correlation. While the Fund does not expect that its daily returns will deviate significantly from its daily investment objective, several factors may affect its ability to achieve this correlation. Among these factors are: (1) the Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the Fund; (2) less than all of the securities in the benchmark index being held by the Fund and securities not included in the benchmark index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) the Fund’s share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of the Fund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; and (11) early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions. While a close correlation of the Fund to its benchmark may be achieved on any single trading day for certain Fund, over time the cumulative percentage increase or decrease in the NAV of the shares of the Fund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE UNDERLYING INDEX

The Markit iBoxx USD Liquid Leveraged Loan Index measures the performance of senior secured bank loans from the largest, most liquid issuers. The Underlying Index is a rules-based index consisting of approximately 100 liquid, U.S. dollar-denominated senior secured bank loans that seeks to maximize liquidity while maintaining representation of the broader senior secured loan market. The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), which is independent of the Fund and the Adviser.

Index Methodology. The Underlying Index is a subset of the broader senior secured bank loan universe. The Index Provider will consider both fully funded term loans and defaulted loans. Loans in the Underlying Index are selected from the universe of eligible loans using defined rules. More specifically, loans eligible for inclusion in the

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Underlying Index (“eligible loans”) must meet set criteria related to loan type, minimum size, liquidity and depth of market, spread, credit rating and minimum time to maturity, including the following:

•	the size of eligible loans must be at least $500 million;

•	the number of prices available for an eligible loan and the length of time such number of prices have been available (a measure of liquidity of the loan) must be, respectively, at least two and at least 50% of all trading days in the prior three-month period (or, for loans that have not yet traded for three months, there must be at least three prices available for at least 50% of all trading days since its issue date);

•	eligible loans must be sub-investment grade, as measured either by a composite credit rating based on both Moody’s and Standard & Poor’s ratings, or if unrated, must meet the credit spread described below;

•	eligible loans must have a minimum interest rate, which must be at least 125 basis points (1.25%) higher than the interest rate of the London Interbank Offered Rate (“LIBOR”) (LIBOR is a floating rate that banks charge one another for the use of short-term money, and is often used as a peg for setting other interest rates); and

•	eligible loans must have a minimum maturity of one year at the time of inclusion in the Underlying Index.

If the number of loans eligible for inclusion in the index exceeds the target number of loans, then the final index constituents will be determined by an additional liquidity ranking procedure that scores all loans in the MarkitWSO database daily based on metrics for sources quote, frequency of quotes, number of sources with size, bid-offer spreads, average quote size and movers count. The Index Provider will calculate the Underlying Index daily on the basis of end-of-day prices provided by Markit Loan Pricing services and will re-balance the Underlying Index monthly. Additionally, the Index Provider will conduct an annual review of the parameters used in the selection process, including the target number of loans and the eligibility criteria, with qualitative and quantitative assessment of any developments in the loans market in terms of market size, depth and overall liquidity conditions.

The Index Provider will not provide any information relating to changes to the Underlying Index’s methodology for the inclusion of Component Securities, the inclusion or exclusion of specific Component Securities, or methodology for the calculation of the return of Component Securities, in advance of a public announcement of such changes by the Index Provider. In addition, the Index Provider will not provide recommendations to the Fund regarding the purchase or sale of specific securities.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate nor will it affect when the Index Provider deems re-balancing of the Underlying Index appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which currently are taxable to shareholders at higher rates than long-term capital gains). For the period from November 6, 2012 (commencement of operations) through June 30, 2013, the Fund’s turnover rate was 38%.

INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Board of Trustees. Fundamental policies of the Fund may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a

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percentage will not be considered a violation of the policy or restriction unless such change is caused by action of the Fund or pertains to the Fund’s limitations on borrowing and investment in illiquid securities.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as previously defined in “Description of Non-Principal Investments and Risk Factors”). The Fund may not:

1.	Purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this restriction as applied to the Fund, senior loans and loan participations will be considered investments in the industry of the underlying borrower, rather than that of any agent that administers the senior loan or the seller of the loan participation;

2.	Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;*

3.	Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

4.	Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

5.	Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

6.	Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.†

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval. The Fund may not:

1.	Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid;

2.	Acquire securities of other investment companies, except as permitted by the 1940 Act (currently under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not

*	Under the 1940 Act, a Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time borrowing is made.
†	For avoidance of doubt, with respect to this Fundamental Investment Restriction number 6, the Fund has no current intention to engage in reverse repurchase agreements and securities lending, but the Fund may change this intention at any time without shareholder approval.

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represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased);

3.	Borrow on margin, notwithstanding, fundamental investment restriction number 2, unless such activity is permitted by applicable law; and

4.	If the Fund is invested in by another series of the Trust or by a series of Highland Funds II, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Other Information. The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to the Fund may require that the Fund pledge its assets as collateral. If the Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, the Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.

For purposes of non-fundamental investment restriction number 1 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

NON-DIVERSIFIED STATUS

The Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Fund, however, intends to seek to qualify as a RIC for purposes of the Code, which imposes diversification requirements on this Fund that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. As a non-diversified fund, a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. The Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

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MANAGEMENT OF THE TRUST

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and birthdates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

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Name and Date of Birth	Position(s) with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee (2)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008; Vice President from February 2008 to June 2012; and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	17	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006; Chairman of the Board since June 2012	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	17	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	17	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

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Name and Date of Birth	Position(s) with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee (2)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEE

John Honis(3) (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013	Partner of Highland Capital Management, L.P.	17	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.

OFFICERS

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010

Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010.

Ethan Powell (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of Highland Fund Complex from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010.

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Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. since November 2011;Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager at HCMFA since August 2012; Assistant Treasurer of the Funds in the Highland Fund Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

[1]	Effective June 2013, the Board of Trustees adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Committee reports its findings to the Board.
[2]	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this SAI.
[3]	Mr. Honis is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Highland Capital Management, L.P., an affiliate of the Adviser.

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Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each of the Trustees by the Highland Fund Complex for the fiscal year ended June 30, 2013.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Total Compensation From the Highland Fund Complex
Interested Trustees
John Honis[1]	$0	$0	$0	$0
Ethan Powell[1]	$0	$0	$0	$0
Independent Trustees
Timothy K. Hui	$94,707	$0	$0	$150,000
Scott F. Kavanaugh	$94,707	$0	$0	$150,000
James F. Leary[2]	$89,469	$0	$0	$140,625
Bryan A. Ward	$94,707	$0	$0	$150,000

[1]	Effective July 2013, Mr. Powell resigned as Trustee of the Fund and Mr. Honis was appointed as a Trustee of the Fund.
[2]	Effective as of June 7, 2013, in accordance with the Fund’s retirement policy, James F. Leary retired as a Trustee of the Fund.

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

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The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of four Trustees, three of whom (including the Chairman) are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The remaining Trustee, Mr. Honis is an “interested person” of the Trust (an “Interested Trustee”) because of his position with Highland Capital Management, L.P, an affiliate of HCMFA. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Governance Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh and Ward. The Audit Committee met nine times during the fiscal year ended June 30, 2013. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

Governance Committee. The Governance Committee’s function is to oversee and make recommendations to the full Board with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is comprised of all of the Fund’s Independent Trustees. The Governance Committee was established in June 2012 to replace the Nominating Committee and meet three times during the fiscal year ended June 30, 2013. Mr. Kavanaugh acts as the Chairman of the Governance Committee.

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Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or another client of the Adviser. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh and Ward. The Litigation Committee met nine times during the fiscal year ended June 30, 2013. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of Messrs. Hui, Kavanaugh and Ward. The QLCC did not meet during the fiscal year ended June 30, 2013. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Independent Trustee to serve as the Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Honis’s position with an affiliate of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolios, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent public accounting firm to discuss,

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among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio manager of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in the Highland Fund Complex
Interested Trustee
John Honis[1]	$0	$1-$10,000
Independent Trustees
Timothy K. Hui	$0	$1-$10,000
Scott F. Kavanaugh	$0	$10,001-$50,000
Bryan A. Ward	$0	$1-$10,000

[1]	Effective July 2013, Mr. Honis was appointed as a Trustee of the Funds.

Trustee Positions

As of December 31, 2012, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Distributor (as defined under “Distributor”) or any person controlling, controlled by or under common control with any such entities.

Other Interests

In the third quarter of 2012, certain trusts of which members of James Dondero’s family are beneficiaries (the “Family Trust”) purchased approximately one million dollars of shares issued by First Foundation, Inc., a bank holding company of which Mr. Kavanaugh is the Vice Chairman, President, Chief Executive Officer and Chief Operating Officer. Following this purchase, the Family Trust holds approximately three and a half million dollars, or less than 4%, of First Foundation, Inc. shares.

Code of Ethics

The Fund and the Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Fund and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

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Anti-Money Laundering Compliance

The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund and its service providers may request additional information from its Authorized Participants (as defined under “Policy on Disclosure of Portfolio Holdings” in this SAI) to verify the identity of its Authorized Participants. If at any time the Fund believes an Authorized Participant may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” an Authorized Participant’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in an Authorized Participant’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the Authorized Participant that it has taken the actions described above.

Proxy Voting Policies

The Board has delegated voting of proxies in respect of the Fund’s portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. Pursuant to the applicable Proxy Voting Policy, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. The Adviser’s Proxy Voting Policy is attached as Appendix B.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (855) 799-4757 and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.

Policy on Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of the Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarters and within 70 days of the second and fourth quarters. In addition, the Fund disseminates information about its portfolio holdings each day the Fund is open for business through the Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third party service providers.

The portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to the Fund’s service providers to facilitate the provision of services to the Fund and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Fund creates and redeems shares. Entities are generally limited to NSCC members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market.

Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Adviser and the Fund’s distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

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Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s Chief Compliance Officer or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Adviser or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

Additionally, no compensation or other consideration is received by the Fund, the Adviser or any other person for Non Standard Disclosures. There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. The shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).

Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares. Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning

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through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

No dividend reinvestment service is provided by the Trust. However, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

INVESTMENT ADVISORY SERVICES

Highland Capital Management Fund Advisors, L.P. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services, Inc.”), and its general partner Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services, Inc. is controlled by Mr. Dondero and Mark Okada by virtue of their respective share ownership.

Under the Investment Advisory Agreement, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 0.45% of the Fund’s average daily managed assets. “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Under the Investment Advisory Agreement, HCMFA, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Fund.

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HCMFA carries out its duties under the Investment Advisory Agreement at its own expense. The Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA, HCMFA shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.

Conflicts of Interests. HCMFA and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio manager has a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

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While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

The table below sets forth the advisory fee paid by the Fund, as well as any fee waivers and/or expense reimbursements, for the period from November 6, 2012 (commencement of operations) through June 30, 2013:

Period Ended June 30, 2013
Gross Advisory Fee	$155,779
Expense Reimbursement[1]	($371,764)
Net Advisory Reimbursement	$215, 985

[1]	The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of average daily net assets of the fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

INFORMATION REGARDING PORTFOLIO MANAGER

The portfolio manager of the Fund is Ethan Powell. As of June 30, 2013, Ethan Powell did not manage any registered investment companies, other pooled investment vehicles, or other accounts besides the Fund.

Compensation Structure – HCMFA

HCMFA’s financial arrangements with its portfolio manager, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by HCMFA, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of

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compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of HCMFA in order to promote the success of HCMFA.

Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of HCMFA.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

Conflicts of Interest – Highland

Because the portfolio manager may manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. The Fund’s portfolio manager may serve as a dual employee of HCMFA and another adviser affiliated with HCMFA, and may manage other accounts advised by such affiliate. In such cases, the portfolio manager will endeavor to allocate investment opportunities in a fair and equitable manner, subject to oversight by HCMFA pursuant to procedures and policies adopted by HCMFA and its advisory affiliates that are designed to manage the potential conflicts of interest between the portfolio manager’s fiduciary obligations to the Fund and his or her similar fiduciary obligations to other clients. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. This information is provided as of June 30, 2013.

Name of Portfolio Manager	Dollar Range of Fund Equity Securities Beneficially Owned by Portfolio Manager
Ethan Powell	$1 - $10,000

ADMINISTRATOR

Under the Administration Agreement with SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456 (the “Administrator”), the Administrator provides administration services to the Fund, as well as other services including fund accounting, shareholder services and a contact center. The Administrator receives a monthly administration fee from the Fund, calculated and assessed in arrears based on the aggregate net assets of the Fund at an annual rate of 0.10% on the first $250,000,000 of net assets, 0.09% on the next $750,000,000 of net assets, and 0.08% on all net assets exceeding $1,000,000,000, subject to an annual minimum fee of $85,000. The Fund pays all expenses not otherwise allocated under the Administration Agreement, including but not limited to printing and postage charges and securities registration and custodian fees. For the period from November 6, 2012 (commencement of operations) through June 30, 2013, the Fund paid administration fees to the Administrator in the amount of $54,692

DISTRIBUTOR

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Under a Distribution Agreement with SEI Investments Distribution Co., One Freedom Valley Drive Oaks, PA 19456 (the “Distributor”), shares of the Fund are offered for sale on a continuous basis only in Creation Units, as described in the Prospectus and in the “Purchase and Redemption of Shares” section of this SAI below. Fund shares in amounts less than Creation Units are not distributed by the Distributor. For the period from November 6, 2012 (commencement of operations) through June 30, 2013, the Fund paid no fees to the Distributor as compensation for services.

The Fund has adopted a Rule 12b-1 Distribution Plan (the “Plan”) pursuant to which payments of up to 0.25% may be made as reimbursement or compensation for distribution related activities and other services with respect to the Fund. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Fund, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of the Fund (as such vote is defined in the 1940 Act).

TRANSFER AGENT

State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116 (“State Street”) provides transfer agency and dividend disbursing services for the Fund. As part of these services, State Street maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Fund’s securities and cash distributions to shareholders.

CUSTODIAN

State Street is the custodian for the Fund. State Street is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund is PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, TX 75201. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Broker-Dealers; Order Placement

Subject to the overall review of the Fund’s Board of Trustees, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in Fund investments. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time.

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The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Fund. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. For the period from November 6, 2012 (commencement of operations) through June 30, 2013, the Fund paid no brokerage commissions.

Certain Affiliations

The Fund and HCMFA are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of HCMFA. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Fund may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to the 1940 Act and the rules promulgated thereunder. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

For the period from November 6, 2012 (commencement of operations) through June 30, 2013, the Fund paid no brokerage commissions to NexBank.

In addition to the affiliation with NexBank, the Fund and HCMFA are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HCMFA. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by HCMFA (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which the Fund may be a lender; Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

The Fund’s Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between HCMFA and the Fund.

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DESCRIPTION OF THE FUND’S SHARES

The Fund is a series of the Trust, a Delaware statutory trust formed on February 28, 2006. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board of Trustees is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Purchase and Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees.

Description of the Trust

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.

Trust Matters

The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.

Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

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Shareholder Approval

Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.

Information for Shareholders

All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456. For assistance, call (855) 799-4757 or visit the Fund’s website at http://www.highlandfunds.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of October 1, 2013, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of the Fund.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser. As of October 1, 2013, State Street Bank & Trust Co. was a control person of the Fund. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund participants, as of October 1, 2013 is set forth below:

Name and Address	Shares Held	Percentage Owned
STATE STREET BANK & TRUST CO, ATTN: PROXY SERVICES / JAB5 EAST, 1776 HERITAGE DRIVE, NORTH QUINCY, MA 02171	1,898,600	34.6%
NATIONAL FINANCIAL SERVICES LLC, PO BOX 673004, DALLAS, TX 75267	814,533	14.8%
BNY MELLON, US PROXY DEPARTMENT, 525 WILLIAM PENN PLACE, SUITE 0400, PITTSBURGH, PA 15259	435,331	7.9%
CHARLES SCHWAB & CO., INC., ATTN: PROXY, PO BOX 64930, PHOENIX, AZ 85082-4930	429,269	7.8%
MORGAN STANLEY, HARBORSIDE FINANCIAL CENTER, 201 PLAZA TWO, 7TH FLOOR, JERSEY CITY, NJ 07311-3977, ATTN: PROXY DEPARTMENT	385,553	7.0%
PERSHING LLC, 1 PERSHING PLAZA, 7TH FLOOR, JERSEY CITY, NJ 07399	270,551	4.9%

PURCHASE AND REDEMPTION OF SHARES

The Fund issues and redeems shares only in aggregations of Creation Units. A Creation Unit is comprised of 100,000 shares. The value of a Creation Unit at the Fund’s inception was $2,000,000.

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The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and may make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Creation Units. The Fund issues and sells shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business.

Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount (as defined below) if required and the Transaction Fee described in the Prospectus. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund expects to enter into Authorized Participant Agreements with only a small number of DTC Participants.

Creation Deposit. The consideration for purchase of a Creation Unit of shares of the Fund generally consists of cash only (including the appropriate Transaction Fee). However, the Fund also reserves the right to permit or require the in-kind deposit of a designated portfolio of securities (“Deposit Securities”) constituting a representation of the Underlying Index, along with the Balancing Amount and the appropriate Transaction Fee (collectively, the “Creation Deposit”) as consideration for the purchase of a Creation Unit. The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated.

The Custodian, using information provided by the Administrator, makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Creation Deposit (based on information at the end of the previous Business Day). Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of shares the Fund until such time as the next-announced Creation Deposit composition is made available. The Custodian, using information provided by the Administrator, will also make available through the NSCC on each Business Day information about the previous day’s Balancing Amount.

The identity and number of shares of the Deposit Securities required for a Creation Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security or Deposit Securities which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Creation Deposit, in the composition of the subject index being tracked by the Fund, or resulting from stock splits and other corporate actions.

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In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Creation Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding share of the Fund, will be made available.

Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. The Participation Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of shares so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Purchases through and outside the Clearing Process. An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite deposit securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor. A purchase order must be received by the Distributor at 4:00 p.m. Eastern time if transmitted by mail or by 3:00 p.m. Eastern time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s Closing NAV per Share.

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The Creation Deposit transfer must be ordered on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. Eastern Time of the next Business Day immediately following such Transmittal Date. The cash equal to the Cash Amount must be transferred directly to the Fund through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Fund no later than 2:00 p.m. Eastern Time on the next Business Day immediately following the Transmittal Date. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the

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Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer.

Rejection of Purchase Orders. The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect to the Fund if (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered are not as specified by the Adviser and the Adviser has not consented to acceptance of an in-kind deposit that varies from the designated deposit securities; (d) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (e) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (f) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the value of a cash purchase amount, or the value of the Balancing Amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off time for the Fund on the Transmittal Date; or (h) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Custodian, using information provided by the Administrator, through the NSCC, makes available prior to the opening of business on the Exchange on each Business Day, the identity of the Fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund securities received in redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Redemption proceeds for a Creation Unit generally consist of cash; however, the Fund also reserves the right to make the redemptions entirely or partly in the announced Fund securities plus or minus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund securities, less a redemption transaction fee.

Redemptions of shares for Fund securities will be subject to compliance with applicable federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash if the Trust could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the Fund securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the Exchange is closed on days other than weekdays or holidays; (ii) during periods when trading on the Exchange is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

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Placement of Redemption Orders through and outside Clearing Process. Orders to redeem Creation Units of the Fund through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received by the Distributor prior to 4:00 p.m. Eastern Time if transmitted by mail or by 3:00 p.m. Eastern Time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s closing NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The requisite cash or Fund securities and the Balancing Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. A redemption order must be received by the Distributor prior to 4:00 p.m. Eastern Time if transmitted by mail or by 3:00 p.m. Eastern Time if transmitted by telephone, facsimile or other electronic means permitted under the Authorized Participant Agreement in order to receive that day’s closing NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00am Eastern Time on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”). All other procedures set forth in the Authorized Participant Agreement must be properly followed. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite cash and, if applicable, Fund securities, which are expected to be delivered within three Business Days following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction. An additional charge of up to 1% of the net asset value per Creation Unit, inclusive of the standard transaction fee, may be imposed for (i) in-kind creations effected outside the normal Clearing Process, and (ii) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities).

Purchasers of shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Continuous Offering. The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells some or all of the shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new shares with an active selling effort

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involving solicitation of secondary market demand for shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving shares under certain circumstances, on the condition that purchasers of shares are provided with a product description of the shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that under 1933 Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s Prospectus is available at the national securities exchange on which the shares of the Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.

INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

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(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Any investment company taxable income retained by the Fund will be subject to Fund-level tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by that Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount

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equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, subject to certain limitations, the Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Carryforward losses may be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. The Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. The Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Distributions are taxable to shareholders even if they are paid from gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares pursuant to DTC’s Dividend Reinvestment Service (see “Dividends and Other Distributions” in the Fund’s Prospectus).

The Fund (or broker or other financial intermediary through which you own your shares) will send information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

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For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be eligible for treatment as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by that Fund from domestic corporations for the taxable year, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be eligible for the corporate dividends-received deduction.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund. For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Return of Capital Distributions

If the Fund makes a distribution to a shareholder in excess of that Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether that Fund’s net asset value also reflects unrealized losses.

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Tax Implications of Certain Fund Investments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

A substantial portion of the Fund’s investments in loans and other debt obligations may be treated as having market discount and/or OID, which, in some cases, could be significant.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest that Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain distribution or ordinary dividend, respectively, than they would in the absence of such transactions.

Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for the Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to

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seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholder of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Any transactions by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent years.

Any equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject that Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and

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increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease the Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from the Fund.

The Fund’s derivatives transactions, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because these and other tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

In addition, certain derivatives transactions and investments in foreign currency-denominated debt instruments as well as any transactions in foreign currencies or hedging activities, to the extent used by the Fund, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of that Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), that Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Backup Withholding

The Fund (or a broker or other financial intermediary through which shares are held) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale or Exchange of Fund Shares

The sale or exchange of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends

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received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Distributions properly reported as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

However, effective for taxable years of a RIC beginning before January 1, 2014, the RIC is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the RIC in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC in a written notice to shareholders (“short-term capital gain dividends”). A RIC is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a RIC reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

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A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of the special exceptions referred to above, and thus does not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

47

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of the Fund and that Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends (other than exempt-interest dividends), including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to

FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Creation and Redemption of Creation Units

An Authorized Participant that purchases Creation Units in exchange for cash, portfolio securities or a combination thereof generally will recognize a gain or a loss on the exchange. The gain or loss generally will be equal to the difference between the market value of the Creation Units at the time and the sum of the cash paid by the Authorized Participant and the Authorized Participant’s aggregate basis in any securities surrendered by the Authorized Participant. An Authorized Participant that redeems Creation Units for cash and/or portfolio securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units surrendered and the sum of the cash received by the Authorized Participant and the aggregate market value of any securities received by the Authorized Participant. In certain cases, however, the IRS may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules

48

governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether or when a loss might be deductible.

Gain or loss recognized by an Authorized Participant upon a purchase of Creation Units in exchange for Component Securities or other debt instruments may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon a purchase of Creation Units in exchange for Component Securities or other debt instruments generally will be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon a redemption of Creation Units generally will be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gain or loss generally will be treated as short-term capital gain or loss. Authorized Participants should consult their own tax advisor with respect to the tax treatment to them of any creation or redemption transaction.

Substantial Share Purchases by Authorized Participants

The Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Trust as an investment through such plans and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

49

FINANCIAL STATEMENTS

The audited financial statements and notes thereto of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in Highland/iBoxx Senior Loan ETF’s Annual Report to Shareholders for the fiscal period ended June 30, 2013, as filed with the SEC on September 6, 2013, are incorporated into this SAI by reference. To request the Fund’s 2013 Annual Report, please call 1-877- 665-1287.

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APPENDIX A — RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Long-term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

A-1

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

Long-term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation, (ii) nature of and provisions of the obligation, and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A-2

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless S&P believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. Both a longer stated grace period and the absence of a stated grace period are irrelevant. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

A-3

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (S&P’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

A-4

APPENDIX B —

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

PROXY VOTING POLICY

1. Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2. Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular

B-1

proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to HCMFA’s Compliance Department at least quarterly

2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3. Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

B-2

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4. Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

B-3

PART C: Other Information

Item 28. Exhibits

(a)	(1)		Amended and Restated Agreement and Declaration of Trust of the Registrant, dated September 14, 2012 is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(2)	(i)	Certificate of Designation dated March 3, 2006 for Highland Long/Short Equity Fund (formerly, Pyxis Long/Short Equity Fund, Highland Long/Short Equity Fund, Highland Equity Opportunities Fund) (“Long/Short Equity Fund”) is incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 1, 2007.

		(ii)	Certificate of Designation dated March 7, 2008 for Highland Long/Short Healthcare Fund (formerly, Pyxis Long/Short Healthcare Fund, Highland Long/Short Healthcare Fund, Highland Healthcare Fund) (“Long/Short Healthcare Fund”) is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

		(iii)	Certificate of Designation dated February 21, 2011 for Highland Floating Rate Opportunities Fund (formerly, Pyxis Floating Rate Opportunities Fund, Highland Floating Rate Opportunities Fund) (“Floating Rate Opportunities Fund”) is Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on February 25, 2011.

		(iv)	Certificate of Designation dated September 14, 2012 for Pyxis/iBoxx Senior Loan ETF (“Senior Loan ETF”) is Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(b)			By-laws of the Registrant is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

(c)			Not Applicable.

(d)	(1)		Amended and Restated Investment Advisory Agreement dated as of December 4, 2006, as amended, between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P., Highland Capital Management, L.P.) (“HCMFA”) and the Registrant with respect to Long/Short Equity Fund, filed herewith.

	(2)		Management Fee Waiver Agreement dated September 13, 2013 between HCMFA and the Registrant on behalf of Long/Short Equity Fund, filed herewith.

	(3)		Amended and Restated Investment Advisory Agreement dated as of May 1, 2010, as amended, between HCMFA and the Registrant with respect to Long/Short Healthcare Fund, filed herewith.

	(4)		Amended and Restated Investment Sub-Advisory Agreement dated as of May 6, 2010, as amended, between HCMFA and Cummings Bay Capital Management, L.P. (“CBCM”) with respect to Long/Short Healthcare Fund, filed herewith.

	(5)		Amended and Restated Investment Advisory Agreement dated as of June 10, 2011, as amended, between HCMFA and the Registrant with respect to Floating Rate Opportunities Fund, filed herewith.

	(6)		Investment Advisory Agreement dated September 21, 2012 between HCMFA and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

1

(e)	(1)		Underwriting Agreement dated December 4, 2006 between Foreside Funds Distributors, LLC (“Foreside”) and the Registrant Incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

		(i)	Amendment to Underwriting Agreement dated July 1, 2010 between Foreside and Registrant, filed herewith.

		(ii)	Revised Exhibit A to Underwriting Agreement dated June 10, 2011 between Foreside and Registrant, filed herewith.

		(iii)	Amendment to Underwriting Agreement dated April 2012 between Foreside and Registrant, filed herewith.

	(2)		Distribution Agreement dated September 25, 2012 between SEI Investments Distribution Co. and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(3)		Distribution Services Agreement dated September 25, 2012 between SEI Investments Distribution Co. and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(4)		Form of Selling Group Agreement is Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 30, 2009.

(f)			Not Applicable

(g)	(1)		Master Custodian Agreement dated October 1, 2012 between State Street Bank and Trust Company (“State Street”) and the Registrant with respect to Senior Loan ETF, Long/Short Equity Fund, Long/Short Healthcare Fund and Floating Rate Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(h)	(1)		Administration Services Agreement dated December 4, 2006 between HCMFA and the Registrant, filed herewith.

		(i)	Amendment No. 1 dated June 6, 2008 to Administration Services Agreement between HCMFA and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 16, 2008.

		(ii)	Revised Exhibit A dated May 2, 2008 to Administration Services Agreement between HCMFA and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(2)		Administration Agreement dated September 25, 2012 between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(3)		Form of Authorized Participant Agreement with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

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	(4)	Transfer Agency and Services Agreement dated October 1, 2012 between State Street and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(5)	Master Sub-Administration Agreement dated January 7, 2013 between State Street and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time), filed herewith.

	(6)	Transfer Agency and Service Agreement dated December 26, 2012 between Boston Financial Data Services, Inc. and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time), filed herewith.

	(7)	Securities Lending and Service Agreement dated March 4, 2013 between State Street and Registrant, filed herewith.

	(8)	Expense Limitation and Recoupment Agreement dated May 17, 2013 between HCMFA and the Registrant on behalf of the Floating Rate Opportunities Fund, filed herewith.

	(9)	Expense Limitation and Recoupment Agreement dated October 17, 2013 between HCMFA and the Registrant on behalf of the Long/Short Healthcare Fund, filed herewith.

	(10)	Expense Limitation and Recoupment Agreement dated October 17, 2013 between HCMFA and the Registrant on behalf of Senior Loan ETF, filed herewith.

	(11)	Amended and Restated Credit Agreement dated June 3, 2011 between State Street and Registrant on behalf of Floating Rate Opportunities Fund, filed herewith.

	(12)	Line of Credit Agreement dated May 24, 2013 between State Street and Registrant on behalf of Long/Short Equity Fund, Long/Short Healthcare Fund and Senior Loan ETF, filed herewith.

(i)	(1)	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to Long/Short Equity Fund is incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on November 22, 2006.

	(2)	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to Long/Short Healthcare Fund is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

	(3)	Opinion of Ropes & Gray LLP with respect to Floating Rate Opportunities Fund is Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

	(4)	Opinion of Ropes & Gray LLP with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(j)	(1)	Consent of Independent Registered Public Accounting Firm, filed herewith.

	(2)	Power of Attorney dated December 14, 2007 is incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on December 21, 2007.

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	(3)	Power of Attorney dated March 2, 2011 Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

(k)		Not Applicable

(l)		Initial Capital Agreement dated November 20, 2006 between HCMFA and the Registrant on behalf of Long/Short Equity Fund is Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on November 22, 2006.

(m)	(1)	Form of Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Long/Short Equity Fund is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

	(2)	Form of Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Long/Short Healthcare Fund is Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

	(3)	Rule 12b-1 Distribution Plan relating to Class A, Class B and Class C Shares of Floating Rate Opportunities Fund, filed herewith.

	(4)	Form of Rule 12b-1 Distribution Plan relating to Shares of Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(n)	(1)	Form of Rule 18f-3 Multi-Class Plan relating to Long/Short Equity Fund is Incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

	(2)	Form of Rule 18f-3 Multi-Class Plan relating to Long/Short Healthcare Fund is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

	(3)	Rule 18f-3 Multi-Class Plan dated February 21, 2011 relating to Floating Rate Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

(o)		Reserved

(p)	(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14, File No. 333-172618, filed on April 15, 2011.

	(2)	Code of Ethics of HCMFA adopted as of June 30, 2009 is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2010.

	(3)	Code of Ethics of CBCM, Sub-Adviser for Long/Short Healthcare Fund adopted as of March 22, 2010 is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on August 27, 2010.

	(4)	Code of Ethics of SEI Investments Distribution Co., Distributor for Senior Loan ETF dated October 3, 2012 is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

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Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable

Item 30. Indemnification

Section 4.2 of the Registrant’s Agreement and Declaration of Trust provides as follows:

(a) Highland Funds I (the “Trust”) hereby agrees, solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such Person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article IV by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct

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necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.

Section 6 of each Investment Advisory Agreement with the Adviser provides as follows:

(a) The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known

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to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d) Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Section 9 of the Underwriting Agreement with Foreside Funds Distributors LLC. (formerly, BNY Mellon Distributors, Inc., PFPC Distributors, Inc.) (the “Distributor”) provides as follows:

(a) Highland Funds I (the “Fund”) agrees to indemnify and hold harmless the Distributor and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which the Distributor takes in connection with the provision of services to the Fund. Neither the Distributor nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by the Distributor’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(b) The Fund agrees to indemnify and hold harmless the Distributor, its officers, directors, and employees, and any person who controls The Distributor within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”), free and harmless (a) from and against any and all claims, costs, expenses (including reasonable attorneys’ fees) losses, damages, charges, payments and liabilities of any sort or kind which the Distributor, its officers, directors, employees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact contained in the Fund’s Registration Statement, Prospectus, Statement of Additional Information, or sales literature (including amendments and supplements thereto), or (ii) any omission, or alleged omission, to state a material fact required to be stated in the Fund’s Registration Statement, Prospectus, Statement of Additional Information or sales literature (including amendments or supplements thereto), necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished to the Fund by the Distributor or its affiliated persons for use in the Fund’s Registration Statement, Prospectus, or Statement of Additional Information or sales literature (including amendments or supplements thereto),

7

such indemnification is not applicable; and (b) from and against any and all such claims, demands, liabilities and expenses (including such costs and counsel fees) which you, your officers and directors, or such controlling person, may incur in connection with this Agreement or the Distributor’s performance hereunder (but excluding such claims, demands, liabilities and expenses (including such costs and counsel fees) arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any Registration Statement or any Prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any Registration Statement or any Prospectus or necessary to make the statements in either thereof not misleading), unless such claims, demands, liabilities and expenses (including such costs and counsel fees) arise by reason of the Distributor’s willful misfeasance, bad faith or negligence in the performance of the Distributor’s duties hereunder. The Fund acknowledges and agrees that in the event that the Distributor, at the request of the Fund, is required to give indemnification comparable to that set forth in this paragraph to any broker-dealer selling Shares of the Fund or servicing agent servicing the shareholders of the Fund and such broker-dealer or servicing agent shall make a claim for indemnification against the Distributor, the Distributor shall make a similar claim for indemnification against the Fund.

(c) The Distributor agrees to indemnify and hold harmless the Fund, its several officers and Board Members and each person, if any, who controls a Portfolio within the meaning of Section 15 of the 1933 Act against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which the Fund, its officers, Board Members or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its officers or Board Members, or any controlling person resulting from such claims or demands arose out of the acquisition of any Shares by any person which may be based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Fund’s Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), or any omission, or alleged omission, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by the Distributor or its affiliated persons (as defined in the 1940 Act). The foregoing rights of indemnification shall be in addition to any other rights to which the Fund or any such person shall be entitled to as a matter of law.

(d) In any case in which one party hereto (the “Indemnifying Party”) may be asked to indemnify or hold the other party hereto (the “Indemnified Party”) harmless, the Indemnified Party will notify the Indemnifying Party promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification (an “Indemnification Claim”) against the Indemnifying Party, although the failure to do so shall not prevent recovery by the Indemnified Party, and shall keep the Indemnifying Party advised with respect to all developments concerning such situation. The Indemnifying Party shall have the option to defend the Indemnified Party against any Indemnification Claim which may be the subject of this indemnification, and, in the event that the Indemnifying Party so elects, such defense shall be conducted by counsel chosen by the Indemnifying Party and satisfactory to the Indemnified Party, and thereupon the Indemnifying Party shall take over complete defense of the Indemnification Claim and the Indemnified Party shall sustain no further legal or other expenses in respect of such Indemnification Claim. In the event that the Indemnifying Party does not elect to assume the defense of any such suit, or in case the Indemnified Party reasonably does not approve of counsel chosen by the Indemnifying Party, or in case there is a conflict of interest between the Indemnifying Party or the Indemnified Party, the Indemnifying Party will reimburse the Indemnified Party for the fees and expenses of any counsel retained by the Indemnified Party. Each party agrees promptly to notify the other party of the commencement of any litigation or proceedings against the notifying party or any of its officers or directors in connection with the issue and sale of any Shares. The Indemnified Party will not confess any Indemnification Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party’s prior written consent.

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Section 8.02 of the Distribution Agreement with SEI Investments Distribution Co. (“SIDCO” or the “Distributor”) with respect to Senior Loan ETF provides as follows:

Distributor will indemnify and hold harmless the Company, each of its directors, officers, employees and each person, if any, who controls, is controlled by or is under common control with, the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Company Indemnified Parties”) from and against any and all losses, claims, damages or liabilities, joint or several, whatsoever (including any investigation, legal or other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company Indemnified Parties may become subject, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Covered Document, in reliance upon and in conformity with written information furnished to the Company by the Distributor about the Distributor expressly for use therein.

Section 4.02 of the Distribution Services Agreement with SEI Investments Distribution Co. with respect to Senior Loan ETF provides as follows:

SIDCO hereby agrees to indemnify, defend and hold harmless (on an as-incurred basis), the Advisor and each of its affiliates, officers, directors, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each, an “Advisor Indemnified Party”) from and against any loss, liability, damages, cost or expense incurred by such Advisor Indemnified Party (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith) as a result of (i) any material failure by SIDCO to comply with any applicable laws, including but not limited to the NASD Conduct Rules, or (ii) an action or omission of SIDCO involving bad faith or fraud by SIDCO.

Section 12 of the Administration Agreement with HCMFA provides as follows:

(a) The Trust agrees to indemnify and hold harmless HCMFA and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including without limitation reasonable attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) (collectively, “Losses”) arising directly or indirectly from any action or omission to act which HCMFA takes (i) at the request or on the direction of or in reliance on the advice of the Trust or (ii) upon Oral Instructions or Written Instructions; provided, however, neither HCMFA nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of HCMFA’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, the Trust shall not be liable to HCMFA or its affiliates for any consequential, special or indirect losses or damages which HCMFA or its affiliates may incur or suffer as a consequence of this Agreement, whether or not the likelihood of such damages or losses was known by the Trust.

In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds.

Item 31. Business and Other Connections of the Investment Adviser and Investment Sub-Advisers

(a) The description of the business of HCMFA, the investment adviser, is set forth under the caption “Management of the Funds” in the Prospectuses and under the caption “Management” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of HCMFA is set forth in its Form ADV, as filed with the SEC on March 28, 2013 (File No. 801- 69968) and as amended through the date hereof, and is incorporated herein by reference.

(b) The description of the business of CBCM, a registered investment adviser affiliated with HCMFA and the investment Sub-Adviser to Long/Short Healthcare Fund, is set forth under the caption “Management of the Funds” in Long/Short Healthcare Fund’s Prospectus and under the caption “Management” in Long/Short Healthcare Fund’s SAI, each forming part of this Registration Statement.

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Acis Capital Management, L.P., Tunstall Capital Management, L.P, NexPoint Advisors, L.P., Highland Capital Management, L.P. and Granite Bay Advisors, L.P., each with its principal place of business located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, are registered investment advisers affiliated with HCMFA. The following are officers of CBCM:

(1)	James D. Dondero, President

(2)	Thomas Surgent, Chief Compliance Officer

The following is an officer of Acis Capital Management, L.P., Tunstall Capital Management, L.P., and Granite Bay Advisors, L.P.:

(1)	Thomas Surgent, Chief Compliance Officer

The following are officers of NexPoint Advisors, L.P.:

(1)	Brian Mitts, Secretary

(2)	Alan Head, Chief Compliance Officer

(3)	Ethan Powell, President

(4)	Frank Waterhouse, Treasurer

The following are officers of Highland Capital Management, L.P.:

(1)	Mark Okada, Chief Investment Officer

(2)	Scott Ellington, Chief Legal Officer and General Counsel

(3)	Thomas Surgent, Chief Compliance Officer

(4)	Frank Waterhouse, Chief Financial Officer

Item 32. Principal Underwriter

(a) Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors LLC) (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Aston Funds

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Highland Funds I (f/k/a Pyxis Funds I)

Highland Funds II (f/k/a Pyxis Funds II)

Kalmar Pooled Investment Trust

Matthews International Funds (d/b/a Matthews Asia Funds)

Metropolitan West Funds

The Motley Fool Funds Trust

New Alternatives Fund, Inc.

Old Westbury Funds, Inc.

The RBB Fund, Inc.

Stratton Mid Cap Fund, Inc. (f/k/a Stratton Multi-Cap Fund, Inc.)

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc.

The Torray Fund

Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

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SEI Investments Distribution Co. (“SEI”) serves as the principal underwriter for Senior Loan ETF. As of April 1, 2012, SEI acted as principal underwriter for the following investment companies:

SEI Daily Income Trust

SEI Liquid Asset Trust

SEI Tax Exempt Trust

SEI Institutional Managed Trust

SEI Institutional International Trust

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

Bishop Street Funds

SEI Asset Allocation Trust

SEI Institutional Investments Trust

CNI Charter Funds

Causeway Capital Management Trust

ProShares Trust

Community Reinvestment Act Qualified Investment Fund

SEI Alpha Strategy Portfolios, LP

TD Asset Management USA Funds

SEI Structured Credit Fund, LP

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

Global X Funds

ProShares Trust II

Exchanged Traded Concepts Trust (f/k/a FaithShares Trust)

Schwab Strategic Trust

RiverPark Funds

Adviser Managed Trust Fund

Huntington Strategy Shares

New Covenant Funds

Highland Funds I

SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) Foreside’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312. The following is a list of the managers and officers of Foreside:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Mark A. Fairbanks†	President and Manager	None

Richard J. Berthy†	Vice President, Treasurer and Manager	None

Bruno S. DiStefano	Vice President	None

Ronald C. Berge	Vice President	None

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Susan K. Moscaritolo	Vice President and Chief Compliance Officer	None

Lisa S. Clifford†	Vice President and Managing Director of Compliance	None

Jennifer E. Hoopes†	Secretary	None

Nishant Bhatnagar†	Assistant Secretary	None

*	The principal business address for each individual unless otherwise noted is Foreside Funds Distributors LLC, 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.
†	The principal business address for this individual is Foreside Funds Distributors LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

SEI is located at One Freedom Valley Drive, Oaks, PA 19456. The following is a list of the directors and executive officers of SEI:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant

William M. Doran	Director	None

Edward D. Loughlin	Director	None

Wayne M. Withrow	Director	None

Kevin P. Barr	President & Chief Executive Officer	None

Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	None

Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	None

John C. Munch	General Counsel & Secretary	None

Mark J. Held	Senior Vice President	None

Lori L. White	Vice President & Assistant Secretary	None

John P. Coary	Vice President & Assistant Secretary	None

John J. Cronin	Vice President	None

Robert M. Silvestri	Vice President	None

*	The principal business address for each individual is SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456

(c) The following are all commissions and other compensation received, directly or indirectly, from Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund, and Highland Long/Short Healthcare Fund (collectively, the “Funds”), each a series of Highland Funds I, during the last fiscal year ended June 30, 2013 by Foreside who is not an affiliated person of the Funds or any affiliated person of an affiliated person:

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Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
Foreside Funds Distributors LLC with respect to Highland Floating Rate Opportunities Fund	$2,393	$0	$0	$0
Foreside Funds Distributors LLC with respect to Highland Long/Short Equity Fund	$9,150	$0	$13	$0
Foreside Funds Distributors LLC with respect to Highland Long/Short Healthcare Fund	$572	$0	$9	$0

Item 33. Location of Accounts and Records

(1)	Boston Financial Data Services Inc., 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534 (records relating to its function as transfer agent).

(2)	Foreside Funds Distributors, LLC, 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312 and Three Canal Plaza, Suite 100, Portland, ME 04101 (records relating to its function as distributor).

(3)	State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor Boston, MA 02116 (records relating to its function as custodian, administrator and sub-administrator).

(4)	Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.), 200 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as adviser and as administrator).

(5)	SEI Investments Distribution Co., One Freedom Valley Drive Oaks, PA 19456 (records relating to its function as administrator and distributor with respect to Senior Loan ETF).

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 38 under the Securities Act and Amendment No. 41 under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas on this 28th day of October, 2013.

By:	/s/ Ethan Powell
Ethan Powell Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ethan Powell Ethan Powell	Executive Vice President and Secretary (Principal Executive Officer)	October 28, 2013

/s/ Timothy K. Hui* Timothy K. Hui	Trustee	October 28, 2013

/s/ Scott F. Kavanaugh* Scott F. Kavanaugh	Chairman of the Board, Trustee	October 28, 2013

/s/ Bryan A. Ward* Bryan A. Ward	Trustee	October 28, 2013

/s/ Brian Mitts* Brian Mitts	Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 28, 2013

* By:	/s/ Ethan Powell
Ethan Powell
Attorney in Fact*

October 28, 2013

*	Pursuant to Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

Exhibit Index

Exhibit No.
(d)	(1)		Amended and Restated Investment Advisory Agreement between HCMFA and the Registrant with respect to Long/Short Equity Fund

	(2)		Management Fee Waiver Agreement between HCMFA and the Registrant on behalf of Long/Short Equity Fund

	(3)		Amended and Restated Investment Advisory Agreement between HCMFA and the Registrant with respect to Long/Short Healthcare Fund

	(4)		Amended and Restated Investment Sub-Advisory Agreement between HCMFA and CBCM with respect to Long/Short Healthcare Fund

	(5)		Amended and Restated Investment Advisory Agreement between HCMFA and the Registrant with respect to Floating Rate Opportunities Fund

(e)	(1)	(i)	Amendment to Underwriting Agreement between Foreside and Registrant

		(ii)	Revised Exhibit A to Underwriting Agreement between Foreside and Registrant

		(iii)	Amendment to Underwriting Agreement between Foreside and Registrant

(h)	(1)		Administration Services Agreement between HCMFA and the Registrant

	(5)		Master Sub-Administration Agreement between State Street and HCMFA

	(6)		Transfer Agency and Service Agreement between Boston Financial Data Services, Inc. and the series of the Registrant listed on Schedule A thereto

	(7)		Securities Lending and Service Agreement between State Street and Registrant

	(8)		Expense Limitation and Recoupment Agreement between HCMFA and the Registrant on behalf of the Floating Rate Opportunities Fund

	(9)		Expense Limitation and Recoupment Agreement between HCMFA and the Registrant on behalf of the Long/Short Healthcare Fund

	(10)		Expense Limitation and Recoupment Agreement between HCMFA and the Registrant on behalf of Senior Loan ETF

	(11)		Amended and Restated Credit Agreement between State Street and Registrant on behalf of Floating Rate Opportunities Fund

	(12)		Line of Credit Agreement between State Street and Registrant on behalf of Long/Short Equity Fund, Long/Short Healthcare Fund and Senior Loan ETF

(j)	(1)		Consent of Independent Registered Public Accounting Firm

(m)	(3)		Rule 12b-1 Distribution Plan relating to Class A, Class B and Class C Shares of Floating Rate Opportunities Fund